UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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INTERCONTINENTAL EXCHANGE, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026

Notice of 2026 Annual Meeting

and Proxy Statement

March 31, 2026

Dear Stockholder,

On behalf of the Board of Directors and the management of Intercontinental Exchange, Inc., I am pleased to invite you to the 2026 Annual Meeting of Stockholders. The Annual Meeting will be held via webcast on Friday, May 15, 2026 at 8:30 a.m., Eastern time. There will be no in-person meeting. We believe that in light of the success of our virtual meetings over the last few years, conducting a virtual meeting will continue to allow wide participation among our stockholders. Stockholders will be able to listen, vote, and submit questions from any remote location with Internet connectivity. Online check-in will begin at 8:15 a.m., Eastern time, and you should allow ample time for the check-in procedures. Information on how to participate in this year’s virtual meeting can be found on page 75.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting. Our senior officers, as well as representatives from our independent registered public accounting firm, will be available at the virtual meeting to respond to appropriate questions from stockholders.

Again this year, we are delivering proxy materials for the Annual Meeting under the Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. These rules permit us to furnish proxy materials, including the attached Notice of Annual Meeting, Proxy Statement and our 2025 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. The rules also allow us to help the environment by reducing the consumption of paper, energy and other natural resources and to lower our printing and distribution expenses. Our stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions on how to access and review all of our proxy materials on the Internet. Our stockholders will not receive printed copies unless they request them. The Notice also explains how you may submit your proxy on the Internet.

Whether or not you plan to participate in the virtual meeting, please complete, sign, date and return your proxy card or vote telephonically or electronically using the telephone and Internet voting procedures described on the proxy card at your earliest convenience.

Sincerely,

Jeffrey C. Sprecher Chair and Chief Executive Officer Intercontinental Exchange, Inc. | ICE

INTERCONTINENTAL EXCHANGE, INC.	• 5660 NEW NORTHSIDE DRIVE, THIRD FLOOR	• ATLANTA, GEORGIA 30328

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

www.virtualshareholdermeeting.com/ ICE2026

Friday, May 15, 2026 8:30 a.m., Eastern time

The Board of Directors has fixed the close of business on March 19, 2026 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

The webcast of the virtual meeting will be accessible by the public. To vote and submit questions at the virtual annual meeting, stockholders of record will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares of common stock through a broker or nominee, you will need to obtain your control number from your broker in order to vote and submit questions at the virtual meeting. For detailed instructions, please refer to page 75 in this Proxy Statement.

A list of stockholders entitled to vote at the 2026 Annual Meeting of Stockholders will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, located at 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, during the ten days prior to the meeting, during ordinary business hours.

By Order of the Board of Directors,

Andrew J. Surdykowski

General Counsel

Intercontinental Exchange, Inc. | ICE

Atlanta, Georgia

March 31, 2026

Agenda:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of Intercontinental Exchange, Inc. will be held via webcast only on Friday, May 15, 2026 at 8:30 a.m., Eastern time, for the purposes of considering and voting upon:

1.
The election of eleven directors to serve until the 2027 Annual Meeting of Stockholders;
2.
An advisory resolution to approve our executive compensation;
3.
Approval of the adoption of amendments to our current certificate of incorporation to supplement voting and ownership limitations for regulatory compliance;
4.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
5.
A stockholder proposal regarding independent board chairman, if properly presented at the Annual Meeting, and
6.
Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

How to Vote:

phone	internet	mail

WHETHER OR NOT YOU EXPECT TO PARTICIPATE, PLEASE SUBMIT YOUR PROXY WITH VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD) OR BY MAIL IF YOU RECEIVE A PRINTED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 15, 2026

We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet and how to vote, as well as instructions on how to obtain a paper copy of the proxy materials.

For additional information, see Additional Information – Voting Instructions and

Frequently Asked Questions below.

To Vote by Internet and to Receive Materials Electronically

Read the Proxy Statement.

Go to the website that appears on your proxy card: www.proxyvote.com.

Enter the control number found on the front of your proxy card and follow the simple instructions. We recommend that you choose to receive an e-mail notice when proxy statements and annual reports are available for viewing over the Internet. This will reduce bulky paper mailings, help the environment, and lower expenses paid by Intercontinental Exchange, Inc.

TABLE OF CONTENTS

INTRODUCTION	1

EXECUTIVE SUMMARY	1
Matters to be Voted on at Our Annual Meeting	1
Record Date for Voting and Shares Outstanding	1
Corporate Governance Developments and Highlights	2
Financial and Business Performance Highlights	3
Compensation Developments and Highlights	3
CORPORATE GOVERNANCE	5
PROPOSAL 1 — ELECTION OF DIRECTORS	5
Board of Directors	5
Nominees for Election as Directors at the 2026 Annual Meeting	5
Vote Required	11
Directors’ Recommendation	11
STRUCTURE AND ROLE OF OUR BOARD	12
Meetings and Committees of the Board of Directors	12
Independent Non-Employee Directors	15
Requirements for Directors	16
Board Evaluations and Succession Planning	16
Nomination of Directors	16
Board Leadership Structure	18
Board Oversight of Strategy	19
Board Oversight of Risk	19
Our Sustainability Strategy and Board Oversight of Sustainability	19
Board Oversight of Human Capital Management	20
Board of Directors Governance Guidelines	20
Board Education	21
Stockholder Engagement	21
Stockholder Recommendations for Director Candidates	21
Global Code of Business Conduct and Global Personal Trading Policy	22
Communications with the Board of Directors	23
Political Contributions	23
COMPENSATION MATTERS	24
PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	24
Vote Required	24
Directors’ Recommendation	24
COMPENSATION DISCUSSION & ANALYSIS	25
Introduction	25
Highlights of our 2025 Performance	26
2025 “Say-on-Pay” Vote Result and Stockholder Engagement	27
2025 Executive Compensation	28
Other Compensation and Benefits	36
Compensation Practices	36
Role of Compensation Consultant	37
Compensation Peer Group	38
Risk Assessment with Respect to Compensation	38
Clawback Policy	38
Termination of Employment and Change in Control Payments	39
Stock Ownership Policy, Retention Recommendations and Anti-Hedging and Anti-Pledging Policy	39
EXECUTIVE COMPENSATION	41
2025 Summary Compensation Table	41
2025 All Other Compensation	42
2025 Grants of Plan-Based Awards	43
Outstanding Equity Awards at 2025 Fiscal Year-End	44
Option Exercises and Stock Vested During 2025	46
2025 Pension Benefits	47
2025 Nonqualified Defined Contribution and Other Deferred Compensation Plans	47
Employment Agreements and Other Factors Affecting 2025 Compensation	47
2025 Potential Payments upon Termination or Change in Control	50
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	51
NON-EMPLOYEE DIRECTOR COMPENSATION	52
2025 Director Compensation Table	53
COMPENSATION COMMITTEE REPORT	54
PAY RATIO	55
PAY VERSUS PERFORMANCE	56
AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION	60
PROPOSAL 3 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO SUPPLEMENT VOTING AND OWNERSHIP LIMITATIONS for Regulatory Compliance	60
General	60
Limitations on Voting and Ownership (Article V) / Stockholder Action (Article IX) / Amendments (Article X)	60
Review by the SEC	62
Vote Required	62
Directors’ Recommendation	62
AUDIT MATTERS	63
AUDIT COMMITTEE REPORT	63
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	65
Vote Required	65
Directors' Recommendation	65
INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES	65
Audit and Non-Audit Fees	65
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	66
OTHER PROPOSALS FOR YOUR CONSIDERATION	67
PROPOSAL 5 — STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRMAN	67
Statement by the Proponent Supporting the Stockholder Proposal	67
Statement by Our Board of Directors Against the Stockholder Proposal	68
Vote Required	70
Directors' Recommendation	70
ADDITIONAL INFORMATION	71
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	71
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	72
Related Party Transactions Approval Policy	72
Relationships with Our Stockholders	73
Private Aircraft Arrangement	73
Consulting Arrangement	73
DELINQUENT SECTION 16(A) REPORTS	74
INSTRUCTIONS FOR ATTENDING THE VIRTUAL ANNUAL MEETING	75
VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS	76
INCORPORATION BY REFERENCE	83
STOCKHOLDERS’ PROPOSALS FOR 2027 ANNUAL MEETING	84
Director Nominations	84
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING	86
EXHIBIT A — FORM OF EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.	A-1
EXHIBIT B — CERTAIN DEFINITIONS RELATED TO OUR OWNERSHIP AND VOTING LIMITATIONS	B-1

2026 Proxy Statement INTERCONTINENTAL EXCHANGE i

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Intercontinental Exchange, Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) to be voted at the 2026 Annual Meeting of Stockholders and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held via webcast on Friday, May 15, 2026 at 8:30 a.m., Eastern time. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders may only participate online. If you plan to participate in the virtual meeting, please see the instructions on page 75 of this Proxy Statement. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is March 31, 2026.

When used in this Proxy Statement, the terms “we,” “us,” “our,” “Intercontinental Exchange,” “ICE” and the “Company” refer to Intercontinental Exchange, Inc.

EXECUTIVE SUMMARY

This summary highlights certain information contained elsewhere in our Proxy Statement. You should read our entire Proxy Statement carefully before casting your vote.

Matters to be Voted on at Our Annual Meeting

Matters to be Voted on at Our Annual Meeting		Board Recommendation	For more detail, see page:
1.	Election of Directors	FOR each Director	5
2.	Advisory Resolution To Approve Executive Compensation	FOR	24
3.	Approval of the Adoption of Amendments to Our Current Certificate of Incorporation to Supplement Voting and Ownership Limitations for Regulatory Compliance	FOR	60
4.	Ratification of Ernst & Young LLP As Our Independent Registered Public Accounting Firm	FOR	65
5.	Stockholder Proposal Regarding Independent Board Chairman	AGAINST	67

Record Date for Voting and Shares Outstanding

We had __________________ shares of our common stock, par value $0.01 per share (the “Common Stock”), outstanding as of March 19, 2026, the record date for determining holders of our Common Stock entitled to vote at the Annual Meeting.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 1

EXECUTIVE SUMMARY

Corporate Governance Developments and Highlights

The ten current directors that are nominated for re-election, and the one new director nominated for election, will serve a one-year term expiring at the 2027 Annual Meeting of Stockholders. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that nine of our eleven director nominees are independent under the listing standards of the New York Stock Exchange, LLC (“NYSE”) and the Board of Directors Corporate Governance Guidelines (the “Governance Guidelines”) and Independence Policy adopted by our Board of Directors.

Our Board of Directors is led by Mr. Jeffrey C. Sprecher, who serves as Chair of our Board of Directors (“Board Chair”), and Mr. Thomas E. Noonan, who has been elected as Lead Independent Director for 2026. In March 2022, our independent directors elected Mr. Noonan to serve as the Lead Independent Director of our Board and have re-elected him annually since 2022. The Lead Independent Director has robust responsibilities and independent authority, including presiding at all executive sessions of the non-management directors. Additional information on the role of the Lead Independent Director is set forth below and under Corporate Governance — Structure and Role of Our Board — Board Leadership Structure.

There have been several important developments regarding the composition of our Board of Directors

•
The Board of Directors has nominated eleven director nominees. The Board of Directors believes that the eleven director nominees collectively have the appropriate mix of experiences, perspectives and skills to effectively oversee and guide our business.
•
The Board of Directors has taken the following recent actions in continuation of its board refreshment efforts:
•
In September 2025, the Board of Directors voted to increase the size of the Board to eleven and added The Rt. Hon. the Lord Hill of Oareford CBE ("Lord Hill of Oareford") as a member of the Board. This new director enhances the skill sets of the Board by bringing extensive governmental, international policy, political and business experience across the United States (“U.S.”), United Kingdom (“U.K.”) and European Union (“EU”).
•
Ms. Judith A. Sprieser, who joined the Board of Directors in 2004, will not be standing for re-election at the Annual Meeting. The Board of Directors thanks Ms. Sprieser for her invaluable service to ICE and its subsidiaries.
•
As a result of Ms. Sprieser's departure from the Board, our Board of Directors will have a vacancy following the Annual Meeting. The Board of Directors has nominated Daniel E. Pinto for election at our 2026 Annual Meeting to fill this vacancy. Mr. Pinto brings to the Board more than 40 years of executive leadership experience through his various roles at a leading global financial services firm, including serving as Former President and Chief Operating Officer of JPMorgan Chase (“JPMorgan”), significant expertise in international business and global capital markets, and a deep background in operations, finance and accounting.
•
Over the last few years, we continued to refresh our Board and have added further skill sets and backgrounds to our Board of Directors in connection with the following appointments:

2 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

EXECUTIVE SUMMARY

Financial and Business Performance Highlights

ICE continued to deliver strong annual operating results as evidenced by the following 2025 performance highlights:

•
Twentieth consecutive year of record revenues, including record financial results each year as a public company;
•
2025 net revenues1 of $9.9 billion; 2025 GAAP diluted earnings per share (“EPS”) of $5.77 and 2025 adjusted diluted EPS2 of $6.95, up 14% year-over-year;
•
Record 2025 operating income of $4.9 billion and record adjusted operating income2 of $6.0 billion, up 10% year-over-year;
•
Record annual operating cash flow of $4.7 billion, and record adjusted free cash flow2 of $4.2 billion, up 16% year-over-year;
•
Returned $2.4 billion to stockholders through share repurchases and dividends in 2025, and increased first quarter 2026 quarterly dividend by 8% relative to 2025;
•
Three-year total stockholder return (“TSR”) of 64% (based on stock price increase from $98.68 on December 31, 2022 to $161.96 on December 31, 2025); and
•
Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and investments.

Compensation Developments and Highlights

We continue to maintain a well-balanced and performance-based executive compensation program, including:

•
90% of named executive officer (“NEO”) targeted compensation delivered through variable, performance-based compensation programs;
•
69% of NEO targeted compensation delivered through equity compensation programs;
•
Completed the evolution of our long-term incentive (LTI) program incorporating multi-year performance measures.
•
Annual cash bonus opportunity and performance stock units (PSUs) capped at 200% of the established target opportunity;
•
Mandatory and competitive stock ownership requirements;
•
Robust compensation clawback policies, including a clawback policy that applies to incentive-based compensation received by executive officers, consistent with Dodd-Frank requirements;
•
Anti-hedging and anti-pledging policy requirements;
•
Change in control protection that requires a “double-trigger” (i.e., there must be a change in control and a termination of the executive’s employment) for payment to be provided; and
•
No “golden parachute” excise tax gross-up provisions in employment agreements with our NEOs.

In February 2026, our Compensation Committee approved payouts for our annual bonus and PSU awards. Our annual bonuses for 2025 performance were paid at 108% of target for our NEOs. The performance achievement for the PSU that is tied to our three-year TSR performance against the S&P 500 (the TSR-based PSUs) that was granted in February 2023 and vested in February 2026 was 168.0% of target, given our performance at the 67th percentile of the S&P 500. ICE had historically used a one-year EBITDA3 performance measure, but in 2025, completed a transition towards longer-term measures in performance-based stock awards. For 2025, NEO long-term incentive compensation was delivered 30% in three-year TSR-based PSUs, 40% in year-three EBITDA-based PSUs, and 30% in restricted stock units (RSUs). ICE no longer grants one-year EBITDA-based PSUs or stock

1 Net revenue figures represent total revenues less transaction-based expenses.

2 Adjusted diluted EPS, adjusted operating income, and adjusted free cash flow are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the SEC on February 5, 2026, and our earnings supplement at www.ir.theice.com, for the most comparable GAAP metrics, reconciliations to the most comparable GAAP metrics and an explanation why management believes the non-GAAP metrics provide useful information to investors about ICE’s financial condition or results of operations.

3 EBITDA is "earnings before interest and other non-operating income and expense, taxes, depreciation and amortization,” which is a non-GAAP financial measure. EBITDA serves as a performance target for ICE. For information on the calculation of EBITDA, please see Compensation Matters — Compensation Discussion & Analysis — 2025 Executive Compensation — Equity Compensation below.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 3

EXECUTIVE SUMMARY

options to our NEOs. Each of these awards are discussed in more detail below in Compensation Matters — Compensation Discussion & Analysis.

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term equity awards, when combined with our clawback policies and stock ownership requirements, both of which are described below, has the additional benefit of discouraging employees from taking inappropriate risks.

You should review Compensation Matters — Compensation Discussion & Analysis and Compensation Matters — 2025 Executive Compensation below and the compensation-related tables for a complete understanding of our compensation program, including a detailed review of the philosophy, process, considerations and analysis involved in the determination of compensation granted or paid to our NEOs.

4 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

CORPORATE GOVERNANCE

PROPOSAL 1 — ELECTION OF DIRECTORS

Board of Directors

Under our Seventh Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) and our Ninth Amended and Restated Bylaws (our “Bylaws”), our Board of Directors sets the number of directors who may serve on the Board of Directors through resolutions adopted by a majority of the directors then in office. The size of our Board of Directors is currently set at eleven directors and presently consists of eleven directors. We have nominated ten of our current eleven directors for re-election at the Annual Meeting. Although Ms. Sprieser is retiring from our Board and not standing for re-election, the Board of Directors intends to maintain the current Board size following the Annual meeting if Mr. Pinto is elected by the stockholders. All of our nominees, if elected, will serve for a one-year term expiring at the 2027 Annual Meeting of Stockholders. Each director will hold office until his or her successor is duly elected and qualified or until the director’s earlier resignation or removal.

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below. A current director who fails to receive a majority of “FOR” votes cast by stockholders entitled to vote “for” or “against” the election of that director will be expected to tender his or her resignation to our Board of Directors. Our Nominating & Corporate Governance Committee will then act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by our Board of Directors. Our Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. Our Board of Directors and our Nominating & Corporate Governance Committee may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Nominees for Election as Directors at the 2026 Annual Meeting

On the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has nominated the persons named below for election as directors at the Annual Meeting, each to serve for a one-year term expiring at the 2027 Annual Meeting of Stockholders. All of the nominees currently are members of the Board of Directors except for Mr. Pinto who is being nominated to serve on the Board for the first time. Our Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has determined that each of the nominees, except for Mr. Sprecher and Lord Hill of Oareford, is independent in accordance with NYSE listing standards and our Board of Directors Governance Guidelines as described below under Corporate Governance — Structure and Role of Our Board — Independent Non-Employee Directors.

Each of the nominees has confirmed that he or she expects to be able to serve as a director until the end of his or her term. If, however, at the time of the Annual Meeting, any of the nominees named below is not available to serve as a director (an event which the Board of Directors does not anticipate), all the proxies granted to vote in favor of such director’s election will be voted for the election of such other person or persons, if any, recommended by the Nominating & Corporate Governance Committee and approved by the Board of Directors. Proxies cannot be voted for a greater number of directors than the eleven nominees named in this Proxy Statement. For a discussion of our policy regarding qualification and nomination of director candidates, see Corporate Governance — Structure and Role of Our Board — Nomination of Directors below.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 5

CORPORATE GOVERNANCE

Set forth below are the nominees’ names, biographical information, age, summary of qualifications, whether the director is considered independent, the year in which each director joined our Board of Directors and the board committees of the Company on which the director currently serves:

Hon. Sharon Y. Bowen Age: 69 Independent Director sincE: 2017 Committees: Risk Committee

Biographical Information: Ms. Bowen served as a Commissioner of the U.S. Commodity Futures Trading Commission (the “CFTC”) from 2014 to 2017. During that time, she was a sponsor of the CFTC Market Risk Advisory Committee. Ms. Bowen was previously confirmed by the U.S. Senate and appointed by President Barack Obama on February 12, 2010 to serve as Vice Chair of the Securities Investor Protection Corporation (the “SIPC”). She assumed the role of Acting Chair of SIPC in March 2012. Prior to her appointment to the CFTC, she was a partner in the New York office of Latham & Watkins LLP. She joined Latham & Watkins LLP as a senior corporate associate in the summer of 1988 and became a partner in January 1991 and continued at Latham & Watkins LLP until 2014. She serves as the Chair of the Board of Directors of the New York Stock Exchange (“NYSE”), our subsidiary, and of its affiliated U.S. regulated exchanges (together, the "NYSE U.S. Regulated Exchanges") and serves as co-chair of NYSE Board Services. In addition, she has served on the Board of Directors of Neuberger Berman Group LLC since 2019 and on the Board of Directors of Akamai Technologies, Inc. since 2021. Ms. Bowen earned a Bachelor of Arts degree in Economics from the University of Virginia, a Master of Business Administration from the Kellogg School of Management at Northwestern University, a Juris Doctor from the Northwestern Pritzker School of Law and an Honorary Doctor of Laws from Northwestern University.

Qualifications: In light of Ms. Bowen’s regulatory experience from working at the CFTC and SIPC, as well as her legal background and work in the securities industry, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Bowen should be re-elected to our Board.

Shantella E. Cooper Age: 58 Independent Director since: 2020 Committees: Risk Committee (Chair) Compensation Committee

Biographical Information: Ms. Cooper is the Founder and Chief Executive Officer of Journey Forward Strategies, LLC, a solutions-focused consulting firm that specializes in leadership development and organization effectiveness. She served as the Executive Director of Atlanta Committee for Progress (“ACP”), a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta from 2019 to March 2022. This unique public-private partnership is focused on priorities for the City of Atlanta in collaboration with the Mayor of Atlanta. Prior to joining ACP in 2019, Ms. Cooper served as Chief Transformation Officer of WestRock Company, a paper and packaging solutions company, from 2016 to 2018. From 2011 to 2016, Ms. Cooper served as Vice President and General Manager of Lockheed Martin Aeronautics Company, an aerospace and defense contractor. During her time at Lockheed Martin, Ms. Cooper served as Vice President of Human Resources as well as Vice President of Business Ethics for the Aeronautics Division. Ms. Cooper has served on the Board of Directors of SouthState Corporation since 2022 and Southern Company since October 2023. Prior to the merger with SouthState Corporation, she served on the Board of Directors of Atlantic Capital Bancshares, Inc. from 2019 to 2022. In addition, she served on the Board of Directors of Georgia Power Company, a subsidiary of Southern Company from 2017 to October 2023. Prior to its acquisition by Clayton, Dubilier & Rice, LLC, she served on the Board of Directors of Veritiv Corporation from 2020 to 2023. Ms. Cooper earned Bachelor of Arts degrees in Biology and Religion from Emory University, a Master of Business Administration from Emory University’s Goizueta Business School and an Executive Masters in Global Human Resource Leadership from Rutgers University.

Qualifications: In light of Ms. Cooper’s business operations, human resources, transformation experience, and her service on the boards of other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Cooper should be re-elected to our Board.

6 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

CORPORATE GOVERNANCE

Duriya M. Farooqui Age: 49 Independent Director since: 2017 Committees: Audit Committee

Biographical Information: Ms. Farooqui is an executive coach with The ExCo Group, focused on mentoring C-suite leaders and helping global companies build high-performing leadership teams. She was President of Supply Chain Innovation at Georgia-Pacific from 2019 to 2020. Ms. Farooqui previously served as the Executive Director of Atlanta Committee for Progress, a coalition of leading CEOs focused on critical economic development issues for the City of Atlanta in partnership with the Mayor, a role she held from 2016 to 2018. Ms. Farooqui was a principal at Bain & Company from 2014 to 2016. She served the City of Atlanta through several leadership positions from 2007 to 2013, including Director, Deputy Chief Operating Officer and finally as Chief Operating Officer from 2011 to 2013. As Chief Operating Officer of the City of Atlanta, she led all operating departments of the city including police, fire, public works, watershed, and Hartsfield-Jackson Atlanta International Airport. At the start of her career, she worked with the Center for International Development at Harvard University, The World Bank, and the Center for Global Development. Ms. Farooqui has served on the Board of Directors of InterContinental Hotels Group PLC (IHG) since 2020. She served on the Board of Directors of Iris Acquisition Corp., formerly known as Tribe Capital Growth Corp I from 2021 to 2022. Ms. Farooqui serves on the boards of the NYSE U.S. Regulated Exchanges and ICE NGX, all of which are our subsidiaries. In addition, she serves as co-chair of NYSE Board Services. Ms. Farooqui holds a Bachelor of Arts degree in Economics and Mathematics from Hampshire College and a Master of Public Administration in International Development from the Kennedy School of Government at Harvard University.

Qualifications: In light of Ms. Farooqui’s experience in public service, international policy and economic development, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Farooqui should be re-elected to our Board.

The Right Hon. the Lord Hague of Richmond Age: 65 Independent Director since: 2015 Committees: Nominating & Corporate Governance Committee Compensation Committee

Biographical Information: The Right Hon. the Lord Hague of Richmond (“Lord Hague of Richmond”) is the Chancellor of Oxford University. He is also the Chair of United for Wildlife and Chair of the International Advisory Board of the consulting firm Hakluyt & Co. Lord Hague of Richmond serves as Chair of the Board of Directors of ICE Futures Europe, our subsidiary. He has previously served as an advisor to the JCB Group and Terra Firma Capital Partners. Lord Hague of Richmond was a member of the House of Parliament of the United Kingdom (“U.K.”) from 1989 to 2015, serving in various capacities, including Parliamentary Private Secretary to the Chancellor of the Exchequer, Parliamentary Under-Secretary of State at the Department of Social Security, Minister of State, Secretary of State for Wales, Foreign Secretary, First Secretary of State and most recently, Leader of the House of Commons. He is a member of the House of Lords. Prior to joining Parliament, Lord Hague of Richmond was a management consultant at McKinsey & Co Inc. and worked for Shell (UK) Limited. He frequently carries out speaking engagements on regulatory and political matters. Lord Hague of Richmond holds a First-Class Honours degree in Philosophy, Politics, and Economics from Oxford University and a Master of Business Administration with distinction from the Institut Européen d’Administration des Affaires (or INSEAD).

Qualifications: In light of Lord Hague of Richmond’s extensive governmental and political experience in the U.K., his service on the ICE Futures Europe board and the knowledge and experience he provides, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Lord Hague of Richmond should be re-elected to our Board.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 7

CORPORATE GOVERNANCE

The Right Hon. The Lord Hill of Oareford CBE Age: 65 nON-Independent Director since: 2025 Committees: None

Biographical Information: The Right Hon. the Lord Hill of Oareford CBE (“Lord Hill of Oareford”) has served as an adviser on geo-politics for a range of businesses in the U.S., U.K. and EU since 2016. He has also served as a Member of the House of Lords Financial Services Regulation Select Committee since 2024. Lord Hill of Oareford serves on the boards of ICE Endex Markets B.V. and ICE Futures Europe, both of which are our subsidiaries. He served as the Lead Non-Executive Director at HM Treasury, the U.K. government’s economic and finance ministry, from 2017 to 2024. Lord Hill of Oareford was European Commissioner for Financial Stability, Financial Services and the Capital Markets Union from 2014 to 2016. In that role, he had overall responsibility for financial regulation across the EU and represented the EU in international negotiations. Before that, Lord Hill of Oareford served in the British Cabinet as Leader of the House of Lords and Chancellor of the Duchy of Lancaster from 2013 to 2014. From 2010 to 2013, he served as Parliamentary Under-Secretary of State for Schools in the Conservative-Lib Dem Government. In 1998, he founded a strategic communications consultancy, which he subsequently sold and left to become a government minister in 2010. Prior to 1998, Lord Hill of Oareford was special adviser to Cabinet Minister Kenneth Clarke and Political Secretary to the Conservative Prime Minister John Major. Lord Hill of Oareford earned a Master of Arts degree in History from Cambridge University.

Qualifications: In light of Lord Hill of Oareford’s experience in government, international policy and business in the U.S., U.K., and EU, as well as his board service for our subsidiaries, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Lord Hill of Oareford should be re-elected to our Board.

Mark F. Mulhern Age: 66 Independent Director since: 2020 Committees: Compensation Committee (Chair) Audit Committee

Biographical Information: Mr. Mulhern served as the Executive Vice President and Chief Financial Officer of Highwoods Properties, Inc. (“Highwoods”), a publicly-traded real estate investment trust, until his retirement in January 2022. Prior to joining Highwoods in 2014, Mr. Mulhern served as Executive Vice President and Chief Financial Officer of Exco Resources, Inc. (“Exco”). Prior to Exco, he served as Senior Vice President and Chief Financial Officer of Progress Energy, Inc. from 2008 until its merger with Duke Energy Corporation in 2012. Mr. Mulhern joined Progress Energy in 1996 as Vice President and Controller and served in a number of leadership roles. He started his accounting and finance career at Price Waterhouse, now known as PricewaterhouseCoopers. Mr. Mulhern serves on the Board of Directors of ICE Mortgage Technology Holdings, Inc., our subsidiary. Mr. Mulhern previously served on the Board of Directors of Highwoods from 2012 to 2014 and the Board of Directors of Exco from 2010 to 2013. Mr. Mulhern currently serves on the Board of Directors of Barings BDC, Inc. and serves as an independent trustee of the Board of Trustees of Barings Global Short Duration High Yield Fund. He also serves on the Board of Directors of Barings Private Credit Corporation and Barings Capital Investment Corporation, each a business development company. Mr. Mulhern earned a Bachelor of Business Administration in Accounting from St. Bonaventure University and is a Certified Public Accountant.

Qualifications: In light of Mr. Mulhern’s financial leadership experience, knowledge of energy company operations, real estate background and his service as a director for other public companies, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Mulhern should be re-elected to our Board.

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CORPORATE GOVERNANCE

Thomas E. Noonan Age: 65 Independent Director since: 2016 Lead Independent Director Committees: Nominating & Corporate Governance Committee (Chair) Risk Committee

Biographical Information: Mr. Noonan is a founding partner of TechOperators, LLC, and Chair of TEN Holdings, LLC. Most recently, he was the General Manager of the Energy Management business of Cisco from 2013 to 2016 following the acquisition of JouleX in 2013, where he was co-founder and CEO. Mr. Noonan founded Actuation Electronics in 1985 and Leapfrog Technologies in 1987 as well as co-founded Endgame Security in 2008, a leading provider of software solutions to the U.S. intelligence community and Department of Defense. Mr. Noonan co-founded Internet Security Systems in 1994, where he served as Chair, President and Chief Executive Officer prior to its acquisition by IBM in 2006. In 2002, President George W. Bush appointed Mr. Noonan to serve on the National Infrastructure Advisory Council, a White House homeland defense initiative that protects information systems critical to the nation’s infrastructure, where he served through 2020. Mr. Noonan has served on the Board of Directors of Manhattan Associates since 1999. Mr. Noonan earned a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology and a CSS in Business Administration and Management from Harvard University.

Qualifications: In light of Mr. Noonan’s cybersecurity expertise, successful entrepreneurial background and his business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Noonan should be re-elected to our Board.

Daniel E. Pinto Age: 63 Independent Nominated for 2026 Committees: None

Biographical Information: Daniel E. Pinto is the Former President and Chief Operating Officer at JPMorgan, a leading global financial services firm. Mr. Pinto spent more than 40 years at JPMorgan and served as sole President and Chief Operating Officer from 2022 to July 2025. Prior to that, he served as Co-President and Chief Operating Officer of JPMorgan from 2018 to 2022. Mr. Pinto led JPMorgan's Corporate & Investment Bank from 2012 to 2018. He was named Co-Chief Executive Officer of JPMorgan's Corporate & Investment Bank in 2012 and became sole Chief Executive Officer in 2014. Mr. Pinto also served as Chief Executive Officer of the Europe, the Middle East and Africa (EMEA) region from 2011 to 2017. Prior to that, Mr. Pinto held senior markets roles at JPMorgan in emerging markets, later expanding his remit to include Global Credit Trading & Syndicate and Global Fixed Income. He serves as a member of the Board of Directors of the Institute of International Finance. Mr. Pinto has served on the board of directors of Johnson & Johnson since 2025. Mr. Pinto earned a bachelor’s degree in Public Accounting and Business Administration from Universidad Nacional de Lomas de Zamora in Buenos Aires.

Qualifications: In light of Mr. Pinto’s extensive executive leadership experience, significant expertise in international business and global capital markets and deep background in operations, finance and accounting, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Pinto should be elected to our Board.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 9

CORPORATE GOVERNANCE

Caroline L. Silver Age: 63 Independent Director since: 2020 Committees: Risk Committee

Biographical Information: Ms. Silver served as Managing Director and Partner at Moelis & Company (“Moelis”), an independent advisory firm, from 2009 until January 2020. She currently serves as a senior advisor at Moelis. Before joining Moelis, Ms. Silver served as Vice Chair of Investment Banking at Merrill Lynch (now Bank of America Merrill Lynch) from 2008 to 2009. Prior to that, Ms. Silver spent 14 years at Morgan Stanley, leading the European financial services investment banking business and was Vice Chair when she departed in 2008. She started her banking career in the City of London in 1987, working for British merchant bank Morgan Grenfell. Ms. Silver currently serves as the Chair of the Board of Directors of ICE Clear Europe Limited, one of our subsidiaries. Ms. Silver is currently Chair of the Board of Directors of Barratt Redrow PLC (formerly known as Barratt Developments PLC) (“Barratt”) since June 2023. In addition, she has served on the Board of Directors of Tesco PLC since 2022. Previously, Ms. Silver served on the Board of Directors of Meggitt PLC from 2019 to 2022, M&G PLC from 2019 to 2021, PZ Cussons PLC from 2014 to March 2023 and BUPA from 2017 to October 2023. Ms. Silver also served as a Trustee of The Victoria and Albert Museum where she was appointed by the U.K. Prime Minister from 2014 to 2022 and currently serves on the V&A Foundation. Ms. Silver earned a Bachelor of Arts degree in English Language and Literature from Durham University in the U.K. She is a qualified Chartered Accountant.

Qualifications: In light of Ms. Silver’s international investment banking and mergers and acquisitions experience and her business acumen, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Silver should be re-elected to our Board.

Jeffrey C. Sprecher Age: 71 Non-Independent Director since: 2000 Committees: None

Biographical Information: Mr. Sprecher has been a director and our Chief Executive Officer since our inception and has served as Chair of our Board of Directors since November 2002. As our Chief Executive Officer, he is responsible for our strategic direction and operational and financial performance. Mr. Sprecher acquired Continental Power Exchange, Inc. (“CPEX”), our predecessor company, in 1997. Prior to acquiring CPEX, Mr. Sprecher held a number of positions, including President, over a fourteen-year period with Western Power Group, Inc., a developer, owner and operator of large central-station power plants. While with Western Power, he was responsible for a number of significant financings. Mr. Sprecher holds a Bachelor of Science degree in Chemical Engineering from the University of Wisconsin and a Master of Business Administration from Pepperdine University.

Qualifications: In light of Mr. Sprecher’s in-depth knowledge of global markets, his guidance of ICE as Chief Executive Officer since he founded the Company, and his successful execution of key strategic initiatives to grow the Company, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Mr. Sprecher should be re-elected to our Board.

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CORPORATE GOVERNANCE

Martha A. Tirinnanzi Age: 65 Independent Director since: 2022 Committees: Audit Committee

Biographical Information: Ms. Tirinnanzi has served as the Founder and President of Financial Standards, Inc., a Washington DC-based consultancy since 2013. She has served in a number of leadership roles in her career, including Senior Vice President, Financial Markets Policy and Executive Education in Derivatives of Tera Exchange from 2011 to 2013, Chair of the Clearinghouse Working Group, GSE Supervision & Regulation for the U.S. Federal Housing Finance Agency from 2009 to 2011, Chief Operating Officer of MFX Currency Risk Solutions from 2008 to 2009, Energy Derivatives Group Leader for WGL Holdings from 2007 to 2008, SVP of REIT Equity Research at RBC Capital Markets, formerly Ferris Baker Watts, from 2003 to 2006 and Senior Vice President and founder of the hedge advisory practice at Chatham Financial from 1999 to 2002. Ms. Tirinnanzi serves on the Board of Managers of ICE Mortgage Services, LLC, the governing board of MERSCORP Holdings, Inc., the Board of Directors of ICE Mortgage Technology Holdings, Inc. and the Board of Managers of ICE Clear Credit, LLC, all of which are our subsidiaries. She also serves on the Board of Directors of The RBB Fund, Inc. and The RBB Fund Trust (together, the RBB Fund Complex) since January 2024. From 2012 to 2023, Ms. Tirinnanzi served on the Board of Directors of Community Development Trust, a residential housing REIT and CDFI, and served as Chair of the Audit Committee of the Board of Directors of Community Development Trust from 2013 to 2019. She has a Bachelor of Arts degree in Liberal Arts from Notre Dame University of Maryland and a Master of Science in Business Administration from Johns Hopkins University.

Qualifications: In light of Ms. Tirinnanzi’s knowledge of derivatives markets and related businesses and audit, risk, and governance expertise across financial and mortgage industries, as well as her board service for our subsidiaries, our Board, based upon the recommendation of the Nominating & Corporate Governance Committee, has determined that Ms. Tirinnanzi should be re-elected to our Board.

Based on the foregoing qualifications, our Nominating & Corporate Governance Committee believes that the director nominees, individually and collectively, have the skills and experience to effectively oversee and guide our business. Each nominee has the integrity, business judgment, collegiality and commitment that are among the essential characteristics for membership on our Board of Directors. They also bring highly developed skills in, among other areas, finance, investing, mergers and acquisitions, accounting, financial market regulation, mortgage, public policy, risk, cybersecurity, business operations, organizational and human capital management and leadership. In addition, members of our Board have had a robust mix of experiences and bring to our Board a wide variety of views that strengthen their ability to guide ICE. They have had extensive involvement in international business and deep professional experience across a broad range of industries and global markets. Most have relevant direct experience in the oversight of public companies through their service on our Board and the boards of directors of other public companies, as well as their current and past senior executive positions.

Vote Required

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below.

Directors’ Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees listed above to the Board of Directors.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 11

STRUCTURE AND ROLE OF OUR BOARD

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the full Board of Directors and through meetings of the committees of the Board of Directors, consisting of an Audit Committee, a Compensation Committee, a Nominating & Corporate Governance Committee and a Risk Committee. The current members of the committees are identified in the table below.

Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Hon. Sharon Y. Bowen				X
Shantella E. Cooper		X		X(Chair)
Duriya M. Farooqui	X
Lord Hague of Richmond		X	X
Lord Hill of Oareford
Mark F. Mulhern	X	X(Chair)
Thomas E. Noonan			X(Chair)	X
Caroline L. Silver				X
Jeffrey C. Sprecher
Judith A. Sprieser	X(Chair)		X
Martha A. Tirinnanzi	X

In 2025, our Board of Directors held five meetings, the Audit Committee held six meetings, the Compensation Committee held five meetings, the Nominating & Corporate Governance Committee held four meetings and the Risk Committee held four meetings. In addition, our non-management directors met periodically in executive session without management participation, as required by NYSE listing standards. Mr. Noonan, the non-management lead independent director, presided at these executive sessions.

As a matter of Board policy, it is expected that each director will be available to attend substantially all of the meetings of the Board of Directors and any committees on which the director serves. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of which he or she is a member held during the portion of the last fiscal year during which he or she was a director or committee member. As a matter of policy, it is expected that each director standing for re-election and any new director nominees will attend the Annual Meetings of Stockholders. All directors standing for re-election at last year’s annual meeting attended the virtual Annual Meeting in May 2025.

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STRUCTURE AND ROLE OF OUR BOARD

In light of changes in the membership of our Board of Directors, our Board of Directors have approved certain changes to the composition of our committees. The table below sets forth the proposed composition of the committees effective as of May 14, 2026, the day immediately before the Annual Meeting.

Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Risk Committee
Hon. Sharon Y. Bowen				X(Chair)
Shantella E. Cooper		X(Chair)		X
Duriya M. Farooqui	X
Lord Hague of Richmond		X	X
Lord Hill of Oareford
Mark F. Mulhern	X(Chair)	X
Thomas E. Noonan			X(Chair)	X
Caroline L. Silver				X
Jeffrey C. Sprecher
Martha A. Tirinnanzi	X		X

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STRUCTURE AND ROLE OF OUR BOARD

AUDIT COMMITTEE Members: Judith A. Sprieser* (Chair) Duriya M. Farooqui Mark F. Mulhern* Martha A. Tirinnanzi* * Audit Committee Financial Experts

The Audit Committee is comprised solely of directors who meet the independence requirements of the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are financially literate, as required by NYSE rules. At least one member of the Audit Committee qualifies as an audit committee financial expert, as defined by the rules and regulations of the SEC. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•
the quality and integrity of our financial statements;
•
our compliance with legal and regulatory requirements;
•
our system of internal controls regarding finance, accounting and legal compliance;
•
the independence, qualification and performance of our independent auditors;
•
the performance of our internal audit function; and
•
our auditing, accounting and financial reporting processes.

The Audit Committee is governed by a written Audit Committee Charter, which has been approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Audit Committee.” We will also provide a printed copy of the charter to stockholders upon request.

COMPENSATION COMMITTEE Members: Mark F. Mulhern (Chair) Shantella E. Cooper Lord Hague of Richmond

The Compensation Committee is comprised solely of directors who meet NYSE independence requirements and the requirements for a “Non-employee Director” under the Exchange Act. The Compensation Committee:

•
reviews and approves corporate goals and objectives relevant to the compensation of our executive officers, including our Chief Executive Officer;
•
evaluates our Chief Executive Officer’s performance and sets his compensation based on this evaluation;
•
approves, in consultation with our Chief Executive Officer, the compensation of our officers who are appointed by the Board of Directors;
•
reviews and approves bonus payments and stock awards to our officers;
•
exercises general oversight of our benefit plans and evaluates any proposed new retirement or benefit plans;
•
receives regular updates from management on matters related to human capital management; and
•
reviews and approves severance or similar termination payments to former officers.

The Compensation Committee is governed by a written Compensation Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Compensation Committee.” We will also provide a printed copy of the charter to stockholders upon request.

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NOMINATING & CORPORATE GOVERNANCE COMMITTEE Members: Thomas E. Noonan (Chair) Lord Hague of Richmond Judith A. Sprieser

The Nominating & Corporate Governance Committee is comprised solely of directors who meet NYSE independence requirements. The Nominating & Corporate Governance Committee assists the Board of Directors in:

•
identifying and attracting highly qualified individuals to serve as directors and establishing criteria for selecting new board members;
•
evaluating and recommending director nominees for the next annual meeting of stockholders;
•
developing and maintaining a set of corporate governance guidelines;
•
reviewing and approving any related-party transactions and potential conflicts of interest with respect to corporate opportunities;
•
oversight of sustainability initiatives;
•
devising a code of business conduct and ethics for directors, officers and employees;
•
oversight of the annual Board of Director and committee evaluation process; and
•
monitoring the Board of Directors’ independence.

The Nominating & Corporate Governance Committee is governed by a written Nominating & Corporate Governance Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Nominating and Corporate Governance Committee.” We will also provide a printed copy of the charter to stockholders upon request.

RISK COMMITTEE Members: Shantella E. Cooper (Chair) Sharon Y. Bowen Thomas E. Noonan Caroline L. Silver

The Risk Committee is comprised solely of directors who meet NYSE independence requirements. The Risk Committee assists the Board of Directors in fulfilling its oversight of management’s responsibility for ICE’s risk structure and governance in:

•
identifying risks inherent in ICE’s business;
•
developing processes, guidelines, policies and reports for assessing and monitoring risks;
•
overseeing management’s identification and mitigation of cybersecurity and data privacy risk; and
•
organizing and performing ICE’s enterprise risk management function.

The Risk Committee is governed by a written Risk Committee Charter approved by our Board of Directors. The charter is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Charter of the Risk Committee.” We will also provide a printed copy of the charter to stockholders upon request.

Independent Non-Employee Directors

The Intercontinental Exchange, Inc. Board of Directors Governance Guidelines (the “Governance Guidelines”) were adopted by our Board of Directors. Our Bylaws and Governance Guidelines, which are described below, provide that a majority of our directors must be “independent directors” and specify independence standards consistent with NYSE listing standards. Assuming the election of the nominees to the Board of Directors, all of our directors holding office, with the exception of Mr. Sprecher and Lord Hill of Oareford, will be independent directors. Our Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee, has determined that each non-management director and nominee, except for Lord Hill of Oareford is independent in accordance with NYSE listing standards, our Bylaws, our Independence Policy of the Board of Directors of Intercontinental Exchange, Inc. (the “Independence Policy”) and our Governance Guidelines, and does not have any relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director.

In making their independence determinations, our Board of Directors and the Nominating & Corporate Governance Committee considered transactions, if any, between each non-employee director, new nominee and ICE and determined that there are no transactions that give rise to any independence issues, except for transactions with Lord Hill of Oareford. The Board and Nominating & Corporate Governance Committee have determined that due to aggregate payments exceeding $120,000 (but less

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STRUCTURE AND ROLE OF OUR BOARD

than £200,000) from ICE Futures Europe, a subsidiary of the Company, to Lord Hill of Oareford in 2024 under a Consultancy Agreement where independent advisory services were provided by Lord Hill of Oareford, Lord Hill of Oareford does not qualify as an independent director at this time.

Requirements for Directors

\

Our Certificate of Incorporation provides that no person who is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) may be permitted to serve as a director on our Board of Directors.

Board Evaluations and Succession Planning

Each year, the members of the Board of Directors and each Board committee conduct a confidential oral assessment of their performance with a member of our legal department. As part of the evaluation process, the Board reviews its overall composition, including director tenure, board leadership structure, mix of perspectives and backgrounds, and individual skill sets, to ensure it serves the best interests of stockholders and positions the Company for future success. The results of the oral assessments are then summarized and communicated back to the appropriate chairs and our lead independent director. After the evaluations, the Board, committees and management work to improve upon any issues or focus points disclosed during the evaluation process. We believe that conducting these evaluations through a discussion with our Board members leads to more meaningful results that are more likely to result in changes when compared to conducting evaluations through a written process or completion of a questionnaire. As part of the evaluation process, Board members review the Governance Guidelines and each committee reviews its charter annually.

Our Board is committed to effective board succession planning and refreshment, including having honest and difficult conversations with individual directors as may be deemed necessary. We may have these conversations in connection with ongoing Board self-evaluations, Board refreshment processes, and Nominating & Corporate Governance Committee and Board consideration of the annual slate of Board nominees. As a result of these different processes in the past, directors have decided (for personal or professional reasons) or have been asked (for reasons related to their ongoing contributions to the Board and Company) not to stand for re-election at the next annual meeting of stockholders. It is expected that such refreshment practices will continue in the future.

Evaluation Process
1	ORAL ASSESSMENT Board members meet with legal department	2	EVALUATION SUMMARY Legal department communicates findings	3	IMPROVEMENTS Board, committees and management work together

Nomination of Directors

Our Board of Directors is responsible for approving candidates for board membership and has delegated the screening and recruitment process to the Nominating & Corporate Governance Committee. In furtherance of this process, our Nominating & Corporate Governance Committee and Board of Directors have adopted the Independence Policy and the Nominating & Corporate Governance Committee Charter. The Independence Policy and the Nominating & Corporate Governance Committee Charter do not set specific, minimum qualifications that nominees must meet, but rather specify that each nominee should be evaluated on his or her individual merit taking into account the factors described below.

The Nominating & Corporate Governance Committee seeks to create a Board of Directors that consists of a group of qualified individuals that function effectively as a group. Qualified candidates for director are those who, in the judgment of the Nominating & Corporate Governance Committee, possess strong personal attributes and relevant business experience to assure effective service on our Board of Directors. Personal attributes considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include leadership, integrity, ethics, contributing nature, independence, interpersonal skills and effectiveness. Experience and qualifications considered by the Nominating & Corporate Governance Committee when evaluating a board candidate include financial acumen, general business experience, industry knowledge, special business experience and expertise in an area relevant to ICE and the interplay of the individual’s experience with the experience of other members of the Board of Directors. When the Nominating & Corporate Governance Committee reviews a potential new candidate,

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the Nominating & Corporate Governance Committee looks specifically at the candidate’s qualifications in light of the needs of our Board of Directors and ICE at that time given the then-current make-up of our Board of Directors. In the past, the Nominating & Corporate Governance Committee has identified the skill sets needed for new board candidates based on, among other things, the skill set of a departing director, an area of expertise identified through our director evaluation process or expertise needed in connection with the Company’s mergers and acquisitions activities.

We believe that ICE benefits from having directors with a robust mix of viewpoints, backgrounds, experiences, skill sets and other attributes. Our Nominating & Corporate Governance Committee considers a number of attributes in seeking to develop a board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences and expertise. When the Nominating & Corporate Governance Committee has conducted searches for new directors, including through the use of a third-party recruiting firm, it has focused on pools of qualified directors that have also added additional viewpoints, backgrounds, experiences, skill sets and other attributes to the ICE Board and subsidiary boards. The Nominating & Corporate Governance Committee considers the same factors in determining whether to re-nominate an incumbent director. These factors are also considered as part of the annual Board evaluation.

The Nominating & Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for director. The Nominating & Corporate Governance Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected. In the event that vacancies are anticipated or otherwise arise, the Nominating & Corporate Governance Committee will seek to identify director candidates, subject to the restrictions described below, based on input provided by a number of sources, including: (i) Nominating & Corporate Governance Committee members; (ii) other directors; (iii) management; and (iv) our stockholders. The Nominating & Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified director candidates. The Nominating & Corporate Governance Committee also has access to the resources of the New York Stock Exchange Board Services to assist in the identification of qualified director candidates.

Once director candidates have been identified, the Nominating & Corporate Governance Committee will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating & Corporate Governance Committee deems necessary or appropriate, including those set forth above. Qualified prospective candidates will be interviewed by our Chair and Chief Executive Officer and at least one member of the Nominating & Corporate Governance Committee (typically all members of the Nominating & Corporate Governance Committee interview a prospective candidate before the candidate is added to the Board). The full Board of Directors will be kept informed of the candidate’s progress. Using input from such interviews and other information obtained by it, the Nominating & Corporate Governance Committee will evaluate whether a prospective candidate is qualified to serve as a director and, if so qualified, will seek the approval of the full Board of Directors for the nomination of the candidate or the election of such candidate to fill a vacancy on the Board of Directors.

Existing directors who are being considered for re-nomination will be re-evaluated by the Nominating & Corporate Governance Committee based on each director’s satisfaction of the qualifications described above and his or her prior performance as a director. All candidates submitted by stockholders will be evaluated in the same manner as candidates recommended from other sources, provided that the procedures set forth below under Corporate Governance — Structure and Role of Our Board — Stockholder Recommendations for Director Candidates have been followed.

Additionally, our Board of Directors nominates for election or re-election as directors only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, irrevocable resignations that will be effective upon (i) the failure to receive the required vote at the next annual meeting at which they stand for re-election, and (ii) acceptance by our Board of Directors of such resignation. Our Board of Directors fills director vacancies and newly created directorships only with candidates who agree to tender promptly following their appointment to the Board of Directors the same form of resignation tendered by other directors in accordance with the Governance Guidelines promulgated by our Board of Directors.

All of the current nominees for directors recommended for election by the stockholders at the 2026 Annual Meeting are current members of the Board of Directors, except for Mr. Pinto. Based on the Nominating & Corporate Governance Committee’s evaluation of each nominee’s satisfaction of the qualifications described above, and their past performance as directors in the case of current directors, the Nominating & Corporate Governance Committee has decided to recommend the nominees for re-election or election and the Board of Directors has approved such recommendation. For the reasons specified in the profile of each director identified above under Corporate Governance — Proposal 1 — Election of Directors — Nominees for Election as Directors at the 2026 Annual Meeting, our Board has concluded that each director nominee should be re-elected or elected to our Board of Directors. The Nominating & Corporate Governance Committee has not received any nominations from stockholders for the 2026 Annual Meeting.

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STRUCTURE AND ROLE OF OUR BOARD

Board Leadership Structure

Our Governance Guidelines provide that (i) the role of the Board Chair and Chief Executive Officer may be combined, and (ii) when such roles are combined or when the Board Chair is not an independent director, the independent directors must elect from their ranks an independent director to serve as the Lead Independent Director, taking into account, among other factors, such director’s tenure, qualifications and contributions to the Board. The Board Chair and our Lead Independent Director consult with each other, advise the Board of Directors and its committees on our business and affairs, and perform such other duties as may be assigned by the Board. Under our Governance Guidelines, the Board Chair is responsible for chairing all meetings of the Board, and, in consultation with the Lead Independent Director, facilitating and encouraging constructive and useful communication between management and the Board of Directors.

Under our Governance Guidelines, the Lead Independent Director’s role is to:

•
Call meetings of the non-management directors;
•
Preside over meetings of the Board of Directors at which the Board Chair is not present, including executive sessions of the non-management directors;
•
As appropriate, provide feedback from executive sessions to the Chair of the Board or management of the Company;
•
Review and approve, in consultation with the Board Chair, the schedule and agendas for Board meetings, and have the authority to add items to the agenda for any Board meeting, including to reflect key issues and concerns raised by non-management directors during and outside of Board meetings;
•
Review and provide feedback to the Board Chair or management of the Company on the information sent to the Board;
•
Serve as the principal liaison between the non-management directors and the Board Chair and management of the Company;

•
Be available to meet with major stockholders under appropriate circumstances, including participating in and during communications with such stockholders;
•
Consult with the chairs of the Nominating & Corporate Governance Committee and Compensation Committee (if such roles are not held by the Lead Independent Director) regarding the performance of, and the succession planning process for, the Chief Executive Officer, and lead discussions among the non-management directors regarding management succession planning;
•
Consult with the chair of the Nominating & Corporate Governance Committee (if such role is not held by the Lead Independent Director) regarding Board succession planning, including for Board Chair and committee chair positions;
•
In consultation with the chair of the Nominating & Corporate Governance Committee (if such role is not held by the Lead Independent Director), lead discussions among the non-management directors regarding the Board’s annual self-evaluation, including the performance of the Board Chair; and
•
In consultation with the Board Chair, facilitate and encourage constructive and useful communication between management and the Board.

In March 2022, our independent directors elected Mr. Noonan to serve as the Lead Independent Director and have re-elected him annually since 2022, including for 2026. As Lead Independent Director, Mr. Noonan has presided at all executive sessions of the non-management directors, has led engagement meetings with our stockholders, has led the transition and onboarding processes for new board committee chairs, and is involved in the training and development of new directors.

Our Chief Executive Officer is in charge of our business affairs, subject to the overall direction and supervision of the Board of Directors and its committees and subject to such powers as reserved by the Board of Directors. Mr. Sprecher serves as both Chair of the Board and Chief Executive Officer, and he is the only member of our management team that serves on the Board of Directors. Our Board of Directors believes that this leadership structure — a combined Chair of the Board and Chief Executive Officer, a lead independent director, active and strong non-employee directors, and committees led and comprised of independent directors — is the most effective structure for us.

Our Board of Directors believes, at this time, that the Chief Executive Officer is in the best position to most effectively serve as the Chair of the Board for many reasons as he is closest to many facets of our business, including his frequent contact with our customers, regulators and stockholders. In addition, his direct involvement in the strategic and day-to-day management of our business ensures timely communication with the Board of Directors on critical business matters, which is important given the

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complexity and global nature of our business. Further, much of our business is conducted through our operating subsidiaries, which are overseen by their own boards of directors on which Mr. Sprecher or another senior officer serves. Serving in multiple roles allows Mr. Sprecher to be a primary point of contact for these boards of directors and facilitates effective communication regarding our strategic goals, key issues and topics of importance. The Board of Directors believes this structure has functioned well, produced strong financial and operating results, and effectively balances a highly capable management team with appropriate safeguards and oversight by non-employee directors.

Board Oversight of Strategy

Our Board of Directors is responsible for overseeing the Company’s strategy, and the Board of Directors has in-depth experience in the area of strategy development and insights into the most important issues facing the Company. Overseeing the strategic course of the Company involves a high level of constructive engagement between management and the Board of Directors. Our entire Board of Directors regularly discusses the key priorities of the Company, taking into consideration and adjusting the Company’s long-term strategy with global economic, geopolitical and financial market trends, as well as changes in legislation and regulatory initiatives. Throughout the year and at almost every meeting of the Board of Directors, the Board receives information and updates from management and actively engages with senior leaders with respect to the Company’s strategy, including the strategic plans for its products and services, and the competitive environment in our industry. ICE’s independent directors also hold executive sessions without Company management present, at which strategic decisions and directions are discussed.

Board Oversight of Risk

Our Board of Directors is responsible for overseeing ICE’s risk management process, which includes management of general risks as well as particular risks, such as those relating to cybersecurity, facing our business. The Board of Directors addresses risk management at both the full Board and committee levels. With the assistance of our Audit and Risk Committees, the Board oversees that our assets are properly safeguarded, appropriate financial and other controls are maintained, and our business is conducted prudently and in compliance with applicable laws and regulations and our corporate governance guidelines. The Risk Committee receives presentations on at least a quarterly basis from senior members of the enterprise risk management team and members of senior management on the Company’s operational, business and cybersecurity risks, including the Chief Information Security Officer, and the Chair of the Risk Committee provides reports to the full Board of Directors following such presentations. In addition, our Audit Committee reviews and evaluates the financial impact of any material operational or cybersecurity matters or incidents. In this regard, our Board of Directors seeks to understand and oversee critical business risks and does not view the risks facing our business in isolation. While risks are considered in business decision-making and as part of our overall business strategy, the Board of Directors recognizes that it is neither possible nor prudent to eliminate all business risk. Our Board of Directors believes that purposeful and appropriate risk-taking is essential for our business to be competitive on a global basis, to continue to grow and diversify, and to achieve our overall business objectives.

While the Board of Directors oversees ICE’s risk management practices and the performance of the enterprise risk management function, our management team is charged with managing risks. We have adopted internal processes and controls, and have governance committees in place, to identify and manage operational and financial risks, including cybersecurity risks. The Board of Directors, the Audit Committee and the Risk Committee monitor and evaluate the effectiveness of our internal controls and risk management program. Management communicates routinely with the Audit Committee and the Risk Committee on the risks identified and how they are being managed.

Directors may, and often do, communicate directly with senior management on any areas of our business for which they would like additional information.

Our Sustainability Strategy and Board Oversight of Sustainability

Our sustainability strategy is guided by a Sustainability Governance Committee made up of senior officials from across the company including the President, Chief Financial Officer, Corporate Risk Officer, Human Resources Officer, Chief Regulatory Officer, General Counsel and Presidents of certain of our businesses. This committee meets quarterly and communicates frequently between meetings to assess our risks and opportunities across the Company. Our sustainability efforts are coordinated by our Vice President of Sustainability.

At the Board level, our directors are focused on sustainability risks and opportunities at both the full board and on multiple committees. At the committee level, sustainability falls under the mandate of the Nominating & Corporate Governance

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STRUCTURE AND ROLE OF OUR BOARD

Committee, which is charged with reviewing and assessing the Company’s sustainability initiatives and making recommendations to the Company to further its goals. The Nominating & Corporate Governance Committee reviews sustainability matters at two or more meetings each year. In addition to the mandate of the Nominating & Corporate Governance Committee, certain sustainability items are a focus for other committees including climate-related risks at the Risk Committee and human capital management at the Compensation Committee. For information on our approach to sustainability, see the sustainability section of our website located at www.ice.com/about/corporate-responsibility. The information posted on or accessible through our website is not incorporated into this Proxy Statement.

Board Oversight of Human Capital Management

The Compensation Committee is responsible for reviewing and monitoring significant matters related to human capital management. At ICE, our success is driven by highly capable and engaged teams living in healthy and thriving communities. We strive to create an environment that supports employee success and a culture where everyone has a voice in driving innovation. We maintain current and accurate data that provides visibility into the composition of our workforce.

Board Oversight and their Committees

OVERSIGHT OF STRATEGY Board of Directors	OVERSIGHT OF sustainability Nominating & Corporate Governance Committee	OVERSIGHT OF HUMAN CAPITAL MANAGEMENT Compensation Committee
Risk Committee
OVERSIGHT OF RISK Audit Committee	Compensation Committee
Risk Committee

Board of Directors Governance Guidelines

We have adopted the Governance Guidelines that guide the Board of Directors on matters of corporate governance, including:

•
composition of the Board of Directors;
•
duties and responsibilities of the Board of Directors and the Lead Independent Director;
•
committees of the Board of Directors;
•
leadership, functioning and evaluation of the Board of Directors;
•
director independence, orientation, compensation, education and access to management;
•
access to independent advisors by our Board of Directors;
•
number of public company boards that our directors can serve on; and
•
director compliance with the Global Code of Business Conduct.

The Governance Guidelines also provide that non-management directors meet in executive sessions without the participation of management at regularly scheduled meetings of the Board of Directors as deemed necessary and at any other time as necessary to fulfill the Board of Directors’ responsibilities. In addition, the Governance Guidelines also state that if all non-management directors are not independent directors, then the independent directors will meet at least once annually. Our Governance Guidelines require that our directors limit their other directorships of public companies to five, and a person serving as the Board Chair and the Chief Executive Officer may not serve on more than one other public company board. Further, our Governance

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STRUCTURE AND ROLE OF OUR BOARD

Guidelines require that employee directors tender their resignation from the Board of Directors coincident with their termination, resignation or retirement as employees.

A copy of the Governance Guidelines is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board of Directors Corporate Governance Guidelines.” We will provide a printed copy of the Governance Guidelines to stockholders upon request.

Board Education

For new directors, we provide onboarding materials that are helpful in educating the Board member about our business and operations and our policies and charters. We also have one-on-one meetings with the new director and each of our Chief Financial Officer, General Counsel, Corporate Secretary and a member of the compliance team to review information in an informal setting where the director can ask questions in a private session. Our new directors typically serve on the Board for a period of time before joining any committees of the Board of Directors.

We also conduct at least one annual continuing education session with our full Board of Directors. In recent years, we have had experts present to our Board of Directors on various topics and trends, including an update on prediction markets, crypto currencies and artificial intelligence, presentation on social media and physical security, presentation by the Acting Comptroller of the Currency on policies of the new presidential administration in the U.S., update on ICE's Mortgage Technology business at the ICE Mortgage Technology Experience Conference, an update on ICE Clear Europe Limited, ICE Benchmark Administration Limited and ICE Futures Europe, a detailed review of the Company’s Enterprise Risk Management program and updates on employee survey results. We also conduct internal training for our directors with respect to business lines or products that may be new or different or areas of emphasis within our operations. Finally, we conduct cybersecurity training sessions for our Board members at least annually.

Stockholder Engagement

We value the views of our stockholders and other stakeholders, and the input that we receive from them is an important part of our corporate governance practices. Through such engagement, we seek to ensure that we are responsive to the priorities of our stockholders and other stakeholders. Throughout 2025, our Chief Executive Officer, Chief Financial Officer, President and other members of the management team met with a significant number of our stockholders and other stakeholders to discuss our strategy, financial and operating performance, capital allocation, sustainability initiatives, human capital management, Company culture, corporate governance and executive compensation practices and to solicit feedback on these and a variety of other topics.

Over the past few years, we have proactively reached out to our largest stockholders to hold governance engagement meetings to obtain their views on our performance, board composition, board leadership structure and refreshment, corporate governance practices, executive compensation program, sustainability topics, including climate-related risks and disclosures, and stockholder proposals. Following these meetings, the Nominating & Corporate Governance Committee and Compensation Committee, as appropriate, were provided with a report on these engagement meetings with our top stockholders and were provided with the opportunity to discuss and ask questions about investor feedback.

Stockholder Recommendations for Director Candidates

The Nominating & Corporate Governance Committee considers nominees recommended by stockholders as candidates for election to the Board of Directors. A stockholder wishing to nominate a candidate for election to the Board of Directors at an annual meeting, other than through proxy access provisions in our Bylaws, is required to give written notice to our Corporate Secretary of his or her intention to make a nomination. Pursuant to our Bylaws, the notice of nomination must be received not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before and ends 30 days after such anniversary date, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Please see Additional Information — Stockholders’ Proposals for 2027 Annual Meeting below for additional information.

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STRUCTURE AND ROLE OF OUR BOARD

To recommend a nominee, a stockholder should write to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328. Any such recommendation must include:

•
a statement in writing setting forth the name of the person or persons to be nominated;
•
the number and class of all shares of each class of our stock owned of record and beneficially by each such person, as reported to such stockholder by such person;
•
the information regarding each such person required by paragraphs (a), I and (f) of Item 401 of Regulation S-K adopted by the SEC, as amended from time to time;
•
each such person’s signed consent to serve as a director if elected;
•
a statement whether such person, if elected, intends to tender promptly following such person’s election or re-election, an irrevocable resignation effective upon their failure to receive the required vote for re-election at the next meeting for their re-election;
•
such stockholder’s name and address;
•
in the case of a nominee holder, evidence establishing such nominee holder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting; and
•
information disclosing all ownership interests in ICE, including derivatives, hedged positions and other economic and voting interests, as specified in items (v) through (xiii) under Additional Information — Stockholders’ Proposals for 2027 Annual Meeting below.

Qualified stockholders can nominate candidates for election to the Board of Directors if such stockholders comply with the requirements contained in our Bylaws within the designated time periods. Under the proxy access provisions of our Bylaws, any stockholder (or group of up to 20 stockholders) owning 3% or more of ICE’s Common Stock continuously for at least three years may nominate up to two individuals or 20% of our Board of Directors, whichever is greater, as director candidates for election to the Board of Directors, and require us to include such nominees in our annual meeting proxy statement if the stockholders and nominees satisfy the requirements contained in our Bylaws. To nominate a nominee pursuant to the Bylaws, a stockholder or group of stockholders must meet the qualifications required by the Bylaws and submit to the Corporate Secretary, c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328:

•
a Schedule 14N (or any successor form) relating to the nominee, completed and filed with the SEC by the nominating stockholder, in accordance with the applicable rules;
•
a written notice in a form deemed satisfactory by the Board of Directors, of the nomination of such nominee that includes additional information, agreements, representations and warranties as outlined in our Bylaws;
•
an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the nominating stockholder agrees to certain requirements included in our Bylaws; and
•
an executed agreement, in a form deemed satisfactory by the Board of Directors, by the nominee.

Global Code of Business Conduct and Global Personal Trading Policy

We have adopted the Global Code of Business Conduct, which applies to all of our directors, officers and employees. The Global Code of Business Conduct meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K, and applies to our Chief Executive Officer, Chief Financial Officer (who is our Principal Financial Officer) and our Principal Accounting Officer, as well as all other employees, as indicated above. The Global Code of Business Conduct also meets the requirements of a code of conduct under NYSE listing standards. The Global Code of Business Conduct, which includes information regarding our hotline for receiving concerns regarding our financial statements or accounting matters, as well as conflicts of interest and code violations, is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Global Code of Business Conduct.” We also disclose amendments to the Global Code of Business Conduct that are required to be disclosed on our website. We will provide a printed copy of the Global Code of Business Conduct to stockholders upon request.

We have adopted insider trading policies which govern, among other things, the purchase, sale and/or other disposition of our securities by our directors, officers and employees, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and New York Stock Exchange listing standards. In addition, our trading policies prohibit, among other things, entering into hedging transactions relating to our stock. Specifically, employees

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STRUCTURE AND ROLE OF OUR BOARD

and directors are prohibited from (i) engaging in short sales and buying or selling puts or calls or any derivative securities of our stock, and (ii) holding our stock in a margin account or pledging our stock as collateral for a loan. The Global Personal Trading Policy is available on our website at www.ir.theice.com under the links “Governance — Governance Overview — Global Personal Trading Policy” and is filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Communications with the Board of Directors

We have established a process for interested parties to communicate with members of the Board of Directors. If you have any concern, question or complaint regarding any accounting, auditing or internal controls matter, or any issues arising under our Global Code of Business Conduct, or other matters that you wish to communicate to our Board of Directors or non-management directors, you may send these matters in writing to:

Corporate Secretary Intercontinental Exchange, Inc. 5660 New Northside Drive Third Floor Atlanta, GA 30328

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party. Communications are distributed to the Board of Directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication. Information about our Board of Directors communications policy can be found on our website at www.ir.theice.com under the links “Governance — Governance Overview — Board Communication Policy.”

Political Contributions

Our policies prohibit the use of corporate funds to make contributions to any candidates, political committees or other entities organized primarily for political activities under Section 527 or 501(c)(4) of the Internal Revenue Code, or to any political party that would use the money to support any candidates. Our prohibition on corporate contributions and expenditures extend to the use of Company assets and facilities. Our policies also prohibit direct independent expenditures as defined by the Federal Election Commission (“FEC”). In general, ICE will not offer a candidate the unrestricted use of telephones, office space, staff support, or other Company assets to “facilitate” or support the candidate’s political activities without receiving advance payment from the benefiting campaign. We encourage our employees to participate in the political process as they choose, in the spirit of active citizenship. In doing so, our employees must remain attentive to the rules prohibiting the use of Company resources to support federal candidates and committees. From a governance perspective, our Nominating & Corporate Governance Committee has oversight of our policies on political contributions.

We have a political action committee (the “ICE-PAC”) in the U.S., which is supported entirely by voluntary employee and director contributions. The primary purpose of the ICE-PAC is to complement and support the governmental affairs initiatives of ICE. The goal of the ICE-PAC is to support candidates for office who are supportive of programs and legislation of importance and beneficial to ICE. The ICE-PAC may solicit contributions from executives, directors and employees of ICE and their families. An employee, director or their family member must be a U.S. citizen or legal permanent resident to contribute to the ICE-PAC. Under federal law, the maximum contribution that an individual may make to the ICE-PAC is $5,000 per year. A statement of organization for the ICE-PAC was filed with the FEC in January 2008 and all expenditures of the PAC are publicly available at www.FEC.gov.

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COMPENSATION MATTERS

PROPOSAL 2 — ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

At our 2023 Annual Meeting of Stockholders, stockholders recommended that the Board of Directors continue to hold annual advisory votes on executive compensation. The Board of Directors determined to follow the stockholders’ recommendation. Accordingly, in accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution on ICE’s executive compensation as reported in this Proxy Statement. As this is an advisory vote, the result will not be binding, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices.

We urge stockholders to read Compensation Matters — Compensation Discussion & Analysis below, which describes how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative below which provide detailed information on the compensation of our NEOs. Our Board of Directors and our Compensation Committee believe that the policies and procedures articulated in Compensation Matters — Compensation Discussion & Analysis are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to ICE’s success.

We are asking stockholders to approve the following advisory resolution at the 2026 Annual Meeting:

RESOLVED, that the holders of Common Stock approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion & Analysis,” the compensation tables and related disclosure.

Vote Required

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below.

Directors’ Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the advisory resolution to approve executive compensation of our named executive officers.

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COMPENSATION DISCUSSION & ANALYSIS

Introduction

In this section, we discuss our executive compensation program as it relates to our NEOs:

Name	Position

Jeffrey C. Sprecher	Chair and Chief Executive Officer

A. Warren Gardiner	Chief Financial Officer

Benjamin R. Jackson	President, Intercontinental Exchange

Lynn C. Martin	President, NYSE Group

Christopher S. Edmonds	President, Fixed Income & Data Services

We are a provider of marketplace infrastructure, data services and technology solutions to a broad range of customers including financial institutions, corporations and government entities. These products, which span major asset classes including futures, equities, fixed income and U.S. residential mortgages, provide our customers with access to mission critical workflow tools that are designed to increase asset class transparency and workflow efficiency. We operate our business in three segments, which are as follows:

•
In our Exchanges segment, we operate regulated marketplaces for the listing, trading and clearing of a broad array of derivatives contracts and financial securities.
•
In our Fixed Income and Data Services (FIDS) segment, we provide fixed income pricing, reference data, indices and execution services as well as global credit default swap, or CDS, clearing and multi-asset class data delivery solutions.
•
In our Mortgage Technology segment, we provide an end-to-end technology platform that offers customers comprehensive, digital workflow tools that aim to address the inefficiencies that exist in the U.S. residential mortgage market.

Our executive compensation philosophy is to link compensation with individual achievement, the Company’s performance, and stockholder value creation. This philosophy manifests itself in the following four primary objectives:

•
attract, retain and reward executive officers capable of achieving our business objectives;
•
offer competitive compensation opportunities that reward individual contribution and Company performance;
•
align the interests of executive officers and stockholders over the long-term; and
•
provide total compensation that is commensurate with the performance achieved and value created for stockholders.

Our executive compensation program offers three distinct direct compensation elements that are consistent with the objectives outlined above:

•
Base salary: A cash base salary enables us to recruit and retain qualified executives by providing regular, stable compensation for their service during the year. We offer base salaries that are competitive with our peers, reflective of the industry, and commensurate with the experience of the executive and the scope of the role.
•
Annual bonus: Our cash bonus plan is designed to reward the achievement of our annual performance targets, which align with our strategic business priorities. These targets are based primarily on objective and quantitative components, but also include qualitative components for measuring both corporate and individual achievement relative to pre-established objectives.
•
Equity compensation: We use multiple equity vehicles, including in 2025, performance stock units (PSUs) and time-based restricted stock units (RSUs) for our officers, to deliver long-term incentive compensation in a manner that aligns employee interests with that of our stockholders, and serves as a retention tool through multi-year vesting schedules.

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COMPENSATION DISCUSSION & ANALYSIS

Highlights of our 2025 Performance

ICE continued to deliver strong annual operating results as evidenced by the following 2025 performance highlights:

•
Twentieth consecutive year of record revenues, including record financial results each year as a public company;
•
2025 net revenues1 of $9.9 billion; 2025 GAAP diluted earnings per share (“EPS”) of $5.77 and 2025 adjusted diluted EPS2 of $6.95, up 14% year-over-year;
•
Record 2025 operating income of $4.9 billion and record adjusted operating income2 of $6.0 billion, up 10% year-over-year;
•
Record annual operating cash flow of $4.7 billion, and record adjusted free cash flow2 of $4.2 billion, up 16% year-over-year;
•
Returned $2.4 billion to stockholders through share repurchases and dividends in 2025, and increased first quarter 2026 quarterly dividend by 8% relative to 2025;
•
Three-year total stockholder return (“TSR”) of 64% (based on stock price increase from $98.68 on December 31, 2022 to $161.96 on December 31, 2025); and
•
Expanded and strengthened markets served and range of data, technology and risk management services through organic growth and investments.

1 Net revenue figures represent total revenues less transaction-based expenses.

2 Adjusted diluted EPS, adjusted operating income, and adjusted free cash flow are non-generally accepted accounting principle (“GAAP”) metrics. Please refer to the section titled “Non-GAAP Measures” in ICE’s Annual Report on Form 10-K filed with the SEC on February 5, 2026, and our earnings supplement at www.ir.theice.com, for the most comparable GAAP metrics, reconciliations to the most comparable GAAP metrics and an explanation why management believes the non-GAAP metrics provide useful information to investors about ICE’s financial condition or results of operations.

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COMPENSATION DISCUSSION & ANALYSIS

2025 “Say-on-Pay” Vote Result and Stockholder Engagement

We are committed to maintaining a compensation program that aligns executive pay with company performance and long-term stockholder value creation. At our 2025 Annual Meeting of Stockholders, approximately 94% of the votes cast on the non-binding advisory vote on executive compensation were voted in favor of the proposal, representing a significant increase in stockholder support from the 2024 Annual Meeting of Stockholders, where approximately 79% of votes cast on the proposal were voted in favor. This increased level of support reflects the meaningful enhancements we made to our executive compensation program to more closely align pay with performance, drive long-term stockholder value creation and uphold strong governance principles, and affirms stockholders' support of our approach to executive compensation and the changes that we have implemented in response to stockholder feedback.

Key Compensation Program Enhancements in 2024 and 2025

Based on stockholder feedback following the 2024 Annual Meeting of Stockholders and benchmarking against industry best practices, we implemented the following changes to our executive compensation program:

•
Revised Equity Award Structure: In 2024, with the aim of further strengthening the link between company performance and executive compensation, we introduced an internal three-year performance measure (i.e., year-three EBITDA goal) to be a portion of the performance-based long-term incentive awards, resulting in 62.5% of performance stock units being tied to three-year financial performance measures. In 2025, we eliminated the use of the one-year EBITDA-based PSU for our NEOs and increased the use of the year-three EBITDA-based PSU, resulting in 100% of performance stock units now being tied to three-year performance measures. This revised equity award structure further strengthens alignment with long-term stockholder value creation and reinforces the link between pay and performance.
•
No one-time equity awards granted: In both 2024 and 2025, our executive compensation program did not include one-time equity awards, directly addressing stockholder concerns raised about the 2023 one-time award (i.e. 2023 Acquisition Related PSUs). This reflects our commitment to consistency in executive compensation practices and ensures that compensation outcomes are strongly driven by established performance metrics rather than discretionary awards.

The Compensation Committee will continue to review our executive compensation program as well as consider stockholder input and consider the outcome of our “Say-on-Pay” votes when making future compensation decisions for our NEOs.

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COMPENSATION DISCUSSION & ANALYSIS

2025 Executive Compensation

2025 Target Direct Compensation

The Compensation Committee, with the help of its independent compensation consultant, reviews the target direct compensation for our NEOs each year. We have historically aimed to set targets for each element of total direct compensation between the median and 75th percentile of our peer group, depending upon factors including the NEO’s experience in his or her respective position, individual performance and impact on the organization, Company performance, retention objectives and internal pay equity considerations. The Compensation Committee considers each NEO’s total compensation package when making changes to the individual elements that comprise the NEO’s compensation. For example, if the Compensation Committee makes a change to an officer’s base salary, the Compensation Committee reviews the change in light of the other elements of compensation, including the annual bonus and equity compensation. For 2025, target compensation levels for each of our NEOs were informed by reviews completed in 2024 and 2025.

The table below sets forth the 2025 target direct compensation for our NEOs and its positioning relative to peers.

				Target Total Direct Compensation
Name and Position	Base Salary as of June 1, 2025 ($) (1)	2025 Target Annual Bonus (% of Base Salary) (2)	2025 Target Equity Compensation ($) (3)	($)	Positioning Relative to Peers

Jeffrey C. Sprecher Chair and Chief Executive Officer	$1,500,000	250%	$14,875,000	$20,125,000	75th

A. Warren Gardiner Chief Financial Officer	$750,000	225%	$2,750,000	$5,187,500	25th - 50th

Benjamin R. Jackson President, Intercontinental Exchange	$800,000	225%	$5,250,000	$7,850,000	50th - 75th

Lynn C. Martin President, NYSE Group	$750,000	225%	$3,250,000	$5,687,500	50th - 75th

Christopher S. Edmonds President, Fixed Income & Data Services	$750,000	225%	$2,750,000	$5,187,500	50th - 75th

(1)
The Compensation Committee increased Mr. Sprecher's salary from $1,250,000 to $1,500,000, Mr. Gardiner's salary from $675,000 to $750,000, Ms. Martin's salary from $725,000 to $750,000, and Mr. Edmonds' salary from $700,000 to $750,000. For Mr. Jackson, the Compensation Committee determined that no adjustments would be made to base salary.
(2)
For Mr. Sprecher, the Compensation Committee determined that no adjustments would be made in 2025 to target annual bonus. The Compensation Committee increased Mr. Gardiner's target annual bonus from 200% to 225%, Mr. Jackson's target annual bonus from 200% to 225%, Ms. Martin's target annual bonus from 200% to 225%, and Mr. Edmonds' target annual bonus from 200% to 225%.
(3)
For Mr. Sprecher and Ms. Martin, the Compensation Committee determined there would be no changes to target equity compensation for 2025. The Compensation Committee increased Mr. Gardiner's target equity for 2025 from $2,250,000 to $2,750,000, Mr. Jackson's target equity from $5,000,000 to $5,250,000, and Mr. Edmonds' target equity from $2,500,000 to $2,750,000.

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COMPENSATION DISCUSSION & ANALYSIS

Annual Bonus

Our NEOs participate in the Annual Executive Bonus Plan. Annual bonuses are earned between 0% and 200% of target based on performance measures established at the beginning of each year. Any potential payments are limited according to the terms of the Annual Executive Bonus Plan. Furthermore, the impact of mid-year merger and acquisition activity is excluded from results and cannot be used to meet quantitative financial performance targets established at the beginning of the year.

At the beginning of each year, the Compensation Committee and, as it relates to financial and strategic metrics, the Board of Directors approves Company and individual goals for the year. From these goals, management business objectives (“MBOs”) are established that serve as individual and team goals. At the end of each year, the Compensation Committee evaluates the Annual Executive Bonus Plan funding and awards annual bonus payments to the NEOs based on Company, team, and individual achievement of the pre-established financial and non-financial measures. The Compensation Committee also determines the overall bonus pool available for our broad-based employee annual bonus plan, based on the same MBO achievement criteria.

The financial measures for the 2025 Annual Executive Bonus Plan, consistent with the 2024 Annual Executive Bonus Plan, consisted of net revenue performance (weighted 30% of the total annual bonus) and adjusted operating income performance (weighted 70% of the total annual bonus). The Compensation Committee and management continue to believe that revenue is the right measure for annual performance given our focus on growth. Adjusted operating income, which is weighted more heavily, was chosen as it is tied to our overall profitability. The Compensation Committee discretion element included non-financial measures such as product launches, strategic management of merger and acquisition activity, key technology initiatives, human capital leadership, and leadership development. Determining achievement of the Compensation Committee discretion element involves a subjective assessment of company, team, and individual performance by the Compensation Committee. The Compensation Committee believes that it is appropriate to account for subjective assessments as part of the annual bonus determination in light of ICE’s growth, its rapidly evolving industry, the existence of few direct peer companies and the challenges inherent in establishing objective and strictly budget-based goals in a dynamic environment.

The Compensation Committee strives to set the performance targets for the annual bonus plan at levels that are challenging but achievable, to encourage and reward outstanding corporate performance. The payouts are leveraged to provide higher payments in years of exceptional performance and lower payments in years where performance is below the target level.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 29

COMPENSATION DISCUSSION & ANALYSIS

In December 2025 and February 2026, the Compensation Committee reviewed ICE’s performance and determined the following 2025 annual bonus funding:

		Performance Goals ($M)
Measure	Weighting	Threshold (85% payout)	Target (100% payout)	Max (200% payout)	Result ($M)	Funded Amount	Weighted Funding (1)
Net Revenue	30%	$8,210	$9,659	$14,489	$9,931	105.6%	31%
Adjusted Operating Income	70%	$4,827	$5,679	$8,519	$5,992	111.0%	77%
					Initial Funding		108%
					Committee discretion		0%
		(including assessment of team and individual MBO performance)
					Final Funding		108%

(1)
Linear interpolation between Threshold and Target and Target and Max

In addition to the above noted financial performance, and as illustrated above, the Compensation Committee did not utilize the Committee discretion element to adjust achievement either up or down. As a result, overall bonuses were funded, and executive officer bonuses were paid, at 108% of target.

In determining achievement of the 2025 non-financial performance MBOs, the Compensation Committee considered the following team and individual contributions:

•
Mr. Sprecher: excellent 2025 financial performance; successfully closed initial strategic investment in Polymarket; continued focus and progress on executive succession planning and strengthening the depth of talent at senior levels; successful first phase of rollout of next generation risk model at ICE Clear Europe; continued hands-on and positive engagement with customers, stockholders, regulators, and policy setting bodies.
•
Mr. Gardiner: excellent performance against increased Black Knight related expense and revenue synergy targets; executed strategic plan based on Board approved goals; continued progress in utilizing AI to automate and augment finance work; continued to act as a senior Company voice to key constituents including employees, investors, and rating agencies; significant focus on Company controls and Internal Audit risk assessment processes; supported the Company’s strategic investments and managed the tax implications of integration/restructuring efforts and various product launches; managed and optimized the Company’s capital structure to support debt management, stockholder returns and strategic investments.
•
Mr. Jackson: continued leadership across technology platforms, data center migrations, investments in our mortgage platform, investments in our trading platforms, and investments in our fixed income platform; leadership in developing and implementing ICE Aurora and related AI initiatives across multiple functions of the business; continued leadership across operations teams, including improvements in system quality and reporting tools; continued leadership across our mortgage segment, including significant customer outreach and excellent performance against increased Black Knight related expense and revenue synergy targets; leadership across the Company’s Enterprise Risk Management and Cybersecurity programs.
•
Ms. Martin: launch of NYSE Texas as the first operational exchange in the state; outstanding progress in bringing ICE's broad set of relationships and capabilities to bear in order to assist NYSE listings and listed company community initiatives; key leadership on market structure reform initiatives and regulator engagement; maintained positive relationships with regulators and global policy makers; continued development of the NYSE listed company community connectivity; outstanding transfer performance.
•
Mr. Edmonds: excellent FIDS segment performance; significant progress toward launching the clearing of cash US Treasuries; successfully pivoted climate risk offering in response to the evolving regulatory landscape; continued progress in integrating and evolving Mortgage Data Portfolio; maintained positive relationships with regulators; continued to provide thought leadership across the fixed income landscape.

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COMPENSATION DISCUSSION & ANALYSIS

Based on the performance and considerations described above, the following annual bonus awards for fiscal year 2025 were approved by the Compensation Committee:

Name and Position	2025 Annual Bonus

Jeffrey C. Sprecher Chair and Chief Executive Officer	$4,050,000 (108% of target)

A. Warren Gardiner Chief Financial Officer	$1,822,500 (108% of target)

Benjamin R. Jackson President, Intercontinental Exchange	$1,944,000 (108% of target)

Lynn C. Martin President, NYSE Group	$1,822,500 (108% of target)

Christopher S. Edmonds President, Fixed Income & Data Services	$1,822,500 (108% of target)

All annual bonus awards for the NEOs were paid in cash in February 2026 and are included in the “Non-Equity Incentive Plan Compensation” column in the 2025 Summary Compensation Table.

As noted above, the Compensation Committee seeks to set annual bonus performance targets at levels that are challenging, but achievable. Based on our history of achievement under the Annual Executive Bonus Plan, we believe that we have succeeded in setting targets that challenge our NEOs, and reward exceptional performance. As illustrated by the chart below, we have performed close to the target level in each of the last five years notwithstanding the fact that we experienced a significant amount of growth during the five-year period, which further illustrates the stretch built into each year’s target goals.

Overall Bonus Funding as a % of Target

2025	2024	2023	2022	2021

108%	108%	109%	97%	108%

2026 Annual Bonus Award Structure

For the 2026 Annual Executive Bonus Plan, the Company expects to utilize the same financial measures and weightings as used in 2025. With regard to specific goals for 2026, we note that because the Company does not provide detailed revenue or earnings guidance, the specific 2026 financial goals are not detailed in this filing. We will publish the 2026 targets and the corresponding achievement in our 2027 Proxy Statement filing. Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Equity Compensation

The Compensation Committee believes that equity awards are an effective vehicle to align the interests of executive officers with those of our stockholders, serve as a retention tool through multi-year vesting schedules and discourage employees from taking inappropriate business risks. ICE is sensitive to the concerns of its stockholders regarding the potential dilutive impact of equity awards, and also takes into account the relevant accounting and tax impact of all potential forms of equity awards in designing its grants. Additionally, when determining the form in which to deliver equity compensation, the Compensation Committee seeks to maintain a focus on both growth and financial performance.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 31

COMPENSATION DISCUSSION & ANALYSIS

Evolution of our Long-Term Incentive Program

Since 2017, we have evolved our long-term incentive (LTI) program to align with our strategic objectives and to move from a program that featured performance stock units with a one-year performance period to a program that features a three-year performance period. In 2025, we completed this evolution and no longer utilize PSUs with a one-year performance period for our executive officers, including our NEOs. As of 2025, 100% of NEO performance awards are subject to a three-year measure.

2016 LTI Mix:
75% 1-year EBITDA PSUs
25% Stock Options
2017: Introduced 3-year TSR PSUs
60% 1-year EBITDA PSUs
20% 3-year TSR PSUs
20% Stock Options
2019: Increased weighting of 3-year TSR PSUs
50% 1-year EBITDA PSUs
30% 3-year TSR PSUs
20% Stock Options
2021: Continued to shift more weight into 3-year LTI award
40% 1-year EBITDA PSUs
40% 3-year TSR PSUs
20% Stock Options
2024: Introduced Year 3 EBITDA PSUs
30% 1-year EBITDA PSUs
30% 3-year TSR PSUs
20% Year 3 EBITDA PSUs
20% Stock Options
2025: Eliminated 1-year EBITDA PSUs and stock options from mix and introduced RSUs
40% Year 3 EBITDA PSUs
30% 3-year TSR PSUs
30% RSUs

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COMPENSATION DISCUSSION & ANALYSIS

2025 Long-Term Incentive Award

As noted in the 2025 Proxy Statement, the Compensation Committee determined it was appropriate to award equity compensation for 2025 in the form of TSR-based PSUs, EBITDA-based PSUs, and time-based RSUs. The portion of the award delivered in the form of three-year cliff vesting TSR-PSUs was 30% of the total award, the portion of the award delivered in the form of year-three cliff vesting EBITDA-PSUs was 40% of the total award, and the portion of the award delivered in the form of time-based RSUs was 30% of the total award.

TSR-based PSUs

We use TSR-based PSUs as a means of creating a stronger link between long-term stockholder value creation and executive rewards.

As illustrated below, the number of shares ultimately earned under the TSR-based PSUs will vary based on the Company’s cumulative TSR performance over the three-year period relative to that of the S&P 500.

	Threshold Performance	Target Performance	Maximum Performance

Company 3-Year TSR relative to S&P 500 3-Year TSR	25th percentile	50th percentile	75th percentile

TSR-based PSUs earned (as % of target)	50%	100%	200%

The 2025 TSR-based PSU awards will cliff vest in February 2028 upon the Compensation Committee’s determination of performance achievement.

Results for the TSR-based PSU grants for which the performance period has been completed are noted below.

	2023 Award	2022 Award	2021 Award

Performance Period	1/1/2023 - 12/31/2025	1/1/2022 - 12/31/2024	1/1/2021 - 12/31/2023

Company Actual 3-Year TSR relative to S&P 500 3-Year TSR	67th percentile	56th percentile	40th percentile

TSR-based PSUs earned (as % of target)	168.0%	122.8%	80.0%

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 33

COMPENSATION DISCUSSION & ANALYSIS

Year-three EBITDA-based PSUs

We use year-three EBITDA-based PSUs to reward executives for achieving pre-established financial performance goals. The Compensation Committee approved allocating 40% of the overall LTI award to year-three EBITDA-based PSUs, an increase from 20% in 2024, reflecting the Company’s continued growth and its focus on effective acquisition integration. This year-three EBITDA-based PSU is subject to three-year cliff vesting and is subject to ICE's 2027 consolidated EBITDA performance relative to a pre-established goal. For the year-three EBITDA-based PSUs, the number of shares that can be earned based on ICE's 2027 consolidated EBITDA performance range from 0% for performance below the threshold performance, 50% of the target award for performance at the threshold (85% of the EBITDA goal), 100% of the target award for performance at the target (100% of the EBITDA goal) and 200% of the target award for performance at the maximum (125% of the EBITDA goal) performance level. If applicable, EBITDA results will exclude the impact of mid-period M&A activity, which cannot be used to meet EBITDA performance targets.

With regard to specific goals for the 2025-2027 performance period, we note that because the Company does not provide detailed revenue or earnings guidance, the specific year-three EBITDA goals are not detailed in this filing. Earned awards cliff vest in February 2028 upon the Compensation Committee's determination of performance achievement. Note that the pre-established performance criteria will be disclosed at the end of the performance period in our 2028 proxy filing.

Time-based Restricted Stock Units

In 2025, we introduced Restricted Stock Units (RSUs) as part of our long-term executive compensation incentive strategy for NEOs. We believe the RSUs provide the NEOs with a meaningful long-term incentive that promotes retention and reinforces alignment with stockholder value creation. The RSUs were structured with time-based vesting (one-third vests each year on the anniversary of the grant date) over a period of three years to encourage continued engagement and reward sustained contributions.

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COMPENSATION DISCUSSION & ANALYSIS

The following annual equity awards were granted to the NEOs on February 10, 2025:

Name and Position	TSR-Based PSUs (# at target)	Year-Three EBITDA-Based PSUs (# at target)	Time-based Restricted Stock Units

Jeffrey C. Sprecher Chair and Chief Executive Officer	26,702	35,603	26,702

A. Warren Gardiner Chief Financial Officer	4,936	6,582	4,936

Benjamin R. Jackson President, Intercontinental Exchange	9,424	12,565	9,424

Lynn C. Martin President, NYSE Group	5,834	7,778	5,834

Christopher S. Edmonds President, Fixed Income & Data Services	4,936	6,582	4,936

Equity awards for all officers are approved by the Compensation Committee. ICE management is not authorized to approve equity awards for officer-level employees and does not have the discretion or authority to govern the timing of equity awards. In 2025, no equity awards for officers were approved outside of a Compensation Committee meeting. ICE uses the closing price of its Common Stock on the NYSE on the grant date for purposes of establishing the strike price of stock options and for accounting purposes of other equity awards. ICE has not issued stock options with an exercise price below the fair market value of its Common Stock on the grant date and did not issue any stock options to the NEOs in 2025.

Timing of Decisions

The Company provides the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. Generally, the Company grants equity incentive compensation awards on a predetermined schedule. In February of each year, the Compensation Committee, with input from its independent compensation consultant, CAP, reviews and approves the value and amount of the equity incentive compensation to be awarded to executive officers and non-employee directors. The grant of approved equity awards typically occurs in February, after the filing of the company’s Annual Report on Form 10-K, which is generally filed in the first week of February.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity incentive compensation awards. Instead, the timing of grants is in accordance with the yearly compensation cycle. Equity incentive compensation awards may occasionally be awarded on an off-cycle basis, including to new hires.

The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation. Any coordination between a grant and the release of information that could be expected to affect such grant’s value is generally precluded by the predetermined schedule, using the methodology described above.

The equity compensation awards have historically been granted in the form of stock options, PSUs and RSUs. During 2025, there were no stock option awards granted to any NEO.

2026 Equity Award Structure

For the 2026 equity award, the Compensation Committee determined that it would be appropriate to continue to award equity compensation in the form of TSR-based PSUs, EBITDA-based PSUs and time-based RSUs, in the same mix as 2025.

For the 2026 TSR-based PSU award, we used the same performance measure of ICE's three-year TSR relative to that of the S&P 500, and the same threshold, target, and maximum criteria, as utilized in 2025. For the year-three EBITDA-based PSU award, the Compensation Committee determined it would be appropriate to adjust the maximum performance to 115% (from 125%).

With regard to the specific financial performance goals for purposes of the awards granted in 2026, we note that because the Company does not provide detailed revenue or earnings guidance, the specific goals are not detailed in this filing. As we have done in this filing with respect to other awards, we will publish the targets and the corresponding achievement in the Proxy Statement filing that follows the end of the performance period (in the 2029 proxy statement).

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 35

COMPENSATION DISCUSSION & ANALYSIS

Please refer to our Investor Relations website at www.ir.theice.com for publicly available information related to our financial performance.

Other Compensation and Benefits

Perquisites

ICE provides medical, life and disability insurance and other benefits to executives that are generally available to other employees. For certain grandfathered U.S. executive officers, including Messrs. Jackson and Edmonds, ICE provides an enhanced term life insurance benefit (calculated at five times salary less $100,000) and a supplemental disability insurance benefit that is designed to approximate the total benefit level (60% of eligible compensation) that cannot be provided pursuant to the limits in our group disability plans ($10,000 per month). Our contributions to these benefits programs are included in the 2025 All Other Compensation section of the 2025 Summary Compensation Table below.

Our Compensation Committee has approved a Corporate Aircraft Policy, which, among other things, includes an authorization of up to $75,000 of incremental cost per year to ICE for personal use of company-owned or leased aircraft by each of our NEOs. In 2025, Mr. Sprecher and Ms. Martin did not use any of the amount allocated to them under the Corporate Aircraft Policy. Mr. Gardiner had $43,709 of unreimbursed cost for personal use of company-owned aircraft, Mr. Jackson had $75,000 of unreimbursed cost for personal use of company-owned aircraft, and Mr. Edmonds had $43,506 of unreimbursed cost for personal use of company-owned aircraft, each of which are reported in the 2025 Summary Compensation Table and the 2025 All Other Compensation Table.

There were no other perquisites provided to any of our executive officers in 2025 that would require disclosure in the 2025 Summary Compensation Table.

Retirement Plans

We provide retirement benefits to U.S. corporate officers through a 401(k)-retirement plan on the same terms and conditions as those offered to all ICE employees. Consistent with past years, in 2025, we provided an immediately vested matching contribution of 100% of the first 6% of employee deferrals of eligible compensation to all participants in the plan, subject to Internal Revenue Service limits ($350,000 per individual in 2025). We do not offer an active defined benefit pension plan or any other form of active supplemental executive retirement plan.

Compensation Practices

We do not maintain formal targets for the allocation of total compensation through each compensation element. We strive to maintain a low fixed-cost compensation structure (i.e., base salary, benefits and perquisites) and to deliver the majority of compensation through variable pay elements (i.e., annual bonus and performance-based equity compensation). We have maintained this “pay for performance” orientation since our founding and believe it is an important element of our entrepreneurial culture.

Based on a review by CAP, the Compensation Committee’s independent compensation consultant, our mix of compensation continues to emphasize variable incentive compensation, rather than fixed compensation, to a degree that is consistent with our peers. This focus on variable incentive compensation is consistent with the Compensation Committee’s emphasis on performance-based awards for officers and our compensation philosophy.

We believe that our mix of cash/non-cash and short-term/long-term incentives provides an appropriate balance between our longer-term business objectives and shorter-term retention and competitive needs. We also believe that providing the majority of our NEOs’ compensation in the form of long-term incentive awards, when combined with our clawback policies and stock ownership requirements, each discussed below, has the additional benefit of discouraging employees from taking inappropriate risks.

Compensation Committee Role

Our Compensation Committee is responsible for designing, administering and implementing our executive compensation programs. The Compensation Committee is composed of three directors and each of the three directors is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee determines the type and level of compensation for executive officers (generally defined as Section 16 officers under the Exchange Act, but the Compensation Committee has historically included all corporate officers under this definition), reviews the performance of the

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COMPENSATION DISCUSSION & ANALYSIS

Chief Executive Officer, and oversees the administration of ICE’s Annual Executive Bonus Plan, ICE’s broad-based employee annual bonus plan and all of ICE’s equity compensation plans. The Compensation Committee Charter, which is periodically reviewed and revised by the Compensation Committee and the Board of Directors, outlines the specific responsibilities of the Compensation Committee. For a copy of the Compensation Committee Charter, please refer to our Governance and Charter Documents provided on our website at https://ir.theice.com/governance/governance-overview.

Our Annual Review Process

The Compensation Committee reviews our executive compensation programs and practices each year with the help of its independent compensation consultant, CAP. Reviews were completed in both 2024 and 2025 that informed decision-making for 2025 compensation levels. Generally, the 2024 review informed decision-making regarding the target value for 2025 equity awards granted in February 2025, and the 2025 review informed decision making regarding 2025 salary adjustments as well as target 2025 annual incentive opportunities. The next review will be completed in 2026.

In setting target direct compensation levels for each NEO, the Compensation Committee reviews an analysis of individual compensation levels prepared by CAP that reports compensation paid to the NEO and compares base salary, total cash compensation (base salary plus annual bonus) and total direct compensation (total cash compensation plus equity compensation) against relevant market data, including peer group data.

For Mr. Sprecher, our Chief Executive Officer, the Compensation Committee determines individual performance and conducts an annual review of his salary, bonus and equity awards. For other NEOs, Mr. Sprecher provides input to the Compensation Committee regarding his views on the performance of these other officers during the Compensation Committee’s annual review of salary, bonuses and equity awards.

In addition to examining market data on individual positions, the Compensation Committee also focuses on the “total cost of management,” which is an aggregation of total direct annual compensation for the NEOs, excluding any special one-time awards. Based on the analysis prepared in 2025 by CAP, our “total cost of management” is positioned at the median of the peer group.

Role of Compensation Consultant

During 2025, the Compensation Committee retained Compensation Advisory Partners (CAP) to advise the Compensation Committee on executive compensation matters. The information provided by CAP in 2025 included: competitive salary, bonus and equity data for certain positions within ICE and a benchmarking analysis against our peers. In addition, CAP helped analyze our bonus and equity programs, provided advice regarding the selection of our peer group, provided updates to the Compensation Committee on trends and regulatory developments, analyzed director compensation and assisted in the review of our compensation plans to determine if the arrangements incented inappropriate risk taking.

The NEOs have not participated in the selection of CAP or any other compensation consultant in connection with advice regarding executive and director compensation matters. A representative from the compensation consultant attends most Compensation Committee meetings and is available between meetings as a resource for the Compensation Committee and management. The Compensation Committee determines, in its sole discretion, which compensation consultant to retain for various services, and the consultant reports directly to the Compensation Committee. Use of a particular consulting firm by the Compensation Committee does not preclude management from hiring the same consulting firm. In 2025, CAP did not provide any other services to ICE. In compliance with the SEC and NYSE requirements regarding the independence of compensation consultants, CAP provided the Compensation Committee with a letter addressing each of the six independence factors. The Compensation Committee concluded that their response affirms the independence of the firm and its partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 37

COMPENSATION DISCUSSION & ANALYSIS

Compensation Peer Group

The Compensation Committee utilizes a peer group to assess ICE’s executive compensation program. ICE’s peer group includes comparable financial exchanges, financial services data providers, technology companies and other related companies based on metrics such as revenue and market capitalization. The peer group is reviewed annually by the Compensation Committee, with assistance and recommendations from its independent compensation consultant, and adjustments are made that may be deemed appropriate. The Compensation Committee reviews annually the executive pay practices of these peer companies as reported in industry surveys, public filings and reports from compensation consulting firms. This information is considered when making recommendations for ICE’s compensation programs and practices.

The 2025 peer group was substantially similar to the 2024 peer group, with the following changes:

•
Charles Schwab Corporation was added and Salesforce.com Inc. was removed.

The 2025 peer group consisted of the following companies:

Charles Schwab Corporation	Global Payments Inc.	Nasdaq Inc.
CME Group, Inc.	Hong Kong Exchanges and Clearing	Northern Trust Corp.
CoStar Group	London Stock Exchange Group	S&P Global Inc.
Deutsche Börse AG	Mastercard, Inc.	State Street Corp.
Fidelity National Information Services	Moody's Corp.
Fiserv	MSCI Inc.

Risk Assessment with Respect to Compensation

The Compensation Committee, with the assistance of its independent compensation consultant and management, has completed the annual review of compensation policies and programs, including those not applicable to NEOs, and does not believe there are circumstances where the risks arising from these policies or programs are reasonably likely to have a material adverse effect on ICE. The review examined the balance of fixed and variable elements of compensation, mix of cash and non-cash components and focus on both annual and longer-term operational and financial performance alignment with stockholder interests. Moreover, our compensation program design incorporates certain structural features that align our executives’, including our NEOs’, financial incentives with those of our stockholders and mitigate inappropriate risk-taking. These features include clawback policies, stock ownership requirements, and a total compensation mix weighted in favor of long-term, equity-based awards. The Compensation Committee continues to monitor the risk exposure of our compensation policies and programs.

Clawback Policy

We have adopted two compensation recoupment, or "clawback", policies to permit ICE to seek recovery of performance-based incentive awards in the event of certain financial statement restatements.

The Company maintains a mandatory clawback policy regarding accounting restatements to comply with the SEC’s adoption of final rules implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NYSE listing standards.

The mandatory clawback policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our NEOs, during the three completed fiscal years immediately preceding the date that ICE is required to prepare an accounting restatement due to ICE’s material noncompliance with any financial reporting requirement under U.S. federal securities laws.

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COMPENSATION DISCUSSION & ANALYSIS

Additionally, ICE maintains a second, more expansive clawback policy that states:

It is ICE’s policy that if ICE’s financial statements are required to be restated due to intentional misconduct and/or fraud, the Compensation Committee will, when deemed appropriate in its discretion, direct that ICE seek to recover all or a portion of any affected award made to officers who have engaged in the intentional misconduct and/or fraud that caused the need for the restatement with respect to any fiscal period of ICE. An “affected award” includes any cash or equity-based bonus or incentive compensation payment awarded or given to the employee after the effective date of this policy, and the net proceeds of any stock options exercised after the effective date of this policy, that were advantaged by the filing of the financial statements that were required to be restated.

As further referenced under “Employment Agreements and Other Factors Affecting 2025 Compensation - Termination for Cause or Executive Resignation Other than for Good Reason” - when executives are terminated for Cause, all outstanding unvested equity awards (including awards subject to time-based vesting and performance stock units earned but not yet vested) are forfeited upon termination.

Termination of Employment and Change in Control Payments

We have entered into employment agreements with each of our NEOs that provide benefits upon certain employment terminations, including certain terminations in connection with a “Change in Control” of ICE. The terms of these employment agreements are discussed in more detail below under the heading “Employment Agreements and Other Factors Affecting 2025 Compensation”. The Compensation Committee believes that employment agreements with termination and certain Change in Control protections are appropriate and necessary to attract and retain executive level talent and to mitigate uncertainty and distraction of our management team in the event that the employment of any of our NEOs terminates. The Compensation Committee intends that the terms of NEO employment agreements be consistent with market practice, as adjusted to take into account our unique business considerations, and the Compensation Committee periodically reviews the terms of our NEOs’ employment agreements, including in comparison to market practice. The employment agreements with our NEOs do not include any Code Section 280G “golden parachute” excise tax gross-up provisions.

The Change in Control protections for NEOs require a “double-trigger” before a payment is provided, meaning that in the context of a Change in Control of the Company, the executive officer’s employment must be involuntarily terminated before any severance is paid. The Compensation Committee opted for “double-trigger” arrangements, rather than providing for payments solely on the basis of a Change in Control, because the Compensation Committee believes this to be more consistent with market practice and with our goal of encouraging our NEO’s continued employment following a Change in Control. Furthermore, the Change in Control provisions provide significant retention value with respect to our NEOs.

Stock Ownership Policy, Retention Recommendations and Anti-Hedging and Anti-Pledging Policy

Stock Ownership Policy

The Compensation Committee believes that it is in the best interests of stockholders for ICE’s executives and directors to own a significant amount of ICE Common Stock because a meaningful direct ownership stake by our executives and directors signals to our other investors and stockholders, and also helps facilitate, a strong alignment of interests and commitment to ICE’s success, while simultaneously providing a structural mechanism to discourage our executives from taking inappropriate business risks. Accordingly, ICE’s Stock Ownership Policy is applicable to ICE officers (including all of the NEOs, but excluding officers for whom a significant portion of their compensation is commission-based or who work in a jurisdiction where ICE does not typically grant equity awards) and directors, and requires the following level of ownership (expressed as a multiple of base salary for executives and a multiple of annual cash retainer for directors):

Position	Ownership Multiple Policy Requirement	Average Stock Ownership Multiple*
Chief Executive Officer	10 times base salary	318 times (Sprecher)
Named Executive Officers (other than CEO)	4 times base salary	10 times (Gardiner/Jackson/Martin/Edmonds)
C-Level Executives and Senior Vice Presidents (non-NEOs)	2 times base salary	All in compliance
Vice Presidents	1 times base salary	All in compliance
Members of the Board of Directors of ICE	5 times annual cash retainer	All in compliance

* As defined in the Stock Ownership Policy and summarized below as of December 31, 2025. New officers and directors have five years to comply with the ownership requirements.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 39

COMPENSATION DISCUSSION & ANALYSIS

In establishing the ownership multiple, the Compensation Committee considered information about ownership multiples at its peer companies, recommendations from its independent compensation consultant and third-party groups such as Institutional Shareholder Services (ISS). In 2026, the Compensation Committee approved updating the definition of "Ownership" for purposes of this policy to exclude the value of any stock options, including vested "in-the-money" stock options, which had previously been included in the definition. “Ownership,” for purposes of this Stock Ownership Policy, now includes: (i) shares of ICE Common Stock that are owned outright (including those held by a spouse or dependent children), and (ii) unvested restricted stock and RSUs that are not subject to any performance-based vesting metric. All stock options and unearned performance stock units (including EBITDA-based PSUs, TSR-based PSUs, and 2023 Acquisition Related PSUs) do not count towards the ownership targets. A newly appointed corporate officer, or newly elected director, will have five years from his or her date of hire or appointment as an officer or director to comply with this Stock Ownership Policy. The Compensation Committee will monitor the ownership levels of such executives and directors during this transition period.

The Compensation Committee monitors the stock ownership levels of our officers and directors on at least an annual basis. In the event of a corporate officer or director’s noncompliance with ICE’s stock ownership policy, the Compensation Committee will review the facts and circumstances regarding the noncompliance and will use its discretion in determining the appropriate corrective actions and/or penalties. Such corrective actions and penalties include, but are not limited to, instructing the officer or director to buy shares of our Common Stock in the open market to comply with the Stock Ownership Policy, reducing or eliminating future equity grants to the officer or director until they comply with the Stock Ownership Policy or issuing a warning to the officer or director. To date, there have been no instances of noncompliance with the Stock Ownership Policy.

Retention Recommendations

To facilitate meeting the minimum holding requirements as specified in this Stock Ownership Policy in a timely fashion, the Compensation Committee recommends that all corporate officers and directors retain a minimum of 50% of the net value of shares obtained pursuant to each stock option exercise and the vesting of stock units for all future grants of stock options or restricted stock until such corporate officer or director has satisfied the minimum stock ownership targets for his or her position.

Anti-Hedging and Anti-Pledging Policy

All employees, including executive officers and directors, are subject to our Global Personal Trading Policy under which they are prohibited from hedging and pledging our Common Stock. Specifically, the following activities are prohibited under the policy:

•
Engaging in any speculative or hedging transaction, including short sales, in our Common Stock.
•
Buying or selling puts, calls, options, warrants, prepaid forward contracts, equity swaps, collars, exchange traded funds or similar instruments on our Common Stock or derivatives of our Common Stock.
•
Holding our Common Stock in margin accounts or pledging our Common Stock as collateral.

40 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

EXECUTIVE COMPENSATION

2025 Summary Compensation Table

The following table presents information relating to the compensation earned by the NEOs for the fiscal years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Stock Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Jeffrey C. Sprecher	2025	1,395,833	-	16,666,553	-	4,050,000	21,000	22,133,386
Chair and Chief Executive Officer	2024	1,250,000	-	11,899,890	2,974,999	3,375,000	20,700	19,520,589
	2023	1,250,000	-	19,899,842	2,974,980	3,406,250	19,800	27,550,872

A. Warren Gardiner	2025	718,750	-	3,080,998	-	1,822,500	64,709	5,686,957
Chief Financial Officer	2024	654,167	-	1,799,992	449,989	1,458,000	20,700	4,382,848
	2023	614,583	-	4,399,756	349,988	1,362,500	42,853	6,769,680

Benjamin R. Jackson	2025	800,000	-	5,882,091	-	1,944,000	102,936	8,729,027
President, Intercontinental Exchange	2024	768,750	-	3,999,863	999,968	1,728,000	102,636	7,599,217
	2023	725,000	-	11,599,902	899,973	1,580,500	101,736	14,907,111

Lynn C. Martin	2025	739,583	-	3,641,276	-	1,822,500	21,000	6,224,359
President, NYSE Group	2024	725,000	-	2,599,748	649,968	1,566,000	20,700	5,561,416
	2023	714,583	-	3,699,850	549,985	1,580,500	19,800	6,564,718

Christopher S. Edmonds	2025	729,167	-	3,080,998	-	1,822,500	73,939	5,706,604
President, Fixed Income & Data Services	2024	689,583	-	1,999,796	499,984	1,512,000	69,306	4,770,669
	2023	664,583	-	4,799,820	449,973	1,471,500	29,233	7,415,109

(1)
The amounts in this column represent the aggregate grant date fair value of all RSU and PSU grants in the calendar year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, or ASC Topic 718, on the grant date (and therefore may differ from the target grant values discussed in the Compensation Discussion & Analysis). For RSUs, the grant date fair value was calculated based on our closing price on the grant date times the number of shares underlying such RSUs. For EBITDA-PSUs, the grant date fair value was calculated based on our closing price on the grant date times the number of shares underlying such PSUs that are projected to be earned based on the probable outcome of the performance conditions to which the awards are subject. For TSR-based PSUs, the grant date fair value was calculated based on a Monte Carlo simulation model. For further information regarding grant date fair value calculations, see Note 11 to our Consolidated Financial Statements for 2025 (filed with our Annual Report on Form 10-K). Amounts shown are for RSUs and PSUs that were granted in February 2025, February 2024, and February 2023. One-time deal incentive awards of PSUs granted to Mr. Sprecher, Mr. Gardiner, Mr. Jackson, Ms. Martin, and Mr. Edmonds in 2023 (i.e., 2023 Acquisition Related PSUs) are also reflected in this column. If the maximum level of performance were achieved for the PSUs granted in February 2025, the reported amounts would equal $20,824,823, $3,849,776, $7,349,603, $4,549,675, and $3,849,776 for each of Mr. Sprecher, Mr. Gardiner, Mr. Jackson, Ms. Martin, and Mr. Edmonds respectively.
(2)
The amounts in this column represent the aggregate grant date fair value of all stock option grants in the calendar year. These values were calculated in accordance with ASC Topic 718 on the date of grant. The values for our February 2024 awards were calculated using the following assumptions: risk-free interest rate 4.14%; expected life 6.0 years; expected volatility 24%; and expected dividend yield 1.33%. The values for our February 2023 awards were calculated using the following assumptions: risk-free interest rate 3.47%; expected life 6.1 years; expected volatility 24%; and expected dividend yield 1.56%. For further information regarding grant date fair value calculations, see Note 11 to our Consolidated Financial Statements for 2025 (filed with our Annual Report on Form 10-K).
(3)
The amounts in this column represent fiscal year 2023 through 2025 cash bonus awards that were paid in February of the following calendar year (i.e., February 2024, February 2025 and February 2026, respectively). For 2025, the NEOs were paid the amounts reported under “Non-Equity Incentive Plan Compensation” column pursuant to our Annual Executive Bonus Plan.
(4)
The amounts in this column represent the items in the 2025 All Other Compensation Table below.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 41

EXECUTIVE COMPENSATION

2025 All Other Compensation

The following table provides details regarding the perquisites received by each of the NEOs, as well as the other elements of compensation listed in the “All Other Compensation” column of the 2025 Summary Compensation Table, for the fiscal year ended December 31, 2025.

Name	401(k) Matching Contributions ($)(1)	Life Insurance Premiums ($)(2)	Disability Insurance Premiums ($)(3)	Other Amounts ($)(4)	Total ($)

Jeffrey C. Sprecher	21,000	-	-	-	21,000

A. Warren Gardiner	21,000	-	-	43,709	64,709

Benjamin R. Jackson	21,000	4,167	2,769	75,000	102,936

Lynn C. Martin	21,000	-	-	-	21,000

Christopher S. Edmonds	21,000	6,379	3,054	43,506	73,939

(1)
The amounts in this column represent fiscal year 2025 matching contributions under our 401(k) and Profit Sharing Plan (the “401(k) Plan”). The matching formula is 100% of the first 6% of the eligible employee’s compensation contributed to the 401(k) Plan, subject to plan and statutory limits. Each NEO participates under the same terms and conditions as all other eligible employees.
(2)
The amounts in this column represent fiscal year 2025 payments of term life insurance policy premiums.
(3)
The amounts in this column represent fiscal year 2025 payments of supplemental disability insurance policy premiums.
(4)
The amounts listed for Mr. Gardiner, Mr. Jackson, and Mr. Edmonds reflects the incremental cost of their personal use of the corporate aircraft during 2025, calculated based on the variable operating costs to ICE for each flight hour attributed to personal use (as well as any flight hours attributable to empty pick-up or return flights), including fuel costs; labor, parts and maintenance costs; landing and parking fees; on-board catering costs; and crew expenses. These per-hour costs were determined by using industry-standard cost-estimating guides. Since our aircraft is used primarily for business travel, we do not include the fixed costs that do not change based on usage, such as crew salaries, pilot training, depreciation, hangar rent and insurance. In addition to the incremental cost of personal aircraft use reported above, we also impute taxable income to the NEOs for any personal aircraft use in accordance with IRS regulations and ICE does not provide tax reimbursements, or “gross-ups,” on those amounts.

42 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

EXECUTIVE COMPENSATION

2025 Grants of Plan-Based Awards

The following table presents information relating to plan-based awards granted to the NEOs in fiscal year 2025. References in the table to “2022 OIP” refer to the 2022 Omnibus Employee Incentive Plan and references to “EBP” refer to the Annual Executive Bonus Plan.

	Grant Date and		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of shares	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Options	Grant Date Fair Value of Stock and Option
Name	Approval Date		Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	or units (#)	Options (#)	Awards ($/sh)	Awards ($)

Jeffrey C. Sprecher
2022 OIP	2/10/2025	(1)				17,801	35,603	71,206		—	—	5,949,973
2022 OIP	2/10/2025	(2)				13,351	26,702	53,404		—	—	6,254,142
2022 OIP	2/10/2025	(3)							26,702	—	—	4,462,438
EBP		(4)	3,187,500	3,750,000	7,500,000

A. Warren Gardiner
2022 OIP	2/10/2025	(1)				3,291	6,582	13,164		—	—	1,099,984
2022 OIP	2/10/2025	(2)				2,468	4,936	9,872		—	—	1,156,110
2022 OIP	2/10/2025	(3)							4,936	—	—	824,904
EBP		(4)	1,434,375	1,687,500	3,375,000

Benjamin R. Jackson
2022 OIP	2/10/2025	(1)				6,282	12,565	25,130		—	—	2,099,863
2022 OIP	2/10/2025	(2)				4,712	9,424	18,848		—	—	2,207,289
2022 OIP	2/10/2025	(3)							9,424	—	—	1,574,939
EBP		(4)	1,530,000	1,800,000	3,600,000

Lynn C. Martin
2022 OIP	2/10/2025	(1)				3,889	7,778	15,556		—	—	1,299,859
2022 OIP	2/10/2025	(2)				2,917	5,834	11,668		—	—	1,366,439
2022 OIP	2/10/2025	(3)							5,834	—	—	974,978
EBP		(4)	1,434,375	1,687,500	3,375,000

Christopher S. Edmonds
2022 OIP	2/10/2025	(1)				3,291	6,582	13,164		—	—	1,099,984
2022 OIP	2/10/2025	(2)				2,468	4,936	9,872		—	—	1,156,110
2022 OIP	2/10/2025	(3)							4,936	—	—	824,904
EBP		(4)	1,434,375	1,687,500	3,375,000

(1)
Represents EBITDA-based PSUs granted on February 10, 2025 with a three-year cliff vesting schedule (100% vesting on February 10, 2028, upon approval of the Company's actual performance from January 1, 2025 to December 31, 2027 compared to the targets). Please see the 2025 Executive Compensation — Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718.
(2)
Represents TSR-based PSUs granted on February 10, 2025 with a three-year cliff vesting schedule (100% vesting on February 10, 2028, upon approval of actual performance compared to the targets). The number of shares issued is determined based on the Company’s actual TSR performance compared to the companies in the S&P 500 Index over the three-year performance period January 1, 2025 through December 31, 2027. Please see the 2025 Executive Compensation — Equity Compensation section in the Compensation Discussion & Analysis for additional discussion of this grant. The grant date fair value of this award was calculated in accordance with ASC Topic 718.
(3)
Represents time-based RSUs granted on February 10, 2025 with a three-year ratable vesting schedule (33.3% vesting on each of February 10, 2026, February 10, 2027, and February 10, 2028).
(4)
Represents full-year threshold, target, and maximum annual bonus payout levels. Bonus targets as a percentage of salary for 2025 were as follows: 250% of salary for Mr. Sprecher, 225% of salary for Mr. Gardiner, 225% of salary for Mr. Jackson, 225% of salary for Ms. Martin, and 225% of salary for Mr. Edmonds. Actual bonus payout levels in any given year may range from no payout to bonus payments up to 200% of the established target levels. However, any bonus payment must be in accordance with the terms of the Annual Executive Bonus Plan. For fiscal year 2025, the Compensation Committee authorized cash payments at 108% of target based on our financial performance under the plan. These payments are reflected under the “Non-Equity Incentive Plan Compensation” column of our 2025 Summary Compensation Table.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 43

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table presents information relating to outstanding equity awards held by the NEOs for the fiscal year ended December 31, 2025, based on the price of our Common Stock on the NYSE at the time of closing on December 31, 2025, which was $161.96. References in the table to “2017 OIP” refer to the 2017 Omnibus Employee Incentive Plan and “2022 OIP” refer to the 2022 Omnibus Employee Incentive Plan. All values in the table reflect the 5-for-1 split of our Common Stock which occurred on November 3, 2016.

			Option Awards				Stock Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey C. Sprecher
2017 OIP	2/8/2018		152,299	-	67.00	2/8/2028
2017 OIP	2/8/2019		139,158	-	76.16	2/8/2029
2017 OIP	2/7/2020		129,105	-	92.63	2/7/2030
2017 OIP	2/5/2021		94,699	-	114.19	2/5/2031
2017 OIP	2/4/2022		88,699	-	129.76	2/4/2032
2022 OIP	2/3/2023		72,422	36,211	107.66	2/3/2033
2022 OIP	2/12/2024		26,401	52,802	135.46	2/12/2034
2022 OIP	2/3/2023	(3)					28,499	4,615,698
2022 OIP	2/12/2024	(4)					28,528	4,620,395
2022 OIP	2/10/2025	(5)					26,702	4,324,656
2022 OIP	2/3/2023	(6)					92,847	15,037,481
2022 OIP	10/4/2023	(7)							73,374	11,883,653
2022 OIP	2/12/2024	(8)							21,962	3,556,966
2022 OIP	2/12/2024	(9)							32,943	5,335,448
2022 OIP	2/10/2025	(10)							35,603	5,766,262
2022 OIP	2/10/2025	(11)							26,702	4,324,656

A. Warren Gardiner
2017 OIP	2/4/2022		8,869	-	129.76	2/4/2032
2022 OIP	2/3/2023		8,520	4,260	107.66	2/3/2033
2022 OIP	2/12/2024		3,993	7,987	135.46	2/12/2034
2022 OIP	2/3/2023	(3)					3,353	543,052
2022 OIP	2/12/2024	(4)					4,315	698,857
2022 OIP	2/10/2025	(5)					4,936	799,435
2022 OIP	2/3/2023	(6)					10,922	1,768,875
2022 OIP	10/4/2023	(7)							27,515	4,456,329
2022 OIP	2/12/2024	(8)							3,322	538,031
2022 OIP	2/12/2024	(9)							4,983	807,047
2022 OIP	2/10/2025	(10)							6,582	1,066,021
2022 OIP	2/10/2025	(11)							4,936	799,435

44 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

EXECUTIVE COMPENSATION

			Option Awards				Stock Awards

Name	Grant Date		Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Benjamin R. Jackson
2017 OIP	1/18/2017		25,723	-	57.31	1/18/2027
2017 OIP	2/8/2018		37,849	-	67.00	2/8/2028
2017 OIP	2/8/2019		34,285	-	76.16	2/8/2029
2017 OIP	2/7/2020		33,026	-	92.63	2/7/2030
2017 OIP	2/5/2021		33,034	-	114.19	2/5/2031
2017 OIP	2/4/2022		26,609	-	129.76	2/4/2032
2022 OIP	2/3/2023		21,908	10,955	107.66	2/3/2033
2022 OIP	2/12/2024		8,874	17,748	135.46	2/12/2034
2022 OIP	2/3/2023	(3)					8,622	1,396,419
2022 OIP	2/12/2024	(4)					9,589	1,553,034
2022 OIP	2/10/2025	(5)					9,424	1,526,311
2022 OIP	2/3/2023	(6)					28,088	4,549,120
2022 OIP	10/4/2023	(7)							73,374	11,883,653
2022 OIP	2/12/2024	(8)							7,382	1,195,589
2022 OIP	2/12/2024	(9)							11,073	1,793,383
2022 OIP	2/10/2025	(10)							12,565	2,035,027
2022 OIP	2/10/2025	(11)							9,424	1,526,311

Lynn C. Martin
2017 OIP	1/18/2017		15,882	-	57.31	1/18/2027
2017 OIP	2/8/2018		21,459	-	67.00	2/8/2028
2017 OIP	2/8/2019		19,417	-	76.16	2/8/2029
2017 OIP	2/7/2020		24,019	-	92.63	2/7/2030
2017 OIP	2/5/2021		24,225	-	114.19	2/5/2031
2017 OIP	2/4/2022		19,513	-	129.76	2/4/2032
2022 OIP	2/3/2023		13,388	6,695	107.66	2/3/2033
2022 OIP	2/12/2024		5,768	11,536	135.46	2/12/2034
2022 OIP	2/3/2023	(3)					5,269	853,367
2022 OIP	2/12/2024	(4)					6,235	1,009,821
2022 OIP	2/10/2025	(5)					5,834	944,875
2022 OIP	2/3/2023	(6)					17,165	2,779,972
2022 OIP	10/4/2023	(7)							13,757	2,228,084
2022 OIP	2/12/2024	(8)							4,798	777,084
2022 OIP	2/12/2024	(9)							7,197	1,165,626
2022 OIP	2/10/2025	(10)							7,778	1,259,725
2022 OIP	2/10/2025	(11)							5,834	944,875

Christopher S. Edmonds
2017 OIP	1/18/2017		5,000	-	57.31	1/18/2027
2017 OIP	2/8/2018		5,692	-	67.00	2/8/2028
2017 OIP	2/8/2019		11,631	-	76.16	2/8/2029
2017 OIP	2/7/2020		12,009	-	92.63	2/7/2030
2017 OIP	2/5/2021		11,011	-	114.19	2/5/2031
2017 OIP	2/4/2022		12,417	-	129.76	2/4/2032
2022 OIP	2/3/2023		10,954	4,549	107.66	2/3/2033
2022 OIP	2/12/2024		4,437	8,136	135.46	2/12/2034
2022 OIP	2/3/2023	(3)					4,312	698,372
2022 OIP	2/12/2024	(4)					4,795	776,598
2022 OIP	2/10/2025	(5)					4,936	799,435
2022 OIP	2/3/2023	(6)					14,043	2,274,424
2022 OIP	10/4/2023	(7)							27,515	4,456,329
2022 OIP	2/12/2024	(8)							3,691	597,794
2022 OIP	2/12/2024	(9)							5,536	896,611
2022 OIP	2/10/2025	(10)							6,582	1,066,021
2022 OIP	2/10/2025	(11)							4,936	799,435

(1)
Stock options granted beginning in 2018 vest 33.33% per year on the anniversary of the grant date.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 45

EXECUTIVE COMPENSATION

(2)
Market value of stock awards is calculated based on the price of our Common Stock on the NYSE at the time of closing on December 31, 2025 ($161.96) times the number of shares or units of stock that have not vested.
(3)
Represents EBITDA-based PSUs granted on February 3, 2023 and earned based on the achievement of 2023 financial performance vs. a pre-established EBITDA target, as well as performance of ICE’s TSR vs. the S&P 500 Index. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2023 actual performance compared to the target, and 33.3% on each of February 12, 2025 and 2026 subject to continued employment). Payout values reflect actual performance, which was 154.7% of the target performance level.
(4)
Represents EBITDA-based PSUs granted on February 12, 2024 and earned based on the achievement of 2024 financial performance vs. a pre-established EBITDA target. These PSUs vest and are settled over a three-year period (33.3% upon approval of 2024 actual performance compared to the target, and 33.3% on each of February 15, 2026 and 2027 subject to continued employment). Payout values reflect actual performance, which was 129.9% of the target performance level.
(5)
Represents time-based restricted stock units granted on February 10, 2025, with a three-year vesting schedule (33.3% vesting on each of February 10, 2026, 2027, and 2028 subject to continued employment).
(6)
Represents TSR-based PSUs granted on February 3, 2023 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing January 1, 2023. These PSUs cliff vest in February 2026 upon approval of actual performance compared to the targets. Payout values reflect actual performance, which was 168% of the target performance level.
(7)
Represents performance-based restricted stock units granted on October 4, 2023, with a vesting schedule consisting of three separate performance periods which are based on actual synergies achieved from the Black Knight acquisition as compared to targets during the performance periods. The three performance periods begin on the grant date and separately end on December 31, 2026, 2027, and 2028 with the applicable vesting occurring on February 8, 2027 for the performance period ending December 31, 2026, February 8, 2028 for the performance period ending December 31, 2027, and February 8, 2029 for the performance period ending December 31, 2028, all subject to continued employment.
(8)
Represents EBITDA-based PSUs granted on February 12, 2024 and earned based on the achievement of 2026 financial performance vs. a pre-established EBITDA target. These PSUs cliff vest in February 2027 upon approval of the actual performance compared to the targets. Payout values reflect 100% of the target performance value.
(9)
Represents TSR-based PSUs granted on February 12, 2024 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing January 1, 2024. These PSUs cliff vest in February 2027 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.
(10)
Represents EBITDA-based PSUs granted on February 10, 2025 and earned based on the achievement of 2027 financial performance vs. a pre-established EBITDA target. These PSUs cliff vest in February 2028 upon approval of the actual performance compared to the targets. Payout values reflect 100% of the target performance value.
(11)
Represents TSR-based PSUs granted on February 10, 2025 and earned based on ICE’s TSR vs. the S&P 500 over a three-year period commencing January 1, 2025. These PSUs cliff vest in February 2028 upon approval of actual performance compared to the targets. Payout values reflect 100% of the target performance level.

Option Exercises and Stock Vested During 2025

The following table presents information relating to stock option awards exercised and stock awards vested, respectively, during fiscal year 2025 for the NEOs.

	Option Awards Exercised in 2025		Stock Awards Vested in 2025

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (2)	Value Realized on Vesting ($)(3)

Jeffrey C. Sprecher	203,206	24,454,050	101,987	16,707,978

A. Warren Gardiner	-	-	11,431	1,876,354

Benjamin R. Jackson	8,633	954,161	31,181	5,109,925

Lynn C. Martin	11,493	1,348,626	21,414	3,504,962

Christopher S. Edmonds	10,691	1,236,444	16,014	2,635,429

(1)
The amounts in this column are calculated by multiplying the number of shares acquired on exercise by the difference between the fair market value of our Common Stock on the date of exercise and the exercise price of the stock options.
(2)
These shares represent PSUs initially granted on February 4, 2022, February 3, 2023, and February 12, 2024 that vested in 2025. For Mr. Edmonds, the amount also includes shares of RSUs granted on May 13, 2022, with a three-year vesting schedule (33.3% vesting on each of May 13, 2023, 2024, and 2025, respectively).

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(3)
The amounts in this column are calculated by multiplying the number of shares that in each case vested during 2025 by the fair market value of our Common Stock on the vesting date.

2025 Pension Benefits

We do not offer an active defined benefit pension plan or any other form of active supplemental executive retirement plan.

2025 Nonqualified Defined Contribution and Other Deferred Compensation Plans

We do not maintain any nonqualified defined contribution plans or active nonqualified deferred compensation plans, such as a supplemental executive retirement plan, 401(k) excess plan, or other vehicles to defer the receipt of cash or equity compensation.

Employment Agreements and Other Factors Affecting 2025 Compensation

We have entered into employment agreements with each of the NEOs that contain provisions that govern compensation in the event of termination for cause, termination by ICE unrelated to a Change in Control, and termination by ICE after a Change in Control. The material provisions regarding the employment agreements and the provisions governing these termination scenarios are described below.

Term of Employment

The employment agreement for Mr. Sprecher provides for an initial employment term of three years, which will be automatically extended for one (1) day each day during the term of each agreement so that the remaining term of the agreement is always three (3) years, unless either ICE or the executive, prior to the date of extension, give written notice to the other that there will be no extension. The effect of this provision is to ensure that the term remaining under any of these agreements is never more or less than the initial term. The employment agreements for Messrs. Gardiner, Jackson and Edmonds and Ms. Martin provide for an initial employment term of two (2) years. Each day, this term will be automatically extended for one (1) day so that there are always two years remaining in the term at any time.

Base and Bonus Compensation

The employment agreements for the NEOs provide for an initial annual base salary, subject to increase, and an annual bonus that is reasonable in light of the executive’s contribution for that year. In addition, each of the NEOs is also entitled to receive, from time to time, grants of awards under our equity plans, in each case as determined by the Compensation Committee or by the Board of Directors as a whole.

Non-competition

Mr. Sprecher agrees under his employment agreement that for the term of his employment agreement or, if less, for the one-year period (or, for Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, the eighteen month period) which starts on the date that their employment terminates, they will not assume or perform any managerial or supervisory responsibilities and duties that are substantially the same as those that they perform for ICE for any other business entity that engages in operating global commodity and financial products marketplaces for the trading of physical commodities, futures contracts, options contracts, and other derivative instruments, providing risk management tools and clearing services, providing brokerage services, and providing market data relating to these services in which ICE is engaged as of the date of termination of the executive’s employment or in which ICE proposes to engage under its business plan as in effect on such date, if any site of any of the offices or equipment of such competitive business is located in the U.S., Canada, the U.K. or Singapore.

The employment agreements provide that each executive may own 5% or less of the stock of a publicly traded company that engages in such competitive business, so long as they are only passive investors and are not actively involved in such company in any way.

Non-solicitation

Each of the NEOs is restricted from soliciting, for the purpose of competing with ICE or its affiliates, any of its customers or customers of its affiliates with whom the executive had contact, knowledge or association (i) at any time during the executive’s employment with ICE or its affiliates and (ii) at any time during the twenty-four month period (the eighteen-month period for

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 47

EXECUTIVE COMPENSATION

Messrs. Gardiner, Jackson and Edmonds and Ms. Martin) immediately preceding the beginning of the “restricted period.” “Restricted period” means, for Mr. Sprecher, the term of the executive’s employment agreement, including after termination of employment, the remainder of the term of the agreement without regard to the reason for the executive’s termination of employment (as such initial term may have been extended under the agreement). For Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, “restricted period” means the eighteen-month period after termination of employment, without regard to the reason for termination of employment.

Confidentiality Provisions

Each of the NEOs is subject to customary confidentiality provisions during the term of employment and for at least a five-year period after termination, and each executive must not use or disclose any of ICE’s trade secrets for as long as they remain trade secrets.

Termination for Cause or Executive Resignation Other than for Good Reason

For each of the NEOs, if ICE terminates the executive for “Cause,” as such term is defined below, if the executive resigns other than for “Good Reason,” as such term is defined below, or if the executive’s employment terminates as a result of death or disability, ICE must pay the executive, among other benefits, all accrued but unpaid salary, annual bonus, if any, and unreimbursed expenses. If an executive’s employment terminates as a result of death, any unvested stock options, unvested RSUs and unvested PSUs will become immediately vested.

Qualifying Retirement

Applicable only to equity awards granted after February 1, 2026, our NEOs may terminate employment as a result of a Qualified Retirement which will allow, in specific circumstances, eligible unvested equity to vest at the termination date with delivery of the underlying shares occurring at the originally scheduled vesting dates.

The term "Qualified Retirement" means a voluntary termination of executive's employment initiated by executive (while executive is in good standing with the Company) where, as of executive's termination date (i) executive's age plus years of service at ICE is equal to or greater than sixty-five (65), (ii) executive is at least fifty-five (55) years of age, (iii) executive has been an officer of ICE for at least five (5) years, and (iv) executive provides a minimum of six (6) months' written notice to ICE prior to executive's termination date.

In the event of a Qualified Retirement, any outstanding equity awards granted after February 1, 2026 and more than twelve (12) months prior to the Qualified Retirement termination date will remain outstanding, and the underlying shares will be delivered on the award's originally scheduled vesting dates (with performance stock units settled based on actual results in accordance with their terms), provided that executive agrees in writing to extend the non-solicitation of customers, non-solicitation of employees, and non-compete provisions of executive's employment agreement through the furthest vesting date of any equity award covered by this provision. For the avoidance of doubt, any equity awards granted to executive within twelve (12) months of the Qualified termination date will be forfeited.

The Compensation Committee believes this structure appropriately balances the Company's talent and succession planning objectives with robust protections for stockholders, aligns with prevalent market practice, and rewards long-term service while maintaining retention of key leaders through transition periods.

Qualifying Termination Unrelated to a Change in Control

For each of the NEOs, if there is a termination of employment by ICE without “Cause” or resignation by the executive for “Good Reason” (each, a “Qualifying Termination”) that is unrelated to a “Change in Control,” as such terms are defined below, ICE must pay a lump sum cash payment equal to (i) the amount of salary the executive would have received over the remainder of the term of employment and (ii) three (3) times (two (2) times in the case of Messrs. Gardiner, Jackson and Edmonds and Ms. Martin), the greater of the average of the last three bonuses and the last bonus paid to the executive prior to termination. In addition, for Mr. Sprecher, any stock options or other equity awards granted (including performance stock units which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. For Messrs. Gardiner, Jackson and Edmonds and Ms. Martin, any stock options or other equity awards granted (including performance stock units which were earned but not vested for any performance period that was completed as of the termination of employment) that would otherwise vest in the two-year period following

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termination will become exercisable or vest upon termination. Performance stock units for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date.

Further, each of the NEOs are eligible to receive a lump sum cash payment in respect of their costs for two years’ group health coverage under COBRA, in accordance with their employment agreements.

“Cause,” as used in the employment agreements for each of the NEOs, generally means: (i) the employee is convicted of, pleads guilty to or otherwise admits to any felony or act of fraud, misappropriation or embezzlement; (ii) the employee knowingly engages or fails to engage in any act or course of conduct that (a) is reasonably likely to adversely affect ICE’s rights or qualification under applicable laws, rules or regulations to serve as an exchange or other form of a marketplace for trading the products defined in the non-competition section or (b) violates the rules of any exchange or market on which ICE effects trades (or at such time is actively contemplating effecting trades) and is reasonably likely to lead to a denial of ICE’s right or qualification to effect trades on such exchange or market; (iii) there is any act or omission by the employee involving malfeasance or gross negligence in the performance of his or her duties and responsibilities or the exercise of his or her powers to the material detriment of ICE; or (iv) the employee (a) breaches any of the covenants made under his employment agreement or (b) violates any provision of any code of conduct adopted by ICE that applies to him or her if the consequence to such violation ordinarily would be a termination of his or her employment.

“Change in Control,” as used in the employment agreements for each of the NEOs, generally means: (i) any person is or becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of any outstanding ICE securities eligible to vote in an election of directors (subject to certain exceptions, including if such person is the executive, an entity controlled by the executive or group of which the executive is a member); (ii) any dissolution or liquidation of ICE or any sale or disposition of 50% or more of ICE’s assets or business; or (iii) the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving ICE, unless (a) the persons who were the beneficial owners of outstanding ICE securities eligible to vote in an election of directors immediately before the consummation of such transaction hold more than 60% of the voting power immediately following the consummation of such transaction, and (b) each such person holds such securities in substantially the same proportion immediately following the consummation of such transaction as each such person had held immediately prior to the consummation of such transaction.

“Good Reason,” as used in the employment agreements for each of the NEOs, generally means: (i) there is a material reduction in the executive’s base salary or opportunity to receive any annual bonus and equity grants without the executive’s express written consent; (ii) there is a material reduction in the scope, importance or prestige of the executive’s duties; (iii) executive is transferred to a work site that is more than thirty miles from his or her then current work site; (iv) after a Change in Control, executive’s job title is materially changed or executive is no longer provided the same or substantially equivalent plans, programs and policies; (v) there is a material breach of the executive’s employment agreement; (vi) executive receives notice of non-renewal during the three years following a Change in Control; (vii) the failure of any successor to ICE to expressly assume executive’s employment agreement; or (viii) in the case of Mr. Sprecher, ICE fails to nominate Mr. Sprecher for re-election to the Board of Directors.

Qualifying Termination Following a Change in Control

For each of the NEOs, if the Qualifying Termination occurs following, or within 180 days prior to, the effective date of a Change in Control of ICE, ICE must pay the executive a lump sum amount of cash equal to three (3) times (two (2) times in the case of Messrs. Gardiner, Jackson and Edmonds and Ms. Martin) (i) the executive’s salary and (ii) the greater of the average of the last three bonuses paid to executive prior to termination, the last bonus paid to executive prior to the effective date of a Change in Control and the last bonus paid to executive prior to termination. In addition, any stock options or other equity awards granted (including performance stock units which were earned but not vested for any performance period that was completed as of the termination of employment) will become exercisable or vest upon the executive’s termination. Performance stock units for any performance period in progress as of the termination of employment will be earned based on actual performance as determined after completion of the performance period, in accordance with the terms of such grants, and such earned awards will fully vest on such determination date. The executive will be entitled to exercise stock options that had been granted after entering into the employment agreement for the same period as if the executive had continued in employment through the remainder of the employment term.

Further, each of the NEOs are eligible to receive a lump sum cash payment in respect of their costs for two years’ group health coverage under COBRA, in accordance with their employment agreements.

No officers, including the NEOs, are eligible for any “golden parachute” excise tax gross-up.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 49

EXECUTIVE COMPENSATION

2025 Potential Payments upon Termination or Change in Control

The following table presents the estimated benefits and payments for termination of the NEOs unrelated to a Change in Control and following, or within 180 days prior to, a Change in Control, assuming the termination took place on the last business day of the most recently completed fiscal year. For certain items below, the values are based on the closing price of $161.96 for our Common Stock on the NYSE on December 31, 2025. Other applicable terms for these benefits and payments are discussed above under Termination by ICE Unrelated to a Change in Control and Termination Following a Change in Control.

Name	Termination for Cause ($)	Voluntary Resignation Other Than for Good Reason ($)	Disability ($) (4)	Death ($) (4)	Termination by ICE Unrelated to a Change in Control ($)	Termination Following a Change in Control ($)

Jeffrey C. Sprecher
Cash Severance (1)	-	-	-	-	14,625,000	14,625,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	49,955	49,955
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	57,985,764	57,985,764	57,985,764
Total:	0	0	0	57,985,764	72,660,719	72,660,719
A. Warren Gardiner
Cash Severance (1)	-	-	-	-	4,416,000	4,416,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	69,961	69,961
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	11,450,172	11,450,172	11,450,172
Total:	0	0	0	11,450,172	15,936,133	15,936,133
Benjamin R. Jackson
Cash Severance (1)	-	-	-	-	5,056,000	5,056,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	71,097	71,097
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	27,289,245	27,289,245	27,289,245
Total:	0	0	0	27,289,245	32,416,342	32,416,342
Lynn C. Martin
Cash Severance (1)	-	-	-	-	4,632,000	4,632,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	0	0
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-		11,753,618	11,753,618	11,753,618
Total:	0	0	0	11,753,618	16,385,618	16,385,618
Christopher S. Edmonds
Cash Severance (1)	-	-	-	-	4,524,000	4,524,000
Cost of Welfare Benefits Continuation (2)	-	-	-	-	79,394	79,394
Value of Equity Awards Subject to Accelerated Vesting (3)	-	-	-	12,243,668	12,243,668	12,243,668
Total:	0	0	0	12,243,668	16,847,062	16,847,062

(1)
These amounts represent the cash severance payments in accordance with employment agreements in effect as of December 31, 2025 (as discussed in the preceding narrative) under the termination scenarios described in the table. These calculations assume all earned base salary and annual incentive payments have been paid. For a termination unrelated to a Change in Control, the duration of the remaining employment term has been assumed to equal three years for Mr. Sprecher. For Messrs. Gardiner, Jackson, Edmonds and Ms. Martin, the remaining term has been assumed to be two years. Also, in light of the assumed termination date of December 31, 2025, the fiscal year 2024 bonus that was paid in February 2025 is the last bonus paid for purposes of the severance calculation under the employment agreements.
(2)
For each NEO, the welfare benefit costs include estimated costs to Messrs. Sprecher, Gardiner, Jackson, Edmonds and Ms. Martin of two years' group health coverage under COBRA, as called for according to their employment agreements. Ms. Martin was not enrolled in ICE's group health coverage in 2025.

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(3)
The market value of stock awards is calculated based on the closing price of our Common Stock on NYSE on December 31, 2025: $161.96. These costs include the acceleration of vesting of unvested equity awards (including the value of unvested dividend equivalent rights) under termination scenarios as described above, with the value of options based on the “spread” between $161.96 and the option’s strike price at December 31, 2025 and the value of any PSUs with open measurement periods assumed to vest at target. These amounts do not include the value of vested equity awards outstanding as of December 31, 2025.
(4)
The amounts reported in the table above do not reflect payments upon an NEO’s disability or death under our supplemental disability insurance benefit and life insurance benefit programs, respectively. See the Other Compensation and Benefits section of the Compensation Discussion & Analysis for a description of these benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Mulhern, Ms. Cooper, and Lord Hague of Richmond served as members of our Compensation Committee during 2025. None of Mr. Mulhern, Ms. Cooper, and Lord Hague of Richmond is or ever was an officer or employee of the Company. None of our executive officers or directors serves (or, during any time in 2025, served) as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 51

NON-EMPLOYEE DIRECTOR COMPENSATION

As with our executive compensation program, the Compensation Committee utilizes the services of an independent compensation consultant to benchmark the competitiveness of our director compensation program, including compensation offered for service on subsidiary boards. During 2025, the Compensation Committee reviewed a director compensation benchmarking report from CAP that analyzed each aspect of director compensation against the same peer companies that were utilized for the executive compensation benchmarking report. Based on the results of this report and consultation with its compensation consultant, the Compensation Committee approved the following non-employee director compensation pay levels for 2025 and other than the noted change to the annual equity award, pay levels were consistent with those in 2024.

•
An annual retainer of $100,000;
•
An annual retainer of $15,000 for members of the Audit Committee and $10,000 for members of the Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee;
•
An annual retainer for committee chairpersons (in lieu of the committee member retainers described above) of $35,000 for the Audit Committee, $30,000 for the Compensation Committee, and $25,000 for the Nominating & Corporate Governance Committee and Risk Committee;
•
A lead independent director fee of $65,000; and
•
A grant of $235,000 (up from $220,000 in 2024) in the form of RSUs that vest one year from the date of grant (with the number of units calculated at the time of grant by dividing the annual grant value by the closing price per share on the grant date).

Directors do not receive fees for attending individual Board of Directors or committee meetings in addition to the annual retainers referenced above. Directors who are also ICE employees do not receive additional compensation for serving as directors.

Subsidiary Board Service and Compensation

In addition to serving on the Board of Directors, many of our non-employee directors also serve as directors on the board of directors or as managers on the board of managers of our subsidiaries. We believe it is important for Board members to serve on our subsidiary boards to provide a consistent perspective on Company strategy, values and governance. In 2025, eight of our current non-employee directors served as members of the boards of our regulated subsidiaries as illustrated below:

Independent Director	ICE Clear Credit LLC	ICE Futures Europe	ICE Mortgage Services, LLC	ICE NGX Canada Inc.	NYSE Group Subs.	ICE Clear Europe Limited	ICE Mortgage Technology Holdings, Inc.	ICE Endex Markets B.V.

Hon. Sharon Y. Bowen (1)					X(Chair)

Duriya M. Farooqui (2)				X	X

Lord Hague of Richmond (3)		X(Chair)

Lord Hill of Oareford (4)		X						X

Mark F. Mulhern (5)							X

Caroline L. Silver (6)						X(Chair)

Judith A. Sprieser (7)	X		X		X

Martha A. Tirinnanzi (8)	X		X				X

(1)
In 2025, Ms. Bowen attended a total of 12 board and committee meetings for NYSE Group subsidiaries.
(2)
In 2025, Ms. Farooqui attended a total of 8 board and committee meetings for ICE NGX Canada Inc. and a total of 12 board and committee meetings for NYSE Group subsidiaries.
(3)
In 2025, Lord Hague of Richmond attended a total of 6 board and committee meetings for ICE Futures Europe.
(4)
In 2025, Lord Hill of Oareford attended a total of 4 supervisory board meetings for ICE Endex Markets B.V. and a total of 2 board and committee meetings for ICE Futures Europe.

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(5)
In 2025, Mr. Mulhern attended a total of 8 board and committee meetings for ICE Mortgage Technology Holdings, Inc.
(6)
In 2025, Ms. Silver attended a total of 17 board and committee meetings for ICE Clear Europe Limited.
(7)
In 2025, Ms. Sprieser attended a total of 12 board and committee meetings for ICE Clear Credit LLC, a total of 8 board and committee meetings for ICE Mortgage Services, LLC, and a total of 11 board and committee meetings for NYSE Group subsidiaries.
(8)
In 2025, Ms. Tirinnanzi attended a total of 8 board and committee meetings for ICE Mortgage Services, LLC, a total of 8 board and committee meetings for ICE Mortgage Technology Holdings, Inc. and a total of 9 board and committee meetings for ICE Clear Credit LLC.

Given the significant level of responsibility, regulatory oversight of subsidiary activities, and director time commitment to serve on subsidiary boards, we provide compensation to non-employee directors for their service on these subsidiary boards (as illustrated in the below table). Each of these subsidiary boards meets independently and generally holds four or more meetings a year. In addition, each subsidiary board has committees which also hold meetings during the year. Accordingly, with the assistance of CAP, we have structured subsidiary compensation to include elements similar to Board compensation (i.e., board retainer and committee retainers). We also provide office space for certain of our directors that serve as chair of the board of directors of an operating subsidiary.

In 2017, we received stockholder approval for, and we implemented, an amendment to our 2013 Omnibus Non-Employee Director Incentive Plan to formally institute a maximum annual compensation level of $850,000 per year (including cash and equity-based compensation from Board service and subsidiary board service, as may be applicable) which has carried over to our 2022 Omnibus Non-Employee Director Incentive Plan approved by stockholders in May 2022. As noted in the table below, all of our directors were below this limit in 2025.

2025 Director Compensation Table

The following table presents information relating to compensation for our non-employee directors for the fiscal year ending December 31, 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Hon. Sharon Y. Bowen	110,000	234,941	161,250	506,191
Shantella E. Cooper	135,000	234,941	-	369,941
Duriya M. Farooqui	115,000	234,941	155,000	504,941
Lord Hague of Richmond	120,000	259,793	148,214	528,007
Lord Hill of Oareford	28,533	244,806	174,834	448,173
Mark F. Mulhern	145,000	234,941	55,000	434,941
Thomas E. Noonan	200,000	234,941	-	434,941
Caroline L. Silver	110,000	259,793	159,667	529,460
Judith A. Sprieser	145,000	259,793	180,000	584,793
Martha A. Tirinnanzi	115,000	259,793	163,532	538,325

(1)
The amounts in this column represent fiscal year 2025 cash payments for Board and committee retainers. Lord Hill of Oareford was appointed as a director of ICE effective September 18, 2025, therefore his fiscal year 2025 cash payments were prorated.
(2)
The amounts in this column represent the aggregate fair value of restricted stock units granted for board service in the 2025 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $176.25, times the number of restricted stock units granted. Annual grants to directors were approved on May 15, 2025. For Lord Hill of Oareford, a grant made on September 22, 2025 to recognize his election to the ICE parent board is also included. As of December 31, 2025, each of Lord Hague of Richmond, Ms. Silver, Ms. Sprieser, and Ms. Tirinnanzi held 1,474 unvested RSUs, Lord Hill of Oareford held 1,437 unvested RSUs, and each of Mses. Bowen, Cooper, Farooqui, and Messrs. Mulhern and Noonan held 1,333 unvested RSUs.
(3)
The amounts in this column represent fees paid in cash to directors that also served as members of the boards of directors of our regulated subsidiaries: ICE Futures Europe, ICE Clear Europe Limited, ICE Endex Markets, B.V., ICE Clear Credit, LLC, ICE Digital Trust, LLC, ICE NGX Canada Inc., ICE Mortgage Services, LLC, ICE Mortgage Technology Holdings, Inc., New York Stock Exchange, LLC, NYSE American LLC, NYSE Arca, Inc., NYSE National, Inc, and NYSE Texas, Inc. The amount shown for Lord Hill of Oareford also includes £90,000 (approximately $115,528 using the conversion rate on each payment date) in payments made under a consultancy agreement with ICE

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NON-EMPLOYEE DIRECTOR COMPENSATION

Futures Europe prior to his nomination to the ICE Board. The amounts in this column also do not include charitable contributions made by ICE at the direction of certain U.S. directors that made an equivalent contribution to our Political Action Committee (“PAC”). If a U.S. director makes a contribution to our PAC, ICE will make a contribution in the same amount as contributed by the director (up to $5,000) to certain eligible charities, as requested by the director. In fiscal year 2025, the following Directors made a contribution to our PAC that resulted (or could result) in a charitable contribution by ICE at the director's request: Ms. Cooper: $5,000, Mr. Mulhern: $5,000, and Ms. Tirinnanzi: $5,000.

As required, the above table represents the value of all compensation paid to our directors, including fees paid for both Board service and subsidiary board service, on a combined basis. The table immediately below illustrates compensation paid to our directors for service on the Board exclusively and is a more accurate comparator when evaluating Board compensation at Intercontinental Exchange relative to other public peers.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Hon. Sharon Y. Bowen	110,000	234,941	-	344,941
Shantella E. Cooper	135,000	234,941	-	369,941
Duriya M. Farooqui	115,000	234,941	-	349,941
Lord Hague of Richmond	120,000	234,941	-	354,941
Lord Hill of Oareford	28,533	234,936	-	263,469
Mark F. Mulhern	145,000	234,941	-	379,941
Thomas E. Noonan	200,000	234,941	-	434,941
Caroline L. Silver	110,000	234,941	-	344,941
Judith A. Sprieser	145,000	234,941	-	379,941
Martha A. Tirinnanzi	115,000	234,941	-	349,941

(1)
The amounts in this column represent fiscal year 2025 cash payments for ICE Board and committee retainers only. Lord Hill of Oareford was appointed as a director of ICE effective September 18, 2025, therefore his fiscal year 2025 cash payments were prorated.
(2)
The amounts in this column represent the aggregate fair value of restricted stock units granted for board service in the 2025 calendar year calculated in accordance with ASC Topic 718, which is equal to our closing stock price on the grant date, $176.25, times the number of restricted stock units granted. Annual grants to directors were approved on May 15, 2025. As of December 31, 2025, each of Lord Hague of Richmond, Ms. Silver, Ms. Sprieser, and Ms. Tirinnanzi held 1,474 unvested RSUs, Lord Hill of Oareford held 1,437 unvested RSUs, and each of Mses. Bowen, Cooper, Farooqui, and Messrs. Mulhern and Noonan held 1,333 unvested RSUs.
(3)
The amounts in this column also do not include charitable contributions made by ICE at the direction of certain U.S. directors that made an equivalent contribution to our PAC. If a U.S. director makes a contribution to our PAC, ICE will make a contribution in the same amount as contributed by the director (up to $5,000) to certain eligible charities, as requested by the director. In fiscal year 2025, the following Directors made a contribution to our PAC that resulted (or could result) in a charitable contribution by ICE at the director's request: Ms. Cooper: $5,000, Mr. Mulhern: $5,000, and Ms. Tirinnanzi: $5,000. For Lord Hill of Oareford, the amount in this column does not include payments in the amount of £90,000 (approximately $115,528 using the conversion rate on each payment date) made under a consultancy agreement with ICE Futures Europe prior to his nomination to the ICE Board.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the above Compensation Discussion & Analysis with management, and based upon such review and discussion, has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in ICE’s Proxy Statement for the 2026 Annual Meeting of Stockholders.

Compensation Committee:

Mark F. Mulhern, Chair

Shantella E. Cooper

The Rt. Hon. the Lord Hague of Richmond

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NON-EMPLOYEE DIRECTOR COMPENSATION

PAY RATIO

Our median employee was identified based on target total cash compensation, measured as base salary plus target annual bonus plus commission, from our employee population as of December 31, 2025. As we are a U.S.-based entity and our Chief Executive Officer, Jeffrey Sprecher, is paid in U.S. dollars (“USD”), all amounts paid in currency other than USD were converted to USD prior to identification of the median employee. Mr. Sprecher had 2025 annual total compensation of $22,133,386, as reflected in the 2025 Summary Compensation Table above. Our identified median employee’s annual total compensation for 2025, as calculated using the same methodology, was $112,902. As a result, we estimate that Mr. Sprecher’s 2025 annual total compensation was approximately 196 times that of our median employee.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 55

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE

In accordance with Item 402(v) of Regulation S-K, the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. The “Compensation Actually Paid” and other compensation figures shown here are calculated in accordance with applicable regulatory guidance. More information on the Company’s compensation program and decisions for the 2025 performance year can be found in the Compensation Discussion and Analysis.

						Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)		Average Summary Compensation Table Total for non-PEO NEOs(1)(3)	Average Compensation Actually Paid to non-PEO NEOs(2)(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)	Net Income (in millions)(6)	Adjusted EBITDA (in millions)(7)

2025	$22,133,386		$28,617,998	$6,586,737	$8,168,761	$149.78	$141.57	$3,315	$6,605

2024	$19,520,589		$37,614,167	$5,578,537	$9,705,385	$136.26	$135.56	$2,754	$5,995

2023	$27,550,872		$46,080,233	$8,914,154	$12,861,723	$116.01	$112.57	$2,368	$5,047

2022	$16,703,980	-$	720,835	$4,370,473	$1,439,562	$91.26	$97.21	$1,446	$4,760

2021	$14,788,386		$27,305,887	$4,055,015	$6,472,548	$119.94	$110.60	$4,058	$4,627

(1)
Represents the total compensation for our CEO, Mr. Sprecher, and the average total compensation for our non-PEO NEOs from the Summary Compensation Table for 2025, 2024, 2023, 2022, and 2021.
(2)
Represents the total compensation from the Summary Compensation Table for our CEO and the average total compensation for our non-PEO NEOs during 2025, 2024, 2023, 2022, and 2021 as adjusted to reflect changes in the fair value of outstanding stock and option awards in accordance with Item 402(v) of Regulation S-K. The tables detail the adjustments.

Reconciliation of Summary Compensation Totals and Compensation Actually Paid	2025		2024
	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs

Summary Compensation Table Total	$22,133,386	$6,586,737	$19,520,589	$5,578,537
- Stock and Option Awards (a)	$16,666,553	$3,921,341	$14,874,889	$3,249,827
+ Year End Fair Value of Equity Awards Granted in the Applicable Year	$15,550,142	$3,658,669	$21,413,639	$4,678,315
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End	$4,549,206	$1,188,197	$10,574,393	$2,453,370
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$2,419,025	$482,646	$397,370	$90,556
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$632,792	$173,853	$583,065	$154,434
Compensation Actually Paid	$28,617,998	$8,168,761	$37,614,167	$9,705,385

56 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

PAY VERSUS PERFORMANCE

Reconciliation of Summary Compensation Totals and Compensation Actually Paid	2023			2022
	PEO	Average Non- PEO NEOs	PEO		Average Non- PEO NEOs

Summary Compensation Table Total	$27,550,872	$8,914,154		$16,703,980		$4,370,473
- Stock and Option Awards (a)	$22,874,822	$6,687,312		$12,499,797		$2,449,833
+ Year End Fair Value of Equity Awards Granted in the Applicable Year	$35,627,474	$9,518,746		$8,818,596		$1,753,552
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End	$4,624,487	$900,029	-$	11,818,153	-$	1,959,594
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$738,189	$126,718	-$	2,243,717	-$	334,757
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$414,033	$89,388		$318,256		$59,721
Compensation Actually Paid	$46,080,233	$12,861,723	-$	720,835		$1,439,562

Reconciliation of Summary Compensation Totals and Compensation Actually Paid		2021
	PEO		Average Non- PEO NEOs

Summary Compensation Table Total		$14,788,386		$4,055,015
- Stock and Option Awards (a)		$10,749,866		$2,129,927
+ Year End Fair Value of Equity Awards Granted in the Applicable Year		$17,460,293		$3,371,012
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End		$6,127,842		$1,240,419
+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	-$	495,424	-$	98,789
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation		$174,656		$34,818
Compensation Actually Paid		$27,305,887		$6,472,548

(a)
Represents the aggregate grant date fair value of all equity awards reported in the Stock Awards and Stock Option Awards columns in the Summary Compensation Table for the applicable year.
(b)
Represents the sum of the fair value of all equity awards granted during the covered fiscal year, measured at the end of the year plus the change in fair value of unvested awards granted in prior fiscal years, measured at the end of the covered fiscal year (or, for awards that vested in the covered fiscal year, as of the vesting date). The valuation methodology used to calculate fair values is consistent with those used at the time of grant.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 57

PAY VERSUS PERFORMANCE

(3)
Our non-PEO NEOs include the following individuals for each year:

2025	2024	2023	2022	2021

A. Warren Gardiner	A. Warren Gardiner	A. Warren Gardiner	A. Warren Gardiner	A. Warren Gardiner

Benjamin Jackson	Benjamin Jackson	Benjamin Jackson	Benjamin Jackson	Scott Hill

Lynn Martin	Lynn Martin	Lynn Martin	Lynn Martin	Benjamin Jackson

Christopher Edmonds	Christopher Edmonds	Christopher Edmonds	Christopher Edmonds	David Goone

Lynn Martin

(4)
Total Shareholder Return for each fiscal year is based on a $100 common equity investment at the close of December 31, 2020 measuring through and including the end of the applicable year.
(5)
The Peer Group reflects the Company’s peer group that is used for purposes of compensation benchmarking, as defined in the Compensation Discussion and Analysis. This peer group was modified in 2025 to remove Salesforce.com Inc. and add Charles Schwab Corporation. The Peer Group Total Shareholder Return with respect to the former peer group is $133.09, $137.20, $111.74, $85.83, and $107.28 for 2025, 2024, 2023, 2022, and 2021, respectively.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)
Represents the most important financial performance measure not otherwise reported in the above table that is used by the Company to link actual compensation paid during the most recent fiscal year to the Company’s performance, as required pursuant to Item 402(v) of Regulation S-K. Adjusted EBITDA is defined as “earnings before interest and other non-operating income and expense, taxes, depreciation and amortization,” which is a non-GAAP financial measure.

58 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

PAY VERSUS PERFORMANCE

Relationship Between Compensation and Financial Performance

The table below shows the relationship between the compensation actually paid to the CEO and Average non-PEO NEOs relative to net income and adjusted EBITDA for 2025, 2024, 2023, 2022, and 2021.

The table below shows the relationship between the compensation actually paid to the CEO and Average non-PEO NEOs relative to TSR for ICE and the peer group for 2025, 2024, 2023, 2022, and 2021.

The Compensation Committee considers the following (unranked) financial measures to be the most important in aligning the short- and long-term incentive compensation of our CEO and other NEOs with performance:

•
Net Revenues
•
Adjusted Operating Income
•
Adjusted EBITDA
•
Relative Total Shareholder Return
•
Strategic MBOs

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 59

AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION

AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION

PROPOSAL 3 — APPROVAL OF THE ADOPTION OF AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION TO SUPPLEMENT VOTING AND OWNERSHIP LIMITATIONS FOR REGULATORY COMPLIANCE

General

On February 28, 2026, our Board approved and declared advisable amendments (the “Regulatory Amendments”) to the Seventh Amended and Restated Certificate of Incorporation (our current “Certificate of Incorporation”). The proposed Regulatory Amendments supplement the amendments made to our Certificate of Incorporation in 2025 (the “2025 Regulatory Amendments”) in connection with the registration of ICE’s subsidiary, ICE Swap Trade, LLC, with the SEC as a security-based swap execution facility (“SBSEF”). In order to comply with the then-new SEC requirements applicable to SBSEFs, the 2025 Regulatory Amendments extended the limitations on stockholder voting and ownership requirements applicable to ICE as the controller of a registered SBSEF. In accordance with SEC requirements, we submitted the 2025 Regulatory Amendments to the SEC for their review and approval. The SEC approved the 2025 Regulatory Amendments, but requested that certain additional changes be made to the Certificate of Incorporation regarding the existing limitations on stockholder voting, ownership and quorum requirements, in each case, for so long as ICE controls, directly or indirectly, an SBSEF.

If our stockholders approve this Proposal, the Eighth Amended and Restated Certificate of Incorporation in the form attached as Exhibit A (the “Eighth Amended and Restated Certificate of Incorporation”) will be approved and the Company will then file the Eighth Amended and Restated Certificate of Incorporation with the SEC. As further described below, after the relevant documents are filed with and (if required) approved by the SEC, the Eighth Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware and will become effective when filed or at such later time as may be stated in such filing with the Secretary of State.

The form of the Eighth Amended and Restated Certificate of Incorporation contemplated by this Proposal is set forth in Exhibit A of this Proxy Statement, with proposed additions demarcated by double underline and proposed deletions demarcated by strike-through. The description of the proposed Eighth Amended and Restated Certificate of Incorporation set forth below is qualified in its entirety by reference to the text in Exhibit A. The Board recommends that the stockholders approve the adoption of the Eighth Amended and Restated Certificate of Incorporation to respond to the SEC's requests.

Limitations on Voting and Ownership (Article V) / Stockholder Action (Article IX) / Amendments (Article X)

As the owner of national securities exchanges registered under Section 6 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) (including the NYSE) and an SBSEF registered under Section 3D of the Exchange Act, Article V (Limitations on Voting and Ownership) of the Certificate of Incorporation contains limitations on stockholder voting and ownership, Article IX (Stockholder Action) excludes ownership interests in excess of the voting and ownership limitations from being included for purposes of determining quorum requirements at any meeting of the Company’s stockholders and Article X (Amendments), each as summarized below:

Voting: Each share of common stock is entitled to one vote per share, provided that for so long as the Company directly or indirectly controls a national securities exchange registered under Section 6 of the Securities Exchange Act or an SBSEF registered under Section 3D of the Exchange Act (each such national securities exchange or SBSEF so controlled, an “Exchange”), (a) no person, either alone or together with its related persons (as that term is defined in Article V), is entitled to vote or cause the voting of shares of the Company’s stock representing in the aggregate more than 10% of the then outstanding votes entitled to be cast on such matter (such threshold, the “Voting Limitation”), and (b) if any person, either alone or together with its related persons, is party to any arrangement relating to shares of stock of the Company, entitled to vote on any matter with any other person, either alone or together with its related persons, where the effect of the arrangement would be to enable any person, either alone or together with its related persons, to vote, possess the right to vote or cause the voting of shares of stock of the Company that would exceed 10% of the then outstanding votes entitled to be cast on such matter (the “Recalculated Voting Limitation”), then the person, either alone or together with its related persons, is not entitled to vote or cause the voting of shares of stock of the Company beneficially owned by such person, either alone or together with its related persons, in person or

60 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION

by proxy or through any voting agreement or other arrangement, to the extent that such shares represent in the aggregate more than the Recalculated Voting Limitation. The Company will disregard any votes cast in excess of the 10% Voting Limitation or Recalculated Voting Limitation unless the Board expressly permits a person, either alone or together with its related persons, to exercise a vote in excess of the Voting Limitation or Recalculated Voting Limitation and the SEC approves the Board action.

Ownership: For so long as the Company directly or indirectly controls an Exchange, no person, either alone or together with its related persons, may beneficially own shares of stock representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter. The 20% ownership limitation will apply unless the Board expressly permits a person, either alone or together with its related persons, to own shares in excess of the limitation and the SEC approves such exception. If no such permission is granted and approved, any person who owns shares of the Company’s stock in excess of the 20% ownership threshold will be obligated to sell, and the Company will be obligated to purchase, at par value the number of shares held by such person above the ownership limitation.

Stockholder Action: At each meeting of stockholders of the Company, except where otherwise required by law or the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy, constitute a quorum, provided that any shares in excess of the Voting Limitation or the Recalculated Voting Limitation will not be counted as present at the meeting or as outstanding shares of stock of the Company for purposes of determining whether there is a quorum (unless such limitations have been otherwise waived in accordance with the terms of the Certificate of Incorporation).

Amendments: For so long as the Company shall control directly or indirectly any Exchange, before any amendment or repeal of any provision of the Certificate of Incorporation may become effective, it must be submitted to the boards of directors of each Exchange. If any of these boards of directors determines that the amendment or repeal must be filed with, or filed with and approved by, the SEC under Section 19 of the Exchange Act (or, in the case of an SBSEF, Rule 242.806 or 242.807 under Regulation SE under the Exchange Act), then the amendment or repeal shall not be effectuated until filed with, or filed with and approved by, as applicable, the SEC.

The Board is seeking to amend our Certificate of Incorporation to reflect feedback received from the SEC in connection with the application of SEC regulations applicable to SBSEFs.

On November 2, 2023, the SEC adopted Regulation SE under the Exchange Act, which provided new rules for the registration and regulation of SBSEFs. To comply with Regulation SE, which became effective on February 13, 2024, we adopted the 2025 Regulatory Amendments to reflect new voting, ownership and amendment requirements applicable to ICE as a controller of an SBSEF. In connection with the SEC’s review of the 2025 Regulatory Amendments, following submission for stockholder approval thereof, the SEC requested that we further amend Article V (Limitations on Voting and Ownership), Article IX (Stockholder Action) and Article X (Amendments) of our current Certificate of Incorporation. As a result, the Board unanimously approved and declared advisable, and recommends that stockholders approve the adoption of, the Eighth Amended and Restated Certificate of Incorporation, which amends our current Certificate of Incorporation as follows:

•
Article V - The Regulatory Amendments supplement the limitations on voting and ownership in Article V of the Certificate of Incorporation to clarify that, for so long as the Company directly or indirectly controls an SBSEF registered under Section 3D of the Exchange Act, the voting and ownership limitations restrict any SBSEF Member (as defined in the Regulatory Amendments), either alone or together with its related persons, from, directly or indirectly, voting any interest that exceeds 20% of the voting power of any class of the Company’s voting securities (the “SBSEF Voting Limitation”) or owning 20% or more of any class of the Company’s voting securities (the “SBSEF Concentration Limitation”), along with certain other conforming changes to Article V. Any person who, alone or together with its related persons, beneficially owns shares of the Company’s stock in excess of the SBSEF Concentration Limit will be obligated to sell, and the Company will be obligated to purchase, at par value the number of shares held by such person above the SBSEF Concentration Limit;
•
Article IX – The Regulatory Amendments supplement the quorum requirements in connection with any stockholder action to clarify that any shares held by any person in excess of the SBSEF Voting Limitation shall not be counted as present at any meeting of stockholders and shall not be counted as outstanding shares of stock of the Company for purposes of determining whether there is a quorum; and
•
Article X – The Regulatory Amendments removes specific references to filing requirements under Rule 242.806 or 242.807 under Regulation SE under the Exchange Act. General SEC filing and approval requirements pursuant to Section 19 of the Exchange Act in connection with any amendment or repeal of any provision of the Certificate of Incorporation remain unchanged.

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AMENDMENTS TO OUR CURRENT CERTIFICATE OF INCORPORATION

Review by the SEC

Consistent with requirements applicable to us as the controller of national securities exchanges (including the NYSE) and an SBSEF, if our stockholders approve this Proposal, ICE will promptly file the Eighth Amended and Restated Certificate of Incorporation with the SEC.

If approval is not required by the SEC, or if approval is required and received, the Eighth Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware and become effective when filed or at such later time as may be stated in the filing with the Secretary of State of the State of Delaware. If approval is required but the SEC does not approve the proposed changes, the Eighth Amended and Restated Certificate of Incorporation will not be filed with the Secretary of State of the State of Delaware and will be deemed abandoned and will not otherwise become effective.

Vote Required

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below.

Directors’ Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance.

62 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

AUDIT MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of our financial reporting, compliance with legal and regulatory requirements, systems of internal controls, qualifications and independence of our independent registered public accounting firm, performance of our internal audit function and our independent registered public accounting firm, financial reporting processes and such other functions as the Board may assign from time to time. The Audit Committee spent substantial time on matters involving tax regulation changes and the Company’s treasury activity. The Audit Committee is responsible for the appointment, retention, evaluation, compensation, which includes the fee negotiation, and oversight of our independent registered public accounting firm.

The Audit Committee annually reviews Ernst & Young LLP’s qualifications, performance and independence in connection with its determination as to whether to retain Ernst & Young LLP as our independent registered public accounting firm. In conducting its review, the Audit Committee considered, among other things:

•
the firm’s independence and integrity;
•
the quality and efficiency of the services provided, including performance of the Ernst & Young LLP lead partner and the audit team;
•
the firm’s relevant industry expertise and geographical reach;
•
the extent and quality of its communications with the Audit Committee and our management;
•
the firm’s demonstrated capability, expertise and efficiency in which it handles the breadth and complexity of our global operations, including the use of technology, specialists, and subject matter experts;
•
the firm’s depth of institutional knowledge and understanding of our global businesses, operations and systems, the various industries, including the global regulatory environment, U.S. and international accounting standards, the potential effect on the financial statements of the significant risks and exposures facing us, and our internal control over financial reporting;
•
external data relating to Ernst & Young LLP’s audit quality and performance, including recent Public Company Accounting Oversight Board (the “PCAOB”) reports on Ernst & Young LLP (including its global network of firms), and the results of peer review and self-review examinations;
•
the results of management’s annual assessment process to evaluate the firm’s performance; and
•
the appropriateness of fees.

The Audit Committee also works with our management team in selecting the lead partner on our account and meets with the lead partner before being put into that role. Our lead partner has been in that position since the beginning of 2023 and will be subject to mandatory rotation in 2028.

Our Board of Directors has adopted an Audit Committee Charter, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is available on our website at www.ir.theice.com under the links “About Us—Investor Relations—Governance—Governance Overview—Charter of the Audit Committee.” Our Board of Directors, upon the recommendation of the Nominating & Corporate Governance Committee, has determined that each member of the Audit Committee is independent under applicable NYSE and SEC rules. The Audit Committee held six meetings during the fiscal year ended December 31, 2025. The Audit Committee reviewed and discussed with management and Ernst & Young LLP our audited financial statements for the fiscal year ended December 31, 2025. The Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee also received the written disclosures and letter from Ernst & Young LLP required by Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) and has discussed with Ernst & Young LLP its independence. The Audit Committee reviewed the audit and non-audit services provided by Ernst & Young LLP for the fiscal year ended December 31, 2025 and determined to engage Ernst & Young LLP as the independent registered public accounting firm of ICE for the fiscal year ending December 31, 2026. The Audit Committee meets to review and approve the financial information in each of our quarterly reports on Form 10-Q and our annual report on Form 10-K. During these meetings, the Audit Committee reviews any accounting, tax and treasury issues, including any identified critical audit matters, and events that arose during the quarter, reviews legal matters that may significantly impact our financial statements, reviews our earnings press release, meets with representatives of our internal audit department to discuss Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) matters and the

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 63

AUDIT MATTERS

status of internal audits and discusses the audit or review process conducted by Ernst & Young LLP. The Audit Committee also is responsible for the appointment and replacement, if necessary, of the Chief Audit Executive and consults with management regarding the performance of the Chief Audit Executive. The Audit Committee makes the final determination of the annual compensation of the Chief Audit Executive based on recommendations from the Compensation Committee and senior management.

Based upon the Audit Committee’s review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Audit Committee:

Judith A. Sprieser, Chair

Duriya M. Farooqui

Mark F. Mulhern

Martha A. Tirinnanzi

64 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board of Directors, has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2002 and is considered by our Audit Committee to be well qualified. The Committee believes that Ernst & Young LLP’s long‑standing audit knowledge contributes to audit efficiency and effectiveness and supports strong audit quality. Our organizational documents do not require that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We are seeking stockholder ratification because we believe doing so is good corporate practice and our Audit Committee believes appointing Ernst & Young LLP to be in the best interest of our stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment, but may still retain Ernst & Young LLP.

Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

Vote Required

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below.

Directors’ Recommendation

The Audit Committee of the Board of Directors and the Board of Directors unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees for professional services rendered for us by Ernst & Young LLP as of and for the fiscal years ended December 31, 2025 and 2024 are set forth below. The aggregate fees included in the Audit Fees category are fees billed for the fiscal year for the integrated audit of our annual financial statements and audits and reviews of statutory and regulatory filings. The aggregate fees included in the Audit-Related, Tax and Other Fees categories are fees for services performed in the fiscal years.

	Fiscal Year 2025	Fiscal Year 2024

Audit Fees	$14,302,000	$14,787,000

Audit-Related Fees	$3,343,000	$2,033,000

Tax Fees	$141,000	$188,000

All Other Fees	—	—

Total	$17,786,000	$17,008,000

Audit Fees for the fiscal years ended December 31, 2025 and 2024 were for professional services rendered for the audits of our annual consolidated financial statements, reviews of periodic reports and other documents filed with the SEC, audits of the

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INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

effectiveness of internal control as required by Section 404 of Sarbanes-Oxley and services that are customarily provided in connection with statutory or regulatory filings.

Audit-Related Fees for the fiscal year ended December 31, 2025 and 2024 were for service organization control reports, other attestation reports, agreed upon procedures related to regulatory requirements, and mergers and acquisitions due diligence.

Tax Fees for the fiscal year ended December 31, 2025 and 2024 were for tax compliance and advisory services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the provisions of its charter, the Audit Committee’s policy is to pre-approve and monitor all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has sole authority, without action by the Board of Directors, for the review and approval of such services and fees. The Audit Committee pre-approved all services performed by the independent registered public accounting firm in fiscal year 2025.

66 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

OTHER PROPOSALS FOR YOUR CONSIDERATION

PROPOSAL 5 — STOCKHOLDER PROPOSAL REGARDING INDEPENDENT BOARD CHAIRMAN

ICE has been advised that John Chevedden (the “Proponent”), a beneficial owner of at least $2,000 in market value of the Company’s Common Stock, represented by 12 shares of Common Stock, intends to present the following resolution for approval at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement, for which we accept no responsibility, are set forth immediately below.

The Board of Directors has recommended a vote “AGAINST” the proposal for the reasons set forth following the supporting statement.

Statement by the Proponent Supporting the Stockholder Proposal

Proposal 5 - Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.

The Chairman of the Board shall be an Independent Director. An independent Lead Director shall not be a substitute for an independent Board Chairman.

The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now to obtain the maximum benefit.

An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.

This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.

An independent Board Chairman could also help Intercontinental Exchange (ICE) deal with headwinds like those that emerged in 2025:

ICE experienced a decline in its stock price during Q3 2025 due to slower trading volumes, particularly energy markets. This highlights a vulnerability to cyclical energy and commodity markets, which are susceptible to external shocks or regulatory changes.

The Mortgage Technology segment faced several challenges: Recurring revenues are expected to face headwinds due to the roll-off of inactive loans and M&A-related attrition. A cooling housing market led to the emergence of early signs of homeowner financial stress, such as rising negative equity and increased use of short-term affordability mortgage products, which could impact future business. Potential competitive risks exist, such as the risk posed by the Rocket purchase of Mr. Cooper.

ICE’s Q3 2025 earnings call highlighted expectations for increased adjusted operating expenses, driven by higher customer acquisition costs and technology spend.

High-profile insider selling by senior executives in November 2025, including the CEO, raised short-term reaction concerns among some investors.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 67

Stockholder Proposal and Opposition Statement

Zacks gave ICE a “Momentum Score” of D, suggesting it would not be a good stock for momentum investors. Some analysts, including Zacks Research, cut near-term and future EPS estimates.

The projected revenue growth for the end of 2025 (around 6.1%) is expected to slow down substantially compared to its historical 5-year average of 10%.

ICE stock experienced short-term pressure, trading below its 50-day and 200-day simple moving averages at times, with market volatility and an unfavorable market environment contributing to underperformance in some investment funds.

PennyMac’s decision to leave ICE’s platform by 2028 is expected to negatively impact future recurring revenue growth for ICE.

Please vote yes:

Independent Board Chairman - Proposal 5

Statement by Our Board of Directors Against the Stockholder Proposal

The Board recommends a vote AGAINST this proposal if it is properly presented at the Annual Meeting for the following reasons:

The Board believes that our current leadership structure has functioned well, effectively balances a highly capable management team with appropriate safeguards and oversight by independent directors, and has produced strong financial and operating results.

If implemented, the Proposal would be adverse to the interests of the Company’s stockholders because it would limit the Board’s ability to evaluate and determine the appropriate Board leadership structure for the Company.

Selecting an appropriate leadership structure is one of the most important tasks of any board. To meet their fiduciary duties, directors must have the discretion to use their insights, experience and judgment to make decisions with respect to the structure of the Company’s leadership, while stockholders are empowered to hold directors accountable for these decisions through the Company’s annual director elections. If the Proposal is implemented, going forward, the Board would be constrained in exercising this necessary discretion. Such limitations would be detrimental to the Company and its stockholders because companies and their stockholders are best served when boards have the flexibility to make leadership determinations on a case-by-case basis based on the facts at any given time, and not pursuant to a predetermined policy. As our experience has demonstrated, this flexibility is especially crucial when navigating market volatility. Therefore, contrary to the Proponent’s claim, we believe that a thoughtful and deliberate approach that can evolve as circumstances change, rather than the rigid structural mandate contemplated by the Proposal, will best position the Board and the Company to navigate the opportunities and challenges facing the Company.

The Board has determined that the Company’s current board leadership structure remains beneficial to our stockholders.

The Board has given careful consideration to separating the roles of Chair and CEO, including following a 2024 stockholder proposal on this topic even though it received just 29% support. The Board has determined that, at this time, the Company and its stockholders are best served by having Jeffrey C. Sprecher, our founder and the CEO since our inception, remain as Chair of our Board. Reasons for the Board’s determination include:

•
Since 2002, Mr. Sprecher has served in the combined role of Chair and CEO, bringing to both roles his decades of experience and in-depth knowledge of our business and industry. As our CEO, Mr. Sprecher is responsible for our strategic direction and operational and financial performance, subject to the overall direction and supervision of the Board and its committees and to such powers as reserved by the Board.
•
During Mr. Sprecher’s tenure as Chair and CEO, ICE has experienced 20 consecutive years of record revenues, record adjusted operating-income, and record adjusted earnings per share. This record of growth reflects the quality of Mr. Sprecher’s strategic vision to diversify the business and position the Company to deliver consistent and compounding growth for its stockholders under his leadership.
•
Mr. Sprecher is close to many facets of our business, including through his frequent contact with our customers, regulators and stockholders.
•
Mr. Sprecher’s direct involvement in the strategic and day-to-day management of our business supports timely communication with the Board on critical business matters, which is important given the complexity and global nature of our business.

68 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

Stockholder Proposal and Opposition Statement

•
Much of our business is conducted through our operating subsidiaries, which are overseen by their own boards of directors, on which Mr. Sprecher or another senior officer serves. Serving in multiple roles allows Mr. Sprecher to be a primary point of contact for these boards of directors and facilitates effective communication regarding our strategic goals, key issues and topics of importance.

The Board regularly evaluates the leadership structure of the Company.

As part of the Board’s annual evaluation process, directors review the Board’s overall composition – including board leadership structure, director tenure, mix of experiences and perspectives, and individual skill sets – to assess whether the Board’s composition and leadership serve the best interests of stockholders and positions the Company for future success. These regular assessments allow our Board to tailor and evolve its composition based on evolving circumstances and needs that are specific to the Company, rather than adopting a “one-size-fits-all” approach that may not be appropriate, particularly in light of the highly regulated and complex nature of the Company and its operations.

In these annual evaluations, directors take into account a variety of factors, including the Company’s strategic direction, stockholder feedback and industry developments. In 2025, we met with our largest stockholders to obtain their views on our performance and governance practices, including board composition and board leadership structure. When assessing our leadership structure, we took into account the feedback we received during these sessions, noting no stockholders expressed concern regarding our current leadership structure. We also looked at prevailing practice for board leadership structures among public companies, which is inconsistent with the leadership structure envisioned by the Proponent. According to 2025 data from Spencer Stuart, the majority of S&P 500 companies did not have an independent board chair.1

Our Lead Independent Director, who has a robust set of duties and responsibilities, provides independent leadership.

Independent oversight is critical to our Board, and for this reason, when the role of Chair and CEO are held by the same person or the Chair is not an independent director, we require our independent directors to elect from their ranks a Lead Independent Director, taking into account, among other factors, such director’s tenure, qualifications and contributions to the Board. The independent directors have reviewed and elected the Lead Independent Director on an annual basis. In March 2022, our independent directors elected Thomas E. Noonan to serve as the Lead Independent Director and have re-elected him annually since 2022. Mr. Noonan, who also serves as chair of the Nominating & Corporate Governance Committee, provides a strong counterbalance to the Chair and CEO and promotes independent Board oversight of management and the Company in his role as Lead Independent Director.

Our Lead Independent Director has robust responsibilities and independent authority. A non-exhaustive list of our Lead Independent Director’s responsibilities is set forth in our Governance Guidelines. Responsibilities of our Lead Independent Director include the following:

•
Calling meetings of the non-management directors;
•
Presiding over all meetings of the Board at which the Chair is not present, including executive sessions of the non-management directors;
•
As appropriate, providing feedback from executive sessions to the Chair or management of the Company;
•
Reviewing and approving, in consultation with the Chair, the schedule and agendas for Board meetings, and having the authority to add items to the agenda for any Board meeting, including to reflect key issues and concerns raised by non-management directors during and outside of Board meetings;
•
Reviewing and providing feedback to the Chair or management of the Company on the information sent to the Board;
•
Serving as the principal liaison between the non-management directors and the Chair and management of the Company;
•
Being available to meet with major stockholders under appropriate circumstances, including participating in and during communications with such stockholders;
•
Consulting with the chairs of the Nominating & Corporate Governance Committee and Compensation Committee (if such roles are not held by the Lead Independent Director) regarding the performance of, and the succession planning process for, the CEO, and leading discussions among the non-management directors regarding management succession planning;
•
Consulting with the chair of the Nominating & Corporate Governance Committee (if such role is not held by the Lead Independent Director) regarding Board succession planning, including for Board and committee chair positions;

1 https://www.spencerstuart.com/-/media/2025/10/ssbi2025/2025-us-board-index.pdf

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 69

Stockholder Proposal and Opposition Statement

•
In consultation with the chair of the Nominating & Corporate Governance Committee (if such role is not held by the Lead Independent Director), leading discussions among the non-management directors regarding the Board’s annual self-evaluation, including the performance of the Chair;
•
In consultation with the Chair, facilitating and encouraging constructive and useful communication between management and the Board.

As these responsibilities make clear, Mr. Noonan performs substantially all of the core independent leadership functions associated with an independent chair. Consistent with these responsibilities, Mr. Noonan has led engagement meetings with our stockholders, has led the transition and onboarding processes for new Board committee chairs, and is involved in the training and development of new directors. Mr. Noonan’s active role as the principal liaison between the independent directors and the Chair and CEO has been particularly critical during times of heightened Board activity.

The Board is committed to robust corporate governance practices that facilitate its independent oversight of the Company and its management.

Our non-management directors, as well as committees led by and comprised of independent directors, provide vigorous oversight of the Company’s business and affairs, as well as effective oversight of management. The Board is committed to governance best practices. The Company has adopted corporate governance measures that provide our stockholders with meaningful ways to hold directors accountable. These measures include annual election of directors by majority vote, right of stockholders to call special meetings, lack of super-majority vote requirements, proxy access and stock retention requirements for our executives and directors. In addition, the Board is committed to enhancing its overall independence through ongoing refreshment efforts. Since 2020, we have added five new directors to our Board, Ms. Silver, Ms. Cooper, Mr. Mulhern, Ms. Tirinnanzi and Lord Hill of Oareford and have nominated a new director, further enhancing the balance of tenures and skill sets on our Board. We intend to continue our board refreshment efforts, including through ongoing succession planning for our longer tenured Board members. Furthermore, we regularly provide stockholders with opportunities to deliver direct feedback through annual meetings and extensive year-round stockholder engagement, and we take stockholder feedback into consideration as we assess and refresh our governance practices.

For the abovementioned reasons, the Board believes that the current leadership structure, along with our strong and independent Board leadership, is the most effective model at this time and benefits both the Company and our stockholders. The Board is committed to continuing to regularly evaluate this structure to ensure that the best interests of the Company and its stockholders are being served in the future. The Proposal would constrain the Board’s decision-making capabilities by prescribing a wholly unnecessary and overly rigid approach given our robust existing policies and practices.

Vote Required

For detailed information on the vote required for this matter, please see Voting Instructions and Frequently Asked Questions — How are votes counted? below.

Directors’ Recommendation

The Board of Directors unanimously recommends a vote “AGAINST” the stockholder proposal regarding independent board chairman.

70 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of shares of our Common Stock as of March 19, 2026 for (i) each person known by us to beneficially own more than five percent of the outstanding shares of our Common Stock, (ii) each director and nominee for election as a director, (iii) each of our NEOs and (iv) all of our director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes having voting and/or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 19, 2026 or restricted stock units that vest within 60 days of March 19, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. As of March 19, 2026, there were _______________________ shares of Common Stock issued and outstanding. Unless otherwise indicated, the address for each of the individuals listed in the table is c/o Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Holders of More Than 5%:
BlackRock, Inc. (1)	39,066,788	6.9%
50 Hudson Yards, New York, NY 10001
The Vanguard Group, Inc. (2)	57,061,845	10.1%
100 Vanguard Blvd., Malvern, PA 19355

Named Executive Officers, Directors and Nominees:
Sharon Y. Bowen	14,206	*
Shantella E. Cooper	10,356	*
Duriya M. Farooqui	14,299	*
Lord Hague of Richmond	20,068	*
Lord Hill of Oareford	1,437	*
Mark F. Mulhern (3)	10,470	*
Thomas E. Noonan	21,429	*
Daniel E. Pinto	0	*
Caroline L. Silver	11,213	*
Judith A. Sprieser (4)	14,287	*
Martha A. Tirinnanzi (5)	3,530	*
Jeffrey C. Sprecher (6)(7)	3,481,234	*
A. Warren Gardiner (6)	45,039	*
Christopher S. Edmonds (6)	85,727	*
Benjamin R. Jackson (6)	367,716	*
Lynn C. Martin (6)	197,532	*
All Directors, Nominees and Executive Officers as a Group (22 persons)(4)(5)(6)(7)	4,781,984	*

* Represents less than 1% of the outstanding Common Stock.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 71

ADDITIONAL INFORMATION

(1)
Based on a report on Schedule 13G/A filed April 17, 2025 by BlackRock, Inc. (the “BlackRock 13G”). According to the BlackRock 13G, BlackRock, Inc. has sole voting power over 35,103,296 shares of Common Stock, sole dispositive power over 39,066,788 shares of Common Stock and shared voting power and dispositive power over 0 shares of Common Stock.
(2)
Based on a report on Schedule 13G/A filed December 3, 2025 by The Vanguard Group, Inc. (the “Vanguard 13G”). According to the Vanguard 13G, The Vanguard Group, Inc. has sole voting power over 0 shares of Common Stock, sole dispositive power over 51,590,216 shares of Common Stock, shared voting power over 3,411,536 shares of Common Stock and shared dispositive power over 5,471,629 shares of Common Stock.
(3)
Beneficial ownership of Mr. Mulhern includes 3 shares acquired in a dividend reinvestment transaction.
(4)
Beneficial ownership of Ms. Sprieser includes vested deferred restricted stock units granted under the 2003 Restricted Stock Deferral Plan for Outside Directors. Shares of Common Stock equal to the number of restricted stock units held by Ms. Sprieser will be issued during January of the first calendar year following termination of service on the Board of Directors for any reason other than for cause. The number of deferred restricted stock units held by Ms. Sprieser is 4,540 units. Beginning in 2013, the deferral program was no longer offered.
(5)
Beneficial ownership of Ms. Tirinnanzi includes 11 shares acquired in a dividend reinvestment transaction.
(6)
Beneficial ownership of each executive officer includes stock options exercisable within 60 days of March 19, 2026 under the 2013 Omnibus Employee Incentive Plan, the 2017 Omnibus Employee Incentive Plan or the 2022 Omnibus Employee Incentive Plan.
(7)
Includes 1,651,705 shares of Common Stock held by CPEX and 81,570 shares of Common Stock held by Mr. Sprecher’s spouse. Mr. Sprecher owns 100% of the equity interest in CPEX. CPEX currently has no assets other than its equity interest in us and conducts no operations. Mr. Sprecher disclaims beneficial ownership of the shares held directly by his spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Approval Policy

Our Board of Directors has delegated to the Nominating & Corporate Governance Committee the authority to review and approve transactions between us and one or more of our directors, or between us and any corporation, partnership, association or other organization in which one or more of our directors or officers serve as a director or officer or have a financial interest. The Nominating & Corporate Governance Committee reports the findings of any review and its determinations regarding transactions with related persons to the full Board of Directors. In addition, our Global Code of Business Conduct, which applies to all employees, officers and directors, generally prohibits conflicts of interests and requires that such conflicts in all cases should be discussed with management (or the Chief Executive Officer, in the case of conflicts related to outside employment or board membership).

Our Board of Directors has also adopted a formal, written related-party transactions approval policy that provides that the Nominating & Corporate Governance Committee or the Board of Directors will review and approve transactions in excess of $120,000 in value in which we participate and in which a director, executive officer or 5% stockholder (or immediate family member of any of the foregoing) has or will have a direct or indirect material interest. Under this policy, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will be provided with the significant details of each related-party transaction, including the material terms of the transaction and the benefits to ICE and to the relevant related party, as well as any other information it believes to be relevant to review and approve these transactions. In determining whether to approve a related-party transaction, the Nominating & Corporate Governance Committee or the Board of Directors, as applicable, will consider, among other factors:

•
whether the terms of the transaction are fair to ICE;
•
whether there are business reasons for ICE to enter into the transaction;
•
whether the transaction would impair the independence of a non-employee director; and
•
whether the transaction presents an impermissible conflict of interest, taking into account the size of the transaction, the financial position of the director, officer or related party, the nature of his or her interest in the transaction, and the ongoing nature of the transaction.

After consideration of the relevant information, the Board of Directors or the Nominating & Corporate Governance Committee may approve only those related-party transactions that it determines are not inconsistent with the best interests of ICE. This policy also includes categorical standards providing that specified types of transactions will be deemed not to be inconsistent with the best interests of ICE.

72 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships with Our Stockholders

Registration Rights

As a part of the transactions surrounding our formation, we entered into an agreement with our predecessor company, CPEX, on May 11, 2000. Our Chief Executive Officer, Mr. Sprecher, owns all the equity interests in CPEX. Pursuant to the agreement, CPEX conveyed all of its assets and liabilities to us. These assets included intellectual property that we used to develop our electronic platform. In return, we issued to CPEX an equity interest in our business and we agreed to give CPEX a put option, by which CPEX could require us to buy its equity interest in our business at the purchase price equal to the greater of our fair market value or $5 million. In connection with our initial public offering, in October 2005 we entered an agreement with CPEX and Mr. Sprecher to terminate the put option upon the closing of our initial public offering. In connection with the termination of the put option, we amended certain registration rights previously granted to CPEX, which as of March 19, 2026 owns 1,651,705 shares of our Common Stock. Under this agreement, CPEX is entitled to require us to register for resale into the public market its Common Stock if Mr. Sprecher’s employment with us has been terminated. In addition, we may be obligated to pay the expenses of registration of such shares, including underwriters’ discounts up to a maximum of $4.5 million.

Private Aircraft Arrangement

As previously disclosed, beginning in 2020, ICE’s Nominating & Corporate Governance Committee approved an arrangement that permits a private aircraft owned by Mr. Sprecher and his wife, Kelly Loeffler, to be included in the pool of aircraft managed by a majority owned ICE subsidiary. To help offset certain fixed costs associated with owning and operating aircraft, this company manages multiple aircraft that are owned by ICE, unaffiliated third parties and Mr. Sprecher and his wife. The minority owners of the management subsidiary consist of Mr. Sprecher and his wife, who currently own a 4% interest in the management company, and four unaffiliated third parties, who each also own a 4% interest. Under the arrangement, Mr. Sprecher and his wife pay all fees and charges related to the services and use of the hangar at commercial rates for their private aircraft. The fees and charges paid to the management company consist of a fixed annual cost for the operation of the aircraft, which is consistent with the cost paid by the unaffiliated members with similar aircraft, and a fee for the use of the hangar each year. The management company routinely adjusts its charges to cover costs and not generate profit. Therefore, in certain years the management company provides the unaffiliated third parties and Mr. Sprecher and his wife with a return of a portion of their fixed annual fees for the operation of their aircraft in the form of a credit against the next year’s fixed fee for operational costs. In 2025, Mr. Sprecher and Ms. Loeffler paid $1,199,000 in operational costs. There were no credits provided to Mr. Sprecher and Ms. Loeffler from 2024. In 2025, Mr. Sprecher and Ms. Loeffler also paid $141,630 for the use of the hangar. This arrangement helps offset certain of the fixed costs that ICE and the other members would otherwise incur for operation of their aircraft. ICE does not cross-lease Mr. Sprecher and Ms. Loeffler’s private aircraft and ICE has not made, and does not intend to make, any payment to Mr. Sprecher and Ms. Loeffler in connection with their ownership and operation of a private aircraft.

Consulting Arrangement

Lord Hill of Oareford was a party to a Consultancy Agreement (the “Agreement”) with ICE Futures Europe from October 1, 2018 through May 19, 2025. Under the terms of the Agreement, from time to time, Lord Hill of Oareford provided independent consulting services to ICE Futures Europe and its affiliated entities, including ICE. The services provided by Lord Hill of Oareford were related to ICE’s advocacy efforts in respect of European policy developments in connection with the U.K.’s exit from the EU. The Agreement provided for the payment of a consultancy fee at a monthly rate of £15,000, excluding value added tax (“VAT”). In 2024, Lord Hill of Oareford received aggregate payments under the Agreement totaling £198,000 excluding VAT. From January 1, 2025 through the date of termination of the Agreement, Lord Hill of Oareford received aggregate payments of £90,000 excluding VAT. The Agreement also contained standard terms and conditions for consulting agreements, including confidentiality provisions, restrictions on employment with and engagement by competitors and ownership of intellectual property. The Nominating & Corporate Governance Committee and the Board of ICE have determined that due to aggregate payments exceeding $120,000 from ICE Futures Europe to Lord Hill of Oareford in 2024 under the Agreement, Lord Hill of Oareford does not qualify as an independent director at this time.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 73

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and regulations of the SEC require our directors, officers and persons who own more than 10% of a registered class of our equity securities, as well as certain affiliates of such persons, to file initial reports of their ownership of our equity securities and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of a registered class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports provided by the reporting persons or their respective brokers and on information known to us regarding changes in ownership, we believe that during the fiscal year ended December 31, 2025, our directors, officers and owners of more than 10% of a registered class of our equity securities complied with all applicable filing requirements.

74 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

INSTRUCTIONS FOR ATTENDING THE VIRTUAL ANNUAL MEETING

Similar to our 2025 Annual Meeting, we will conduct our 2026 Annual Meeting as a virtual meeting to continue to allow wide participation by our stockholders. There will be no physical meeting location. The meeting will only be conducted via webcast. Stockholders will be able to listen, vote, and submit questions from any location that has Internet connectivity. The details for the virtual meeting are:

Virtual Meeting Date: Friday, May 15, 2026

Virtual Meeting Time: 8:30 a.m. Eastern time

Virtual Meeting Link: www.virtualshareholdermeeting.com/ICE2026

Admission to the Meeting, Submitting Questions and Voting

Stockholders of record as of the close of business on March 19, 2026, will be able to participate in the virtual meeting, vote shares electronically, and submit questions during the live webcast of the meeting by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or ask questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Those without a control number may join as guests of the meeting, but they will not have the option to vote their shares or ask questions during the virtual event. Online check-in will begin at 8:15 a.m. Eastern time, and stockholders should allow ample time for the check-in procedures.

Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com beginning on May 1, 2026. Stockholders will need their control number to submit a question in advance of the Annual Meeting. During the Annual Meeting, we will try to answer as many questions that comply with our rules of conduct and are submitted online by stockholders (whether prior to or during the meeting) as time permits. Note that we may group or summarize similar or related questions to provide answers as efficiently as possible. We may not, however, be able to provide live answers to every question submitted. We encourage stockholders that plan to submit a question to do so in advance of the Annual Meeting.

Whether or not stockholders plan to participate in the virtual meeting, all stockholders are encouraged to vote their shares in advance through www.proxyvote.com, toll-free phone number, or mail, as communicated in the proxy materials distributed for the Annual Meeting. While voting in advance is not necessary, it will ensure stockholder representation at the meeting. Stockholders may still vote during the virtual meeting.

The virtual stockholder meeting website will provide technical assistance to stockholders experiencing issues accessing the Annual Meeting. The technical support contact will appear on the meeting website prior to the start of our Annual Meeting. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.ir.theice.com, including information on when the meeting will be reconvened.

2026 Proxy Statement INTERCONTINENTAL EXCHANGE 75

VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

Who can vote at the Annual Meeting?

The securities that can be voted at the Annual Meeting consist of shares of our Common Stock. Subject to the voting limitations described below under What are the voting and ownership limitations?, each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders for approval. The holders of shares of Common Stock will vote together as a single class on all matters presented to the stockholders for their vote or approval. The record date for determining the holders of shares of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on March 19, 2026. On the record date, _____________ shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

There are five proposals to be considered and voted on at the meeting:

•
To elect eleven directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
•
An advisory resolution on our executive compensation;
•
To approve the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance; and
•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
The stockholder proposal described in this Proxy Statement regarding independent board chairman, if properly presented at the Annual Meeting.

You may also vote on any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend I vote?

Our Board of Directors unanimously recommends that you vote:

•
“FOR” each of the nominees to the Board of Directors.
•
“FOR” the advisory resolution on our executive compensation.
•
“FOR” approval of the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance.
•
“FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•
"AGAINST" the stockholder proposal regarding independent board chairman.

Who is a stockholder of record?

During the ten days prior to the Annual Meeting, a list of the stockholders of record as of March 19, 2026 will be available for inspection as described below under How can I view the stockholders list?.

•
If you hold shares of Common Stock that are registered in your name on the records of ICE maintained by its transfer agent, Computershare Investor Services, on March 19, 2026, the record date for the Annual Meeting, you are a stockholder of record entitled to vote on the proposals; or
•
If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold in “street name.”

76 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

VOTING INSTRUCTIONS AND FREQUENTLY ASKED QUESTIONS

If you are a stockholder of record, the Notice of Internet Availability of Proxy Materials described below is being sent to you directly. If you hold shares in street name, the Notice is being sent to you by the bank, broker or similar institution through which you hold your shares.

What are the voting and ownership limitations?

Our Certificate of Incorporation places certain ownership and voting limits on the holders of our Common Stock. Capitalized terms used below and not otherwise defined in this Proxy Statement are defined in Exhibit B to this Proxy Statement. Under our Certificate of Incorporation:

•
no Person (either alone or together with its Related Persons) may beneficially own shares of our Common Stock representing in the aggregate more than 20% of the total number of votes entitled to be cast on any matter; and
•
no Person (either alone or together with its Related Persons) shall be entitled to vote or cause the voting of shares of our Common Stock representing in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and no Person (either alone or together with its Related Persons) may acquire the ability to vote more than 10% of the total number of votes entitled to be cast on any matter by virtue of agreements entered into by other persons not to vote shares of our outstanding capital stock.

In the event that a Person, either alone or together with its Related Persons, beneficially owns shares of our Common Stock representing more than 20% of the total number of votes entitled to be cast on any matter, such Person and its Related Persons shall be obligated to sell promptly, and ICE shall be obligated to purchase promptly, at a price equal to the par value of such shares of Common Stock and to the extent that funds are legally available for such purchase, that number of shares of our Common Stock necessary so that such Person, together with its Related Persons, shall beneficially own shares of our Common Stock representing in the aggregate no more than 20% of the total number of votes entitled to be cast on any matter, after taking into account that such repurchased shares shall become treasury shares and shall no longer be deemed to be outstanding.

In the event that a Person, either alone or together with its Related Persons, possesses more than 10% of the total number of votes entitled to be cast on any matter (including if it possesses this voting power by virtue of agreements entered into by other Persons not to vote shares of our outstanding capital stock), then such Person, either alone or together with its Related Persons, will not be entitled to vote or cause the voting of these shares of our capital stock to the extent that such shares represent in the aggregate more than 10% of the total number of votes entitled to be cast on any matter, and ICE shall disregard any such votes purported to be cast in excess of this percentage.

The voting limitations do not apply to a solicitation of a revocable proxy by or on behalf of ICE or by any officer or director of ICE acting on behalf of ICE or to a solicitation of a revocable proxy by an ICE stockholder in accordance with Regulation 14A under the Exchange Act. This exception, however, does not apply to certain solicitations by a stockholder pursuant to Rule 14a-2(b)(2) under the Exchange Act, which permits a solicitation made otherwise than on behalf of ICE where the total number of persons solicited is not more than ten.

Our Board of Directors may waive the provisions regarding ownership and voting limits by a resolution expressly permitting this ownership or voting (which resolution must be filed with and approved by the SEC prior to being effective), subject to a determination of our Board of Directors that:

•
the acquisition of such shares and the exercise of such voting rights, as applicable, by such Person, either alone or together with its Related Persons, will not impair:
•
the ability of any national securities exchange registered under Section 6 of the Exchange Act or a security-based swap execution facility registered under Section 3D of the Exchange Act, in any case that is directly or indirectly controlled by the Company (each such national securities exchange or security-based swap execution facility so controlled, an “Exchange”), Intermediate Holding Company or the Company to discharge their responsibilities under the Exchange Act and the rules and regulations thereunder;
•
the ability of the SEC to enforce the Exchange Act;
•
the acquisition of such shares and the exercise of such voting rights, as applicable, is otherwise in the best interests of ICE, its stockholders and each Exchange;

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•
neither the Person obtaining the waiver nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) if such Person is seeking to obtain a waiver above the 20% level; and
•
for so long as ICE directly or indirectly controls one or more Exchanges, neither the Person requesting the waiver nor any of its Related Persons is a Member of any Exchange.

In making these determinations, our Board of Directors may impose conditions and restrictions on the relevant stockholder or its Related Persons that it deems necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of ICE.

Our Certificate of Incorporation also provides that our Board of Directors has the right to require any Person and its Related Persons that our Board reasonably believes to be subject to the voting or ownership restrictions summarized above, and any stockholder (including Related Persons) that at any time beneficially owns 5% or more of our outstanding capital stock, to provide to us, upon our Board’s request, complete information as to all shares of our capital stock that such stockholder beneficially owns, as well as any other information relating to the applicability to such stockholder of the voting and ownership requirements outlined above.

If you are a Related Person with another holder of our Common Stock and either: (i) you (either alone or with your Related Person) may vote shares of Common Stock representing more than 10% of the then outstanding shares entitled to vote at the Annual Meeting, or (ii) you have entered into an agreement not to vote shares of our Common Stock, the effect of which agreement would be to enable any Person, either alone or with its Related Persons, to vote or cause the voting of shares of our Common Stock that represent in the aggregate more than 10% of the then outstanding votes entitled to be cast at the Annual Meeting, then please so notify ICE by contacting our Corporate Secretary by mail at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, or by phone at 770-857-4700.

How can I view the stockholders list?

A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection upon request of any stockholder for any purpose germane to the meeting at our principal executive offices, 5660 New Northside Drive, Third Floor, Atlanta, GA 30328, during the ten days prior to the Annual Meeting, during ordinary business hours. To make arrangements to review the list prior to the Annual Meeting, stockholders should contact our Investor Relations department at (770) 857-4700 or investors@ice.com.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

Pursuant to the SEC “Notice and Access” rules, we are furnishing our proxy materials to our stockholders over the Internet instead of mailing each of our stockholders paper copies of those materials. As a result, we will send our stockholders by mail or e-mail a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, containing instructions on how to access our proxy materials over the Internet and how to vote. The Notice is not a ballot or proxy card and cannot be used to vote your shares of Common Stock. You will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to on the Notice.

If you own shares of Common Stock in more than one account — for example, in a joint account with your spouse and in your individual brokerage account — you may have received more than one Notice. To vote all of your shares of Common Stock, please follow each of the separate proxy voting instructions that you received for your shares of Common Stock held in each of your different accounts.

We expect to send the Notice to most of our stockholders by mail or email beginning on or about March 31, 2026.

What information does the Notice contain?

The Notice includes, among other matters: (i) the format, date and time of the Annual Meeting; (ii) a brief description of the proposals to be voted on at the Annual Meeting and the Board of Directors’ voting recommendation with regard to each proposal; (iii) information regarding the website where the proxy materials are posted; (iv) various methods by which a stockholder may request paper or electronic copies of the proxy materials; and (v) instructions on how to vote by Internet, by telephone, by mail or online at the Annual Meeting.

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If I have previously indicated that I want to get ICE proxy materials electronically, will I get them electronically this year?

Yes. If you previously elected to receive proxy materials electronically, this year you will receive the Notice and you will not receive paper copies of the proxy materials. If you have previously agreed to electronic delivery of our proxy materials but wish to receive paper copies of the materials for the 2026 Annual Meeting or for future meetings, please follow the instructions on the Notice you received to request paper copies.

How do I vote?

You may submit your proxy with voting instructions in advance of the Annual Meeting in one of three ways:

•
By Internet. Go to www.proxyvote.com and follow the instructions for Internet voting, which can also be found on the enclosed proxy card. You will be required to provide your assigned control number located on the proxy card. Internet voting is available 24 hours a day. If you choose to vote by Internet, then you do not need to return the proxy card. To be valid, your vote by Internet must be received by 11:59 p.m., Eastern Time, on May 14, 2026.
•
By Telephone. By calling the toll-free number for telephone voting that can be found on the enclosed proxy card (800-690-6903). You will be required to provide your assigned control number located on the proxy card. Telephone voting is available 24 hours a day. If you choose to vote by telephone, then you do not need to return the proxy card. To be valid, your vote by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2026.
•
By Mail. If you request printed copies of the proxy materials to be sent to you by mail, complete the proxy card, sign and date it, and return it in the postage-paid envelope we have provided. To be valid, your vote by mail must be received by 11:59 p.m., Eastern Time, on May 14, 2026.

You may also vote your shares online at the Annual Meeting. See What do I need to do to participate in the Annual Meeting? below.

If your shares of Common Stock are held in “street name” (i.e., through a bank, broker or other nominee), your proxy materials include a voting instruction form from the institution holding your shares. The availability of telephone or Internet voting will depend upon the institution’s voting processes. Please contact the institution holding your shares of Common Stock for more information.

What do I need to do to participate in the Annual Meeting?

You may participate in the Annual Meeting by accessing the live webcast at www.virtualshareholdermeeting.com/ICE2026. Stockholders of record may vote your shares electronically during the live webcast of the meeting or submit questions by using the instructions on the virtual meeting website. All stockholders will need their assigned 16-digit control number to vote or submit questions; the control number can be found on the proxy card, voting instruction form, or other previously-received notices. Guests without a control number may also join the Annual Meeting but will not be permitted to vote or submit questions. Online check-in will begin at 8:15 a.m. Eastern Time on the day of the Annual Meeting, and stockholders should allow ample time for the check-in procedures.

How can I revoke my proxy or substitute a new proxy or change my vote?

You may revoke a proxy at any time before it is exercised by:

•
filing a written revocation with the Corporate Secretary of ICE;
•
submitting a proxy bearing a later date (by Internet, telephone or mail) that is received no later than the deadline specified on the proxy card; or
•
voting online at the Annual Meeting.

Please note, however, that under the rules of the NYSE, any beneficial owner of our Common Stock whose shares are held in street name by a NYSE member brokerage firm may revoke its proxy and vote its shares at the Annual Meeting only in accordance with applicable rules and procedures as employed by such beneficial owner’s brokerage firm.

Participating in the Annual Meeting will not automatically revoke a proxy that was submitted by Internet, telephone or mail.

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If I submit a proxy by Internet, telephone or mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

If you sign, date and return your proxy card but do not give voting instructions, your shares will be voted as follows: FOR the election of ICE’s director nominees; FOR the advisory resolution on our executive compensation; FOR the approval of the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance; FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; AGAINST the stockholder proposal regarding independent chairman; and otherwise voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

If I hold my shares in “street name” through a broker and do not provide voting instructions, can my broker still vote my shares?

Under the rules of the NYSE, brokers that have not received voting instructions from their customers ten (10) days prior to the meeting date may vote their customers’ shares in the brokers’ discretion on the ratification of the appointment of the independent registered public accounting firm because this matter is currently deemed as a “routine” matter under NYSE rules. In addition, certain member brokers will only vote uninstructed shares in the same proportion as the instructions received by that broker from all other stockholders.

NYSE rules provide that (i) the election of directors; (ii) the advisory resolution on our executive compensation; (iii) the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance; and (iv) the stockholder proposal regarding independent board chairman are “non-routine” matters, which means that member brokers that have not received instructions from the beneficial owners of shares of Common Stock do not have discretion to vote the shares held by those beneficial owners on the election of directors, the advisory resolution on our executive compensation, the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance, and the stockholder proposal regarding independent board chairman.

How many votes are required to transact business at the Annual Meeting?

The holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote on a matter at the Annual Meeting, present in person or represented by proxy, constitute a quorum (i.e., the minimum number of holders that must be present or represented by proxy at the Annual Meeting in order to transact business). Any shares in excess of the voting limits described in What are the voting and ownership limitations? will not count as present or outstanding for purposes of determining whether a quorum is present at the Annual Meeting unless the holder of those shares has received a waiver of the voting limits from our Board of Directors. Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. “Abstentions” occur when stockholders are present in person or represented by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. “Broker non-votes” are proxies returned by brokerage firms for which no voting instructions have been received from beneficial owners. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from any adjournments or postponements of the Annual Meeting, unless a new record date is set).

How are votes counted?

Election of Directors

Our Bylaws provide that, when a quorum is present at any meeting of stockholders, in an uncontested election, for a director nominee to be elected, the votes cast “for” such director nominee’s election must exceed the votes cast “against” such director nominee’s election. A director who fails to receive the required number of votes for re-election will be expected to tender his or her resignation. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, an abstention is not treated as a vote “for” or “against” the election of any nominee, and will have no effect on the outcome of the vote.

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Advisory Resolution on Our Executive Compensation

Under our Bylaws, when a quorum is present at any meeting of stockholders, a majority of the votes cast affirmatively is required to approve the advisory resolution on our executive compensation. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, an abstention is not treated as a vote cast either affirmatively or negatively on the matter, and will have no effect on the outcome of the vote.

Approval of the Adoption of Amendments to Our Current Certificate of Incorporation to Supplement Voting and Ownership Limitations for Regulatory Compliance

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required for approval of the adoption of the Eighth Amended and Restated Certificate of Incorporation by our stockholders at this Annual Meeting. An abstention from voting on this matter will have the same effect as a vote "against" this matter.

Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

Under our Bylaws, a majority of the votes cast affirmatively on this proposal is required to ratify the appointment of our independent registered public accounting firm. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote cast either affirmatively or negatively on the matter, it will have no effect on the outcome of the vote.

Stockholder Proposal Regarding Independent Board Chairman

Under our Bylaws, the affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve the stockholder proposal regarding independent board chairman. An “abstention” from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a vote cast either affirmatively or negatively on the matter, it will have no effect on the outcome of the vote.

Broker Non-Votes

In the case of (i) the election of directors, (ii) the advisory resolution on our executive compensation, (iii) the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance, and (iv) the stockholder proposal regarding independent board chairman, if you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal within a specified period of time prior to the Annual Meeting, your broker will not have the authority to vote your shares on this proposal, which will result in a broker non-vote.

In the case of (i) the election of directors, (ii) the advisory resolution on our executive compensation and (iii) the stockholder proposal regarding independent board chairman, only votes cast “for” or “against” will be considered. Broker non-votes will not be treated as a vote “for” or “against” either of these proposals and therefore will have no effect on the vote.

In the case of the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance, shares that constitute broker non-votes will have the same effect as a vote "against" this matter.

If you hold your shares through a broker and you do not instruct the broker on how to vote on the approval of the ratification of the appointment of Ernst & Young LLP within a specified period of time prior to the Annual Meeting, then your broker will have the authority to vote your shares on such proposal.

Where and when will the voting results be available?

We will file the official voting results on a Current Report on Form 8-K. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Who pays for the expenses of this proxy solicitation?

In addition to soliciting proxies through the mail and by email pursuant to the SEC “Notice and Access” rules, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We have also engaged Sodali &

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Co, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 to assist us in the solicitation of proxies, and the anticipated cost of such engagement is approximately $11,500.00. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

Which stockholders can call a special meeting of stockholders?

Pursuant to our current Certificate of Incorporation and our Bylaws, special meetings of our stockholders may be requested by one or more stockholders of record holding in the aggregate at least 20% of the outstanding Common Stock as of the date that a valid written special meeting request is received by the Company. Consistent with Section 2.5(a) of our Bylaws, if you hold shares of Common Stock indirectly through a broker, bank or similar institution and you wish to call a special meeting, you may direct your broker, bank or similar institution to coordinate on your behalf with a stockholder of record to call a special meeting. If you hold your shares of Common Stock indirectly through a broker, bank or similar institution and you wish to call a special meeting, you should consult with your broker, bank or similar institution to determine the appropriate procedures for a bank, brokerage firm or similar institution to coordinate on your behalf.

This Proxy Statement and Our Annual Report are available at www.proxyvote.com.

The Annual Report of Intercontinental Exchange, Inc. for the fiscal year ended December 31, 2025 (the “Annual Report”), which includes our Form 10-K for the fiscal year ended December 31, 2025, is being made available with this Proxy Statement to our stockholders. Stockholders are referred to the Annual Report for financial and other information about us. The Annual Report is not a part of this Proxy Statement. This Proxy Statement and the Annual Report are also available on our Investor Relations website at www.ir.theice.com. We will also provide a copy of the Annual Report for no charge upon written or verbal request. See Distribution of Certain Documents below.

Also, we are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Investor Relations website at www.ir.theice.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K, without charge to any stockholder upon written or verbal request to us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com.

In addition, the charters of our Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee and Risk Committee are available on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We also provide our Global Code of Business Conduct, which includes information on our Global Reporting and Anti-Fraud Policy, our Board Communication Policy and our Board of Directors Corporate Governance Guidelines on our website at www.ir.theice.com under the links “Governance — Governance Overview.” We will also provide a printed copy of these documents to stockholders upon request.

Distribution of Certain Documents

SEC rules permit us to deliver a single copy of this Proxy Statement and our Annual Report to any household not participating in electronic proxy material delivery at which two or more stockholders reside, if we believe the stockholders are members of the same family. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our Annual Report, he or she may contact us at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attn: Investor Relations, telephone: 770-857-4700, e-mail: investors@ice.com, and we will deliver those documents to such stockholder promptly upon receiving the request.

If you are receiving multiple copies of our Annual Report and Proxy Statement, you may request “householding” in the future by contacting Investor Relations. Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may request “householding” by contacting our registrar and transfer agent, Computershare Trust Company, N.A. via phone at (888) 404-6332 or by mail at P.O. Box 43006, Providence, Rhode Island 02940-3006. Overnight correspondence should be mailed to150 Royall Street, Suite 101, Canton, Massachusetts 02021. Beneficial owners may request “householding” by contacting their broker or bank.

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INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by ICE under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report,” will not be deemed incorporated, unless specifically provided otherwise in such filing.

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STOCKHOLDERS’ PROPOSALS FOR 2027 ANNUAL MEETING

Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and such stockholder proposals must be received at our executive offices in Atlanta, Georgia, on or before December 1, 2026, to be eligible for inclusion in our Proxy Statement and form of proxy relating to that meeting. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In accordance with our Bylaws, and in addition to any other requirements under applicable law, for a matter (other than a nomination for director) not included in our proxy materials to be properly brought before the 2027 Annual Meeting of Stockholders, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Corporate Secretary of ICE, Octavia N. Spencer, at Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, not less than 90 nor more than 120 days prior to the first anniversary of the 2026 Annual Meeting of Stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 15, 2027 and no later than February 14, 2027. However, if and only if the 2027 Annual Meeting of Stockholders is not scheduled to be held within a period that commences 30 days before and ends 30 days after the anniversary date of our 2026 Annual Meeting, the stockholder notice must be given by the later of the close of business on the date 90 days prior to such annual meeting date or the close of business on the tenth day following the date on which the annual meeting is publicly announced or disclosed. Any such stockholder notice must be in writing and must set forth (i) the text of the proposal to be presented, (ii) a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, (iii) any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, (iv) in the case of a person that holds stock entitled to vote at the annual meeting through a nominee or “street name” holder of record of such stock, evidence establishing such holder’s indirect ownership of the stock and entitlement to vote such stock on the matter proposed at the annual meeting, (v) the number and class of shares of each class of stock of ICE that are, directly or indirectly, owned of record and beneficially by any “associated person” of such stockholder or beneficial owner, (vi) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class of stock of ICE, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of ICE or otherwise (a “Derivative Instrument”) directly or indirectly beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (vii) any other direct or indirect opportunity held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” to profit or share in any profit derived from any increase or decrease in the value of shares of any class of stock of ICE, (viii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder, such beneficial owner, or any such “associated person” has a right to vote any shares of any security of ICE, (ix) any short interest in any security of ICE held or beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” (x) any right to dividends on the shares of any class of stock of ICE beneficially owned by such stockholder, by such beneficial owner, or by any such “associated person,” which right is separated or separable from the underlying shares, (xi) any proportionate interest in shares of any class of stock of ICE or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner, or such “associated person” is a general partner or with respect to which such stockholder, such beneficial owner, or such “associated person,” directly or indirectly, beneficially owns an interest in a general partner and (xii) any performance-related fees (other than an asset-based fee) to which such stockholder, such beneficial owner, or such “associated person” is entitled based on any increase or decrease in the value of shares of any class of stock of ICE or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to (v) through (xii) above, as of the date of such stockholder notice (which information shall be supplemented by such stockholder and by such beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such beneficial ownership, interest, or arrangement as of the record date).

Director Nominations

Stockholder nominations for the Board of Directors must comply with the procedures set forth above under Corporate Governance — Stockholder Recommendations for Director Candidates. For a stockholders’ notice of nomination of one or more director candidates to be included in our proxy materials for our 2027 Annual Meeting of Stockholders, pursuant to the proxy access right included in Section 2.15 of our Bylaws, such notice of nomination must be received by our Corporate Secretary at our principal executive offices no earlier than the close of business 150 calendar days and no later than the close of business 120 calendar days before the anniversary date that we mailed our proxy materials for our 2026 Annual Meeting of Stockholders. The notice

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must contain the information required by our Bylaws, and the stockholder(s) and nominee(s) must comply with the information and other requirements in our Bylaws relating to the inclusion of stockholder nominees in our proxy materials.

For director nominations other than pursuant to our proxy access provisions, in addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

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OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of ICE.

By Order of the Board of Directors,

Andrew J. Surdykowski General Counsel

Atlanta, Georgia

March 31, 2026

Our 2025 Annual Report, which includes audited consolidated financial statements, has been made available to our stockholders with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

86 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

EXHIBIT A — FORM OF EIGHTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INTERCONTINENTAL EXCHANGE, INC.

EIGHTH~~SEVENTH~~ AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

Intercontinental Exchange, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1)
The present name of the Corporation is Intercontinental Exchange, Inc. The name under which the Corporation was originally incorporated was Intercontinental Exchange Group, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 6, 2013.
(2)
This Eighth~~Seventh~~ Amended and Restated Certificate of Incorporation of the Corporation restates, integrates, and further amends the provisions of the Seventh~~Sixth~~ Amended and Restated Certificate of Incorporation of the Corporation.
(3)
This Eighth~~Seventh~~ Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).
(4)
Pursuant to Sections 242 and 245 of the DGCL, the Seventh~~Sixth~~ Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended, is hereby restated and integrated to read in its entirety as set forth on Exhibit A.
(5)
This Eighth~~Seventh~~ Amended and Restated Certificate of Incorporation of the Corporation shall become effective at 4:00 p.m., Eastern Time, on [●]~~, 2025~~.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this Eighth~~Seventh~~ Amended and Restated Certificate of Incorporation of the Corporation on this [●] day of [●]~~, 2025~~.

INTERCONTINENTAL EXCHANGE, INC.

By:	~~/s/ A. Warren Gardiner~~
Name: ~~A. Warren Gardiner~~
Title: ~~Chief Financial Officer~~

2026 Proxy Statement	INTERCONTINENTAL EXCHANGE	A-1

Exhibit A

EIGHTH~~SEVENTH~~ AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF INTERCONTINENTAL EXCHANGE, INC.

ARTICLE I

Name of Corporation

The name of the Corporation is Intercontinental Exchange, Inc.

ARTICLE II

Registered Office

The address of the Corporation’s registered office in the State of Delaware, County of New Castle, is 1521 Concord Pike, Suite 201, Wilmington, Delaware 19803. The name of its registered agent at such address is: United Agent Group Inc.

ARTICLE III

Purpose

The nature or purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which Corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

Stock

A.
Classes and Series of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock that the Corporation is authorized to issue is one billion six hundred million (1,600,000,000) shares, consisting of:
1.
one billion five hundred million (1,500,000,000) shares of Common Stock, par value $0.01 per share, which shares shall be designated as “Common Stock” (the “Common Stock”); and
2.
one hundred million (100,000,000) shares of Preferred Stock, par value $0.01 per share, which shares shall be designated as “Preferred Stock” (the “Preferred Stock”).
B.
Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time by the Board of Directors, and the Board of Directors is expressly authorized, to the fullest extent permitted by law, to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:
1.
the distinctive serial designation of such series, which shall distinguish it from other series;
2.
the number of shares included in such series;
3.
whether dividends shall be payable to the holders of the shares of such series and, if so, the basis on which such holders shall be entitled to receive dividends (which may include, without limitation, a right to receive such dividends or distributions as may be declared on the shares of such series by the Board of Directors of the Corporation, a right to receive such dividends or distributions, or any portion or multiple thereof, as may be declared on the Common Stock or any other class of stock or, in addition to or in lieu of any other right to receive dividends, a right to receive dividends at a particular rate or at a rate determined by a particular method, in which case such rate or method of determining such rate may be set forth), the form of such dividends, any conditions on which such dividends shall be payable and the date or dates, if any, on which such dividends shall be payable;
4.
whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;
5.
the amount or amounts that shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

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6.
the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;
7.
the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
8.
whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and
9.
whether or not the holders of the shares of such series shall have voting rights or powers, in addition to the voting rights and powers provided by law, and if so the terms of such voting rights or powers, which may provide, among other things and subject to the other provisions of this Amended and Restated Certificate of Incorporation, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series together with one or more other series or classes of stock of the Corporation) and that all of the shares of such series entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or separate class are voted on such matter.

For all purposes, this Amended and Restated Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.

Subject to the rights, if any, of the holders of any series of Preferred Stock set forth in a certificate of designations, an amendment of this Amended and Restated Certificate of Incorporation to increase or decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares thereof then outstanding) may be adopted by resolution adopted by the Board of Directors of the Corporation and approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote thereon and all other outstanding shares of stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class, and no vote of the holders of any series of Preferred Stock, voting as a separate class, shall be required therefor.

Except as otherwise required by law or provided in the certificate of designations for the relevant series of Preferred Stock, holders of Common Stock shall not be entitled to vote on any amendment of this Amended and Restated Certificate of Incorporation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this Amended and Restated Certificate of Incorporation or pursuant to the Delaware General Corporation Law as then in effect.

C.
Options, Warrants and Other Rights. The Board of Directors is authorized to create and issue options, warrants and other rights from time to time entitling the holders thereof to purchase securities or other property of the Corporation or any other entity, including any class or series of stock of the Corporation or any other entity and whether or not in connection with the issuance or sale of any securities or other property of the Corporation, for such consideration (if any), at such times and upon such other terms and conditions as may be determined or authorized by the Board and set forth in one or more agreements or instruments. Among other things and without limitation, such terms and conditions may provide for the following:
1.
adjusting the number or exercise price of such options, warrants or other rights or the amount or nature of the securities or other property receivable upon exercise thereof in the event of a subdivision or combination of any securities, or a recapitalization, of the Corporation, the acquisition by any Person (as defined in paragraph A.9 of Article V) of beneficial ownership of securities representing more than a designated percentage of the voting power of any outstanding series, class or classes of securities, a change in ownership of the Corporation’s securities or a merger, statutory share exchange, consolidation, reorganization, sale of assets or other occurrence relating to the Corporation or any of its securities, and restricting the ability of the Corporation to enter into an agreement with respect to any such transaction absent an assumption by another party or parties thereto of the obligations of the Corporation under such options, warrants or other rights;
2.
restricting, precluding or limiting the exercise, transfer or receipt of such options, warrants or other rights by any Person that becomes the beneficial owner of a designated percentage of the voting power of any outstanding series, class or classes of securities of the Corporation or any direct or indirect transferee of such a Person, or invalidating or voiding such options, warrants or other rights held by any such Person or transferee; and

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3.
permitting the Board of Directors (or certain directors specified or qualified by the terms of the governing instruments of such options, warrants or other rights) to redeem, terminate or exchange such options, warrants or other rights.

This Section C shall not be construed in any way to limit the power of the Board of Directors to create and issue options, warrants or other rights.

ARTICLE V

Limitations on Voting and Ownership

A.
Voting Limitation.
1.
Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, for so long as the Corporation shall directly or indirectly control a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)~~or a security-based swap execution facility registered under Section 3D of the Exchange Act~~, (a) no Person, either alone or together with its Related Persons, as of any record date for the determination of stockholders entitled to vote on any matter, shall be entitled to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person or its Related Persons, in person or by proxy or through any voting agreement or other arrangement, to the extent that such shares represent in the aggregate more than 10% of the then outstanding votes entitled to be cast on such matter, without giving effect to this ARTICLE V (such threshold being hereinafter referred to as the “Voting Limitation”), and the Corporation shall disregard any such votes purported to be cast in excess of the Voting Limitation; and (b) if any Person, either alone or together with its Related Persons, is party to any agreement, plan or other arrangement relating to shares of stock of the Corporation entitled to vote on any matter with any other Person, either alone or together with its Related Persons, under circumstances that would result in shares of stock of the Corporation that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, but for this ARTICLE V, either alone or together with its Related Persons, to vote, possess the right to vote or cause the voting of shares of stock of the Corporation that would exceed 10% of the then outstanding votes entitled to be cast on such matter (assuming that all shares of stock of the Corporation that are subject to such agreement, plan or other arrangement are not outstanding votes entitled to be cast on such matter) (the “Recalculated Voting Limitation”), then the Person, either alone or together with its Related Persons, shall not be entitled to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person, either alone or together with its Related Persons, in person or by proxy or through any voting agreement or other arrangement, to the extent that such shares represent in the aggregate more than the Recalculated Voting Limitation, and the Corporation shall disregard any such votes purported to be cast in excess of the Recalculated Voting Limitation.
2.
The Voting Limitation and the Recalculated Voting Limitation, as applicable, shall apply to each Person unless and until: (a) such Person shall have delivered to the Board of Directors a notice in writing, not less than 45 days (or such shorter period as the Board of Directors shall expressly consent to) prior to any vote, of such Person’s intention, either alone or together with its Related Persons, to vote or cause the voting of shares of stock of the Corporation beneficially owned by such Person or its Related Persons, in person or by proxy or through any voting agreement or other arrangement, in excess of the Voting Limitation or the Recalculated Voting Limitation, as applicable; (b) the Board of Directors shall have resolved to expressly permit such voting; and (c) such resolution shall have been filed with, and approved by, the U.S. Securities and Exchange Commission (the “SEC”) under Section 19(b) of the Exchange Act and shall have become effective thereunder~~(and, with respect to a security-based swap execution facility registered under Section 3D of the Exchange Act, such resolution shall have been submitted to the SEC under Rule 242.806 or 242.807 under Regulation SE under the Exchange Act, shall have been approved by the SEC (if applicable) and shall have become effective thereunder)~~.
3.
Subject to its fiduciary obligations under applicable law, the Board of Directors shall not adopt any resolution pursuant to clause (b) of Section A.2 of this ARTICLE V unless the Board of Directors shall have determined that:
(a)
the exercise of such voting rights or the entering into of such agreement, plan or other arrangement, as applicable, by such Person, either alone or together with its Related Persons, (i) will not impair the ability of any national securities exchange registered under Section 6 of the Exchange Act ~~or any security-based swap execution facility registered under Section 3D of the Exchange Act, in any case~~ that is directly or indirectly controlled by the Corporation (each such national securities exchange ~~or security-based swap execution facility~~ so controlled, an “Exchange”), any entity controlled by the Corporation that is not itself an Exchange but that directly or indirectly controls an Exchange (each such controlling entity, an “Intermediate Holding Company”) or the Corporation to discharge their responsibilities under the Exchange Act and the rules and regulations thereunder and (ii) is otherwise in the best interests of (w) the Corporation, (x) its stockholders and (y) each Exchange;

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(b)
the exercise of such voting rights or the entering into of such agreement, plan or other arrangement, as applicable, by such Person, either alone or together with its Related Persons, will not impair the SEC’s ability to enforce the Exchange Act;
(c)
in the case of a resolution to approve the exercise of voting rights in excess of 20% of the then outstanding votes entitled to be cast on such matter, (i) neither such Person nor any of its Related Persons is subject to any statutory disqualification (as defined in Section 3(a)(39) of the Exchange Act) (any such person subject to statutory disqualification being referred to in this Amended and Restated Certificate of Incorporation as a “U.S. Disqualified Person”); and (ii) for so long as the Corporation directly or indirectly controls one or more Exchanges, neither such Person nor any of its Related Persons is a Member (as defined below) of any Exchange;
(d)
in the case of a resolution to approve the entering into of an agreement, plan or other arrangement under circumstances that would result in shares of stock of the Corporation that would be subject to such agreement, plan or other arrangement not being voted on any matter, or the withholding of any proxy relating thereto, where the effect of such agreement, plan or other arrangement would be to enable any Person, but for this ARTICLE V, either alone or together with its Related Persons, to vote, possess the right to vote or cause the voting of shares of stock of the Corporation that would exceed 20% of the then outstanding votes entitled to be cast on such matter (assuming that all shares of stock of the Corporation that are subject to such agreement, plan or other arrangement are not outstanding votes entitled to be cast on such matter), (i) neither such Person nor any of its Related Persons is a U.S. Disqualified Person; and (ii) for so long as the Corporation directly or indirectly controls one or more Exchanges, neither such Person nor any of its Related Persons is a Member of any Exchange.

4. In addition to the limitations in subsections 1-3 above of this Section A of Article V, for so long as the Corporation shall directly or indirectly control a security-based swap execution facility registered under Section 3D of the Exchange Act (each security-based swap execution facility so controlled, an “SBSEF”), no SBSEF Member (as defined below), either alone or together with its Related Persons, shall be entitled directly or indirectly to vote, cause the voting of, or give any consent or proxy with respect to the voting of, any interest that exceeds 20% of the voting power of any class of securities or of other ownership interest in the Corporation (such threshold being hereinafter referred to as the “SBSEF Voting Limitation”), and the Corporation shall disregard any such votes purported to be cast in excess of the SBSEF Voting Limitation.

5~~4~~. In making such determinations, the Board of Directors may impose such conditions and restrictions on such Person and its Related Persons owning any shares of stock of the Corporation entitled to vote on any matter as the Board of Directors may in its sole discretion deem necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of the Corporation.

6~~5~~. If and to the extent that shares of stock of the Corporation beneficially owned by any Person or its Related Persons are held of record by any other Person (the “Record Owner”), this Section A of ARTICLE V shall be enforced against such Record Owner by limiting the votes entitled to be cast by such Record Owner in a manner that will accomplish the Voting Limitation ~~and~~, the Recalculated Voting Limitation and the SBSEF Voting Limitation applicable to such Person and its Related Persons.

7~~6~~. This Section A of ARTICLE V shall not apply to (1) any solicitation of any revocable proxy from any stockholder of the Corporation by or on behalf of the Corporation or by any officer or director of the Corporation acting on behalf of the Corporation or (2) any solicitation of any revocable proxy from any stockholder of the Corporation by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act (other than a solicitation pursuant to Rule 14a- 2(b)(2) promulgated under the Exchange Act, with respect to which this Section A of ARTICLE V shall apply).

8~~7~~. For purposes of this Section A of ARTICLE V, no Person shall be deemed to have any agreement, arrangement or understanding to act together with respect to voting shares of stock of the Corporation solely because such Person or any of such Person’s Related Persons has or shares the power to vote or direct the voting of such shares of stock as a result of (1) any solicitation of any revocable proxy from any stockholder of the Corporation by or on behalf of the Corporation or by any officer or director of the Corporation acting on behalf of the Corporation or (2) any solicitation of any revocable proxy from any stockholder of the Corporation by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act (other than a solicitation pursuant to Rule 14a-2(b)(2) promulgated under the Exchange Act, with respect to which this Section A of ARTICLE V shall apply), except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report).

9~~8~~. “Member” shall mean, with respect to any national securities exchange, a Person that is a “member” of an Exchange within the meaning of Section 3(a)(3)(A) of the Exchange Act ~~or, with respect to a security-based swap~~

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~~execution facility, a Person that is a “member” within the meaning of Rule 242.802 of Regulation SE under the Exchange Act.~~

10~~9~~. “Person” shall mean any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

11~~10~~. “Related Persons” shall mean with respect to any Person:

(a)
any “affiliate” of such Person (as such term is defined in Rule 12b-2 under the Exchange Act);
(b)
any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Corporation;
(c)
in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;
(d)
in the case of a Person that is a Member or SBSEF Member, any Person that is associated with such Person (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act (with references therein to a national securities exchange being deemed to include a security-based swap execution facility));
(e)
in the case of a Person that is a natural person and is a Member or SBSEF Member, any broker or dealer that is also a Member or SBSEF Member with which such Person is associated (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act (with references therein to a national securities exchange being deemed to include a security-based swap execution facility));
(f)
in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;
(g)
in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable; and
(h)
in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable.

12. "SBSEF Member" means, with respect to a security-based swap execution facility, a Person that is a "member" within the meaning of Rule 242.802 of Regulation SE under the Exchange Act.

B.
Ownership Concentration Limitation.
1.
Except as otherwise provided in this Section B of ARTICLE V, for so long as the Corporation shall directly or indirectly control any Exchange, no Person, either alone or together with its Related Persons, shall be permitted at any time to own beneficially shares of stock of the Corporation representing in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter (the “Concentration Limitation”).
2.
The Concentration Limitation shall apply to each Person unless and until:(a) such Person shall have delivered to the Board of Directors a notice in writing, not less than 45 days (or such shorter period as the Board of Directors shall expressly consent to) prior to the acquisition of any shares that would cause such Person (either alone or together with its Related Persons) to exceed the Concentration Limitation, of such Person’s intention to acquire such ownership; (b) the Board of Directors shall have resolved to expressly permit such ownership; and (c) such resolution shall have been filed with, and approved by, the SEC under Section 19(b) of the Exchange Act and shall have become effective thereunder ~~(and, with respect to an Exchange that is a security-based swap execution facility, such resolution shall have been submitted to the SEC pursuant to Rule 242.806 or 242.807 of Regulation SE under the Exchange Act, shall have been approved by the SEC (if applicable) and shall have become effective thereunder).~~.
3.
Subject to its fiduciary obligations under applicable law, the Board of Directors shall not adopt any resolution pursuant to clause (b) of Section B.2 of this ARTICLE V unless the Board of Directors shall have determined that:
(a)
such acquisition of beneficial ownership by such Person, either alone or together with its Related Persons, (i) will not impair the ability of any Exchange, Intermediate Holding Company or the Corporation to discharge their respective responsibilities under the Exchange Act and the rules and regulations thereunder and (ii) is otherwise in the best interests of (w) the Corporation, (x) its stockholders and (y) each Exchange;

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(b)
such acquisition of beneficial ownership by such Person, either alone or together with its Related Persons, will not impair the SEC’s ability to enforce the Exchange Act. In making such determinations, the Board of Directors may impose such conditions and restrictions on such Person and its Related Persons owning any shares of stock of the Corporation entitled to vote on any matter as the Board of Directors may in its sole discretion deem necessary, appropriate or desirable in furtherance of the objectives of the Exchange Act and the governance of the Corporation;
(c)
neither such Person nor any of its Related Persons is a U.S. Disqualified Person; and
(d)
for so long as the Corporation directly or indirectly controls any Exchange, neither such Person nor any of its Related Persons is a Member of any Exchange.
4.
Unless the conditions specified in Section B.2 of this ARTICLE V are met, if any Person, either alone or together with its Related Persons, at any time beneficially owns shares of stock of the Corporation in excess of the Concentration Limitation, such Person and its Related Persons shall be obligated to sell promptly, and the Corporation shall be obligated to purchase promptly, at a price equal to the par value of such shares of stock and to the extent funds are legally available therefor, that number of shares of stock of the Corporation necessary so that such Person, together with its Related Persons, shall beneficially own shares of stock of the Corporation representing in the aggregate no more than 20% of the then outstanding votes entitled to be cast on any matter, after taking into account that such repurchased shares shall become treasury shares and shall no longer be deemed to be outstanding.

5. In addition to the limitations in subsections 1-4 above of this Section B of Article V, for so long as the Corporation shall directly or indirectly control any SBSEF, no SBSEF Member, either alone or together with its Related Persons, shall be permitted at any time to own, directly or indirectly, 20% or more of any class of voting securities or of other voting interest in the Corporation (the “SBSEF Concentration Limitation”). If any SBSEF Member, either alone or together with its Related Persons, at any time beneficially owns voting securities or other voting interest in the Corporation in excess of the SBSEF Concentration Limitation, such SBSEF Member and its Related Persons shall be obligated to sell promptly, and the Corporation shall be obligated to purchase promptly, at a price equal to the par value of such voting securities or other voting interest and to the extent funds are legally available therefor, that number of voting securities or other voting interest of the Corporation necessary so that such SBSEF Member, together with its Related Persons, shall beneficially own, directly or indirectly, less than 20% of any class of voting securities or of other voting interest in the Corporation, after taking into account that such repurchased voting securities or other voting interest shall become treasury shares and shall no longer be deemed to be outstanding.

6~~5~~. Nothing in this Section B of ARTICLE V shall preclude the settlement of transactions entered into through the facilities of New York Stock Exchange; provided, however, that, if any Transfer of any shares of stock of the Corporation shall cause any Person, either alone or together with its Related Persons, at any time to beneficially own shares of stock of the Corporation in excess of the Concentration Limitation or SBSEF Concentration Limitation, such Person and its Related Persons shall be obligated to sell promptly, and the Corporation shall be obligated to purchase promptly, shares of stock of the Corporation as specified in Section B.4 or B.5, as applicable, of this ARTICLE V.

7~~6~~. If any share of Common Stock shall be represented by a certificate, a legend shall be placed on such certificate to the effect that such share of Common Stock is subject to the Concentration Limitations and SBSEF Concentration Limitation as set in Section B of this Article V. If the shares of Common Stock shall be uncertificated, a notice of such restrictions and limitations shall be included in the statement of ownership provided to the holder of record of such shares of Common Stock.

C.
Procedure for Repurchasing Stock.
1.
In the event the Corporation shall repurchase shares of stock (the “Repurchased Stock”) of the Corporation pursuant to ARTICLE V, notice of such repurchase shall be given by first class mail, postage prepaid, mailed not less than 5 business nor more than 60 calendar days prior to the repurchase date, to the holder of the Repurchased Stock, at such holder’s address as the same appears on the stock register of the Corporation. Each such notice shall state: (a) the repurchase date; (b) the number of shares of Repurchased Stock to be repurchased; (c) the aggregate repurchase price, which shall equal the aggregate par value of such shares; and (d) the place or places where such Repurchased Stock is to be surrendered for payment of the aggregate repurchase price. Failure to give notice as aforesaid, or any defect therein, shall not affect the validity of the repurchase of Repurchased Stock. From and after the repurchase date (unless default shall be made by the Corporation in providing funds for the payment of the repurchase price), shares of Repurchased Stock which have been repurchased as aforesaid shall become treasury shares and shall no longer be deemed to be outstanding, and all rights of the holder of such Repurchased Stock as a stockholder of the Corporation (except the right to receive from the Corporation the repurchase price against delivery to the Corporation of evidence of ownership of such shares) shall cease. Upon surrender in accordance with said notice of evidence of

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ownership of Repurchased Stock so repurchased (properly assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be repurchased by the Corporation at par value.
2.
If and to the extent that shares of stock of the Corporation beneficially owned by any Person or its Related Persons are held of record by any other Person, this ARTICLE V shall be enforced against such Record Owner by requiring the sale of shares of stock of the Corporation held by such Record Owner in accordance with this ARTICLE V, in a manner that will accomplish the Concentration Limitation or SBSEF Concentration Limitation applicable to such Person and its Related Persons.
D.
Right to Information; Determinations by the Board of Directors. The Board of Directors shall have the right to require any Person and its Related Persons that the Board of Directors reasonably believes (i) to be subject to the Voting Limitation ~~or~~, the Recalculated Voting Limitation or the SBSEF Voting Limitation, (ii) to own beneficially (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) shares of stock of the Corporation entitled to vote on any matter in excess of the Concentration Limitation or SBSEF Concentration Limitation, or (iii) to own beneficially (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) an aggregate of 5% or more of the then outstanding shares of stock of the Corporation entitled to vote on any matter, which ownership such Person, either alone or together with its Related Persons, has not reported to the Corporation, to provide to the Corporation, upon the Board of Directors’ request, complete information as to all shares of stock of the Corporation beneficially owned by such Person and its Related Persons and any other factual matter relating to the applicability or effect of this ARTICLE V as may reasonably be requested of such Person and its Related Persons. Any constructions, applications or determinations made by the Board of Directors pursuant to ARTICLE V in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its directors, officers and stockholders.

ARTICLE VI

Board of Directors

A.
Powers of the Board of Directors—General. All corporate powers shall be exercised by the Board of Directors of the Corporation, except as otherwise specifically required by law or as otherwise provided in this Amended and Restated Certificate of Incorporation.
B.
Number of Directors. The number of directors of the Corporation shall be fixed only by resolution of the Board of Directors of the Corporation from time to time in the manner set forth in the bylaws.
C.
Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships that the holders of any class or classes of stock or series thereof are expressly entitled by this Amended and Restated Certificate of Incorporation to fill) may be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.
D.
Directors representing holders of Preferred Stock. Notwithstanding Section C of this ARTICLE VI, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then any vacancies and newly created directorships that are reserved to such holders voting separately as a class shall be filled only by such holders voting separately as a class, provided always that the total number of directors of the Corporation shall not exceed the number fixed pursuant to Section B of this ARTICLE VI. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election and (ii) any director or directors elected by such holders voting separately as a class may be removed, with or without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.
E.
Power to Call Stockholder Meetings. Special meetings of stockholders of the Corporation may be called at any time by, but only by, (1) the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors then in office, (2) the Chair of the Board of Directors, (3) the Chief Executive Officer of the Corporation or (4) the secretary of the Corporation (the “Secretary”) upon the receipt by the Secretary of a written request (a “Special Meeting Request”) by one or more stockholders of record holding as of the date of the Secretary’s receipt of the Special Meeting Request shares of Common Stock (“Requesting Stockholder”) representing in the aggregate at least 20% of the shares of Common Stock outstanding at such time that would be entitled to vote at the meeting as determined under Section A.1 of ARTICLE V; provided that a special meeting of stockholders requested by a Requesting Stockholder (a “Stockholder Requested Special Meeting”) shall be called by the Secretary only if such Requesting Stockholder complies with this Section E of ARTICLE VI, the bylaws of the Corporation and applicable law, in each case of clauses (1) through (4), to be held at such date, time and place, if any, either within or without the State of Delaware as may be stated in the notice of the meeting.

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F.
Bylaws. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal any or all of the bylaws of the Corporation.
G.
Considerations of the Board of Directors. In taking any action, including action that may involve or relate to a change or potential change in the control of the Corporation, a director of the Corporation may consider, among other things, both the long-term and short-term interests of the Corporation and its stockholders and the effects that the Corporation’s actions may have in the short term or long term upon any one or more of the following matters:
1.
the prospects for potential growth, development, productivity and profitability of the Corporation and its subsidiaries;
2.
the current employees of the Corporation or its subsidiaries;
3.
the employees of the Corporation or its subsidiaries and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the Corporation or its subsidiaries;
4.
the customers and creditors of the Corporation or its subsidiaries;
5.
the ability of the Corporation and its subsidiaries to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which they do business;
6.
the potential impact on the relationships of the Corporation or its subsidiaries with regulatory authorities and the regulatory impact generally; and
7.
such other additional factors as a director may consider appropriate in such circumstances.

Nothing in this Section G of ARTICLE VI shall create any duty owed by any director, officer or employee of the Corporation to any Person to consider, or afford any particular weight to, any of the foregoing matters or to limit his or her consideration to the foregoing matters. No employee, former employee, beneficiary, customer, creditor, community or regulatory authority or member thereof shall have any rights against any director, officer or employee of the Corporation or the Corporation under this Section G of ARTICLE VI.

ARTICLE VII

Officer and Director Disqualification

No person that is a U.S. Disqualified Person may be a director or officer of the Corporation.

ARTICLE VIII

Elections of Directors

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

ARTICLE IX

Stockholder Action

A.
No Action by Written Consent. No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this ARTICLE IX, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.
B.
Quorum. At each meeting of stockholders of the Corporation, except where otherwise required by law or this Amended and Restated Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum (it being understood that any shares in excess of the Voting Limitation ~~or~~, the Recalculated Voting Limitation or the SBSEF Voting Limitation shall not be counted as present at the meeting and shall not be counted as outstanding shares of stock of the Corporation for purposes of determining whether there is a quorum, unless and only to the extent that the Voting Limitation or the Recalculated Voting Limitation, as applicable, shall have been duly waived pursuant to Section A or Section B of ARTICLE V). For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the voting power of the outstanding shares of such class or classes entitled to vote, present in person or represented by proxy,

2026 Proxy Statement	INTERCONTINENTAL EXCHANGE	A-9

shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class of stock of the Corporation entitled to vote on a matter, the meeting of such class may be adjourned from time to time until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity, provided, further, that any such shares of the Corporation’s own capital stock held by it in a fiduciary capacity shall be voted by the person presiding over any vote in the same proportions as the shares of capital stock held by the other stockholders are voted (including any abstentions from voting).

If this Amended and Restated Certificate of Incorporation provides for more or less than one vote for any share of stock of the Corporation on any matter or to the extent a stockholder is prohibited pursuant to this Amended and Restated Certificate of Incorporation from casting votes with respect to any shares of stock of the Corporation, every reference in the bylaws of the Corporation to a majority or other proportion of shares of stock of the Corporation shall refer to such majority or other proportion of the aggregate votes of such shares of stock, taking into account any greater or lesser number of votes as a result of the foregoing.

C.
Bylaws. No adoption, amendment or repeal of a bylaw by action of stockholders shall be effective unless approved by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Common Stock and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this ARTICLE IX shall be in addition to any other vote of stockholders that may be required by law, this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation, any agreement with a national securities exchange or otherwise.
D.
Location of Stockholder Meetings and Records. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law as it now exists or as it may hereafter be amended) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE X

Amendments

The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner now or hereafter permitted by law, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, for so long as this Corporation shall control, directly or indirectly, any Exchange, before any amendment or repeal of any provision of the Certificate of Incorporation of this Corporation shall be effective, such amendment or repeal shall be submitted to the boards of directors of each Exchange ~~(or the boards of directors of their successors)~~, and if any or all of such boards of directors shall determine that such amendment or repeal must be filed with or filed with and approved by the SEC under Section 19 of the Exchange Act and the rules promulgated thereunder ~~(or, in the case of a security-based swap execution facility, Rule 242.806 or 242.807 under Regulation SE under the Exchange Act)~~ before such amendment or repeal may be effectuated, then such amendment or repeal shall not be effectuated until filed with or filed with and approved by the SEC, as the case may be.

ARTICLE XI

Exculpation

A director of the Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended, after approval by the stockholders of this ARTICLE, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

An amendment, repeal or modification of the foregoing provisions of this ARTICLE XI, or the adoption of any provision in an amended or restated Certificate of Incorporation inconsistent with this ARTICLE XI, by the stockholders of the Corporation shall not apply to or adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal, modification or adoption.

A-10 INTERCONTINENTAL EXCHANGE 2026 Proxy Statement

ARTICLE XII

Indemnification

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) such directors, officers or agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law as it now exists or as it may hereafter be amended, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

Any amendment, repeal or modification of any of the foregoing provisions of this ARTICLE XII shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any person with respect to any acts or omissions of such person occurring prior to, such amendment, repeal or modification.

2026 Proxy Statement	INTERCONTINENTAL EXCHANGE	A-11

EXHIBIT B — CERTAIN DEFINITIONS RELATED TO OUR OWNERSHIP AND VOTING LIMITATIONS

“Exchange” means any national securities exchange registered under Section 6 of the Exchange Act or any security-based swap execution facility registered under Section 3D of the Exchange Act, in any case that is directly or indirectly controlled by the Company.

“Intermediate Holding Company” means any entity controlled by the Company that is not itself an Exchange but that directly or indirectly controls an Exchange.

“Member” shall mean, with respect to any national securities exchange, a Person that is a “member” of an Exchange within the meaning of Section 3(a)(3)(A) of the Exchange Act or, with respect to a security-based swap execution facility, a Person that is a “member” within the meaning of Rule 242.802 of Regulation SE under the Exchange Act.

“Person” means any natural person, company, corporation or similar entity, government, or political subdivision, agency, or instrumentality of a government.

“Related Persons” means, with respect to any Person:

1.
any “affiliate” of such Person (as such term is defined in Rule 12b-2 under the Exchange Act);
2.
any other Person(s) with which such first Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Company;
3.
in the case of a Person that is a company, corporation or similar entity, any executive officer (as defined under Rule 3b-7 under the Exchange Act) or director of such Person and, in the case of a Person that is a partnership or a limited liability company, any general partner, managing member or manager of such Person, as applicable;
4.
in the case of a Person that is a Member, any Person that is associated with such Person (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act (with references therein to a national securities exchange being deemed to include a security-based swap execution facility));
5.
in the case of a Person that is a natural person and is a Member, any broker or dealer that is also a Member with which such Person is associated (as determined using the definition of “person associated with a member” as defined under Section 3(a)(21) of the Exchange Act (with references therein to a national securities exchange being deemed to include a security-based swap execution facility));
6.
in the case of a Person that is a natural person, any relative or spouse of such natural Person, or any relative of such spouse who has the same home as such natural Person or who is a director or officer of the Corporation or any of its parents or subsidiaries;
7.
in the case of a Person that is an executive officer (as defined under Rule 3b-7 under the Exchange Act), or a director of a company, corporation or similar entity, such company, corporation or entity, as applicable; and
8.
in the case of a Person that is a general partner, managing member or manager of a partnership or limited liability company, such partnership or limited liability company, as applicable.

2026 Proxy Statement	INTERCONTINENTAL EXCHANGE	B-1

INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59 P.M. Eastern Time on May 14, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ICE2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions by 11:59 P.M. Eastern Time on May 14, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote by mail must be received by 11:59 P.M. Eastern Time on May 14, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V85401-P45922 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY INTERCONTINENTAL EXCHANGE, INC. The Board of Directors recommends you vote FOR each of the nominees in Proposal 1. 1. Election of Directors Nominees: To be elected for terms expiring in 2027: 1a. Hon. Sharon Y. Bowen 1b. Shantella E. Cooper 1c. Duriya M. Farooqui 1d. The Rt. Hon. the Lord Hague of Richmond 1e. The Rt. Hon. the Lord Hill of Oareford CBE 1f. Mark F. Mulhern 1g. Thomas E. Noonan 1h. Daniel E. Pinto 1i. Caroline L. Silver 1j. Jeffrey C. Sprecher 1k. Martha A. Tirinnanzi For Against Abstain The Board of Directors recommends you vote FOR Proposal 2. For Against Abstain 2. To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers. The Board of Directors recommends you vote FOR Proposal 3. For Against Abstain 3. To approve the adoption of amendments to our current Certificate of Incorporation to supplement voting and ownership limitations for regulatory compliance. The Board of Directors recommends you vote FOR Proposal 4. For Against Abstain 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board of Directors recommends you vote AGAINST Proposal 5. For Against Abstain 5. A stockholder proposal regarding independent board chairman, if properly presented at the Annual Meeting. Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report With Form 10-K are available at www.proxyvote.com. V85402-P45922 Intercontinental Exchange, Inc. Annual Meeting Details: May 15, 2026, 8:30 a.m., Eastern Time To be held via webcast at www.virtualshareholdermeeting.com/ICE2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERCONTINENTAL EXCHANGE, INC. FOR THE 2026 ANNUAL MEETING The undersigned stockholder of Intercontinental Exchange, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the Annual Meeting of Stockholders of Intercontinental Exchange, Inc. to be held via webcast only, on Friday, May 15, 2026 at 8:30 a.m., Eastern Time, and hereby appoints A. Warren Gardiner, Andrew J. Surdykowski and Octavia N. Spencer and each of them proxies and attorneys-in-fact, each with power of substitution and revocation and each with all powers that the undersigned would possess if properly present, to attend and represent the undersigned at such meeting and any postponements or adjournments of such meeting and to vote all shares of Intercontinental Exchange, Inc. common stock which the undersigned is entitled to vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting. The undersigned hereby revokes all proxies previously given. The securities that can be voted at the Annual Meeting consist of Intercontinental Exchange, Inc. common stock, par value $0.01 per share. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, AGAINST PROPOSAL 5 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE VIA TELEPHONE OR THROUGH THE INTERNET. IMPORTANT TO BE SIGNED AND DATED ON REVERSE SIDE